UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.                 )

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

RENALYTIX PLC

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

November 13, 2023

Re:    2023 Annual General Meeting of Renalytix plc

Dear Shareholders,

On behalf of our Board of Directors, I am pleased to invite you to our 2023 Annual General Meeting (the “AGM”) of Renalytix plc (the “Company”) which will be held at 3:30 p.m. (GMT) on December 15, 2023 at 6 Stratton Street Mayfair, London W1J 8LD.

This letter, the notice of AGM set out in this document (the “Notice of AGM”), and associated materials for the AGM are being sent, or otherwise made available, to you because, as of November 10, 2023, you are registered as a holder of ordinary shares in the register of members of the Company. On or about November 21, 2023, this letter, the Notice of AGM and associated materials will also be available to holders of American Depositary Shares (“ADSs”) and contains information relevant to holders of ADSs.

The Notice of AGM is set out in this document, and it contains the resolutions to be proposed at the AGM (the “Resolutions”).

Details regarding the business to be conducted at AGM, and admission to the AGM, are described in the accompanying Notice of AGM, proxy statement and the enclosed ADS Proxy Card (if applicable).

For the purposes of the AGM, a quorum will be formed by two shareholders present in person or by proxy and entitled to vote on the business to be transacted at the AGM.

ACTION TO BE TAKEN BY HOLDERS OF ORDINARY SHARES IN THE COMPANY IN RESPECT OF THE ANNUAL GENERAL MEETING

If you are a holder of ADSs, please refer to the section below — “Holders of American Depositary Shares”.

You will not receive a hard copy form of proxy with this document. Instead, you will be able to submit a proxy electronically using the link www.signalshares.com. You will need to log into your Signal Shares account or register if you have not previously done so. To register you will need your Investor Code which is detailed on your share certificate or available from Link Group. Proxies submitted electronically must be submitted by no later than 3:30 p.m. (GMT) on December 13, 2023. You can also vote electronically via the shareholder app LinkVote+ or, if you are an institutional investor, via the Proxymity platform; full details are set out in the notes to the Notice of AGM. You may request a hard copy form of proxy directly from Link Group, shareholderenquiries@linkgroup.co.uk or on +44(0)371 664 0300. Calls are charged at the standard geographic rate and will vary by provider. Calls outside the United Kingdom will be charged at the applicable international rate. Lines are open between 09:00 – 17:30 (GMT), Monday to Friday excluding public holidays in England and Wales. Hard copy forms of proxy must be received by no later than 3:30 p.m. (GMT) on December 13, 2023.

A proxy may also be appointed by CREST members, by using the CREST electronic proxy appointment service, further details of which are set out in the notes to the Notice of AGM. Proxies submitted via CREST (under ID RA10) must be sent as soon as possible and in any event delivered by no later than 3:30 p.m. (GMT) on December 13, 2023, in order to be valid. The completion and return of a form of proxy, submitting a proxy instruction electronically or submitting a CREST proxy instruction will not preclude shareholders from attending and/or voting at the AGM should they so wish.

HOLDERS OF AMERICAN DEPOSITARY SHARES

In order to exercise your vote as a holder of an interest in the capital of the Company represented by ADSs, you or your bank, broker or nominee must be registered as a holder of ADSs in the ADS register by 5:00 p.m. Eastern Time on November 10, 2023 (the record date for ADS holders). If you hold ADSs through a bank, broker or nominee on November 10, 2023, the AGM documentation, including the ADS proxy card, will be sent to your broker who should forward the materials to you. Please reach out to your broker to provide your voting instructions. Please note that ADS proxy cards submitted by ADS holders must be received by Citibank, N.A. no later than 10:00 a.m. Eastern Time on November 11, 2023.

If you have queries about how you can deliver voting instructions, please contact Citibank, N.A. — ADR Shareholder Services at tel: +1-877-248-4237 (toll free within the United States) or +1-781-575-4555 (for international callers) or by email: citibank@shareholders-online.com or at Citibank Shareholder Services, P.O. Box 43077, Providence, RI 02940-3077.

RECOMMENDATION

The Board of Directors believes that each Resolution is in the best interest of the Company and its shareholders as a whole and is likely to promote the success of the Company. Accordingly, the Board of Directors unanimously recommends that you vote in favor of each of the Resolutions. Each director with personal holdings of equity interests in the Company intends to do so in respect of his or her own beneficial holdings. You will find an explanatory note in relation to each of the Resolutions in the attached proxy statement.

Thank you for your ongoing support of Renalytix plc.

Sincerely,

/s/ Christopher Mills
Christopher Mills Chairman

Renalytix plc

Finsgate

5-7 Cranwood Street

London, United Kingdom

(incorporated and registered in England and Wales under the Companies Act 2006 with registered number 11257655)

NOTICE OF 2023 ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 15, 2023

NOTICE IS HEREBY GIVEN that the 2023 Annual General Meeting (the “AGM”) of Renalytix plc (the “Company”) will be held at 3:30 p.m. (GMT) on December 15, 2023 at 6 Stratton Street Mayfair, London W1J 8LD to consider, and if thought fit, pass the following resolutions of which Resolutions 1 to 8 will be proposed as ordinary resolutions and Resolutions 9 to 11 as special resolutions.

Ordinary Resolutions

1.	To receive and adopt the accounts for the year ended June 30, 2023 together with the reports of the Directors and the auditors thereon (the “2023 U.K. Annual Report”).

2.	To approve the Directors’ Remuneration Report set out on pages 38 to 54 (inclusive) of the 2023 U.K. Annual Report.

3.

To re-appoint Catherine Coste as a Director of the Company who, having been appointed since the last annual general meeting, is retiring in accordance with Article 83.1 of the Company’s articles of association and, being eligible, is offering herself for re-appointment.

4.

To re-appoint Chirag R. Parikh as a Director of the Company who retires by rotation in accordance with Article 83.1 of the Company’s articles of association and, being eligible, is offering himself for re-appointment.

5.	To ratify the selection of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024.

6.

To re-appoint Messrs PKF Littlejohn LLP as auditors to act as such until the conclusion of the next annual general meeting of the Company at which the requirements of section 437 of the Companies Act 2006 (the “Act”) are complied with.

7.	To authorise the Directors of the Company to determine the auditors’ remuneration for the fiscal year ending June 30, 2024.

8.

That in substitution for any existing such authorities (but without prejudice to any allotment of Relevant Securities (as defined in i) below) made or agreed to be made pursuant to such authorities), the Directors be and they are hereby generally and unconditionally authorised pursuant to section 551 of the Act to exercise all the powers of the Company:

i)

to allot shares and grant rights to subscribe for, or convert any security into, shares of the Company (all of which transactions are hereafter referred to as an allotment of “Relevant Securities”) up to an aggregate nominal amount of £85,251.39 (representing approximately 35% of the Company’s issued share capital); and

ii)

to allot further equity securities (within the meaning of Section 560(1) of the Act) up to an aggregate nominal amount of £81,191.80 (representing approximately one-third of the Company’s issued share capital) in connection with a pre-emptive offer in favour of shareholders where the equity securities respectively attributable to the interest of the shareholders are proportionate (as nearly as practicable) to the respective numbers of ordinary shares held by them, which satisfies the conditions and may be subject to all or any of the exclusions specified in paragraph i) of Resolution 9.

The authorities conferred by this resolution shall expire (unless previously revoked or varied by the Company in general meeting) at the conclusion of the next annual general meeting of the Company or the close of business on March 14, 2025, whichever is earlier, save that the Company may, before such expiry, revocation or variation, make an offer or agreement which would or might require Relevant Securities to be allotted after such expiry and the Directors may allot Relevant Securities in pursuance of such an offer or agreement as if the authority conferred hereby had not expired or been revoked or varied.

Special Resolutions

9.

That, subject to and conditional upon the passing of Resolution 8 above, the Directors be given power in accordance with sections 570 and 573 of the Act to allot equity securities (as defined in section 560 of the Act) for cash pursuant to the authority conferred by Resolution 8 above and/or sell treasury shares as if section 561(1) of the Act did not apply to any such allotment or sale provided that this power shall be limited to:

i)

the allotment of equity securities in connection with an offer or issue of equity securities to or in favour of (a) holders of ordinary shares in proportion (as nearly as may be practicable) to their existing holdings and (b) holders of other equity securities if this is required by the rights of those securities or, if the Directors consider it necessary, as permitted by the rights of those securities, and so that the Directors may make such exclusions or other arrangements as they consider expedient or necessary in relation to fractional entitlements, record dates, shares represented by depositary receipts, the use of more than one currency for making payments in respect of such offer, treasury shares, legal or practical problems under the laws in any territory or the requirements of any relevant regulatory body or stock exchange or any other matter; and

ii)

the allotment of equity securities for cash pursuant to the authority granted under paragraph i) of Resolution 8 (otherwise than under paragraph i) of this Resolution 9) up to a maximum aggregate nominal amount of £85,251.39, which represents approximately 35% of the Company’s issued share capital.

The power conferred by this resolution shall expire (unless previously revoked or varied by the Company in general meeting) at the conclusion of the next annual general meeting of the Company or the close of business on March 14, 2025, whichever is earlier, save that the Company may before such expiry, revocation or variation make an offer or agreement which would or might require equity securities to be allotted or treasury shares to be sold after such expiry, revocation or variation and the Directors may allot equity securities and sell treasury shares pursuant to such offer or agreement as if the power hereby conferred had not expired or been revoked or varied. This power is in substitution for any and all powers previously conferred on the Directors under Section 570 of the Act, but without prejudice to any allotment of equity securities made or agreed to be made pursuant to such powers.

10.

That the Company be and is generally and unconditionally authorised for the purposes of section 701(1) of the Act to make one or more market purchases (within the meaning of section 693(4) of the Act) on the London Stock Exchange of ordinary shares of £0.0025 each in the capital of the Company (“Ordinary Shares”) on such terms and in such manner as the Directors may from time to time decide provided that:

iii)	the maximum aggregate number of Ordinary Shares authorised to be purchased is 9,743,015 (representing approximately 10% of the Company’s issued ordinary share capital);

iv)	the minimum price (excluding expenses) which may be paid for an Ordinary Share is £0.0025 per share;

v)

the maximum price (excluding expenses) which may be paid for an Ordinary Share is the higher of (a) 105% of the average of the middle market quotations for an Ordinary Share as derived from the AIM section of the London Stock Exchange Daily Official List for the five business days immediately preceding the date on which the Ordinary Share is purchased and (b) the higher of the price of the last independent trade and the highest current independent bid on the trading venue where the purchase is carried out;

vi)	unless previously varied or revoked, the authority conferred shall expire at the conclusion of the Company’s next annual general meeting or the close of business on December 31, 2024, if earlier; and

vii)

the Company may make a contract or contracts to purchase Ordinary Shares under the authority hereby conferred prior to the expiry of such authority which will or may be executed wholly or partly after the expiry of such authority and may make a purchase of Ordinary Shares in pursuance of any such contract or contracts.

11.

That with effect from the conclusion of the AGM the draft articles of association produced to the AGM and, for the purpose of identification, initialled by the Chairman be adopted as the articles of association of the Company in substitution for, and to the exclusion of, the Company’s existing articles of association.

In accordance with the Company’s articles of association, voting on all resolutions at the AGM will be on a poll rather than a show of hands.

Resolutions 1 through 8 will be proposed as ordinary resolutions under English law. Assuming that a quorum is present, an ordinary resolution is passed on a poll if it is approved by holders representing a simple majority (more than 50%) of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution.

Resolutions 9 through 11 will be proposed as special resolutions under English law. Assuming that a quorum is present, a special resolution is passed on a poll if it is approved by holders representing not less than 75% of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution.

The results of AGM and any other information required by the Act will be made available on our website (www.renalytix.com) as soon as reasonably practicable following the AGM and for the required period thereafter and announced by filing of a current report on Form 8-K filing with the U.S. Securities and Exchange Commission and publishing a RNS announcement in the United Kingdom.

Registered Office	BY ORDER OF THE BOARD

Finsgate 5-7 Cranwood Street London EC1V 9EE United Kingdom
Salim Hamir
November 13, 2023	Company Secretary

Arrangements for the AGM

The AGM will be held at 3:30 p.m. (GMT) on December 15, 2023 at 6 Stratton Street Mayfair, London W1J 8LD. Shareholders who wish to vote are encouraged to submit their votes by proxy as soon as possible and, in any event, no later than the deadlines set out in paragraphs 3, 4, 5 and 8 below. The Board recommends that Shareholders appoint the Chairman of the AGM as their proxy. In the event that the AGM arrangements change, the Company will issue a further communication via a regulatory information service. As such, we strongly recommend Shareholders monitor such communications, which can also be found on our website at https://investors.renalytix.com/news-and-events/news-releases/general.

1.

Pursuant to Regulation 41 of the Uncertificated Securities Regulations 2001 and article 49.4 of the Company’s articles of association, the Company specifies that only those members registered on the Company’s register of members at the close of business on December 13, 2023 shall be entitled to attend and vote at the AGM or adjourned meeting (as applicable) in respect of the number of Ordinary Shares registered in their name at the time. Changes to the register of members after that time will be disregarded in determining the rights of any person to attend or vote at the AGM.

2.

If you are a member of the Company at the time set out in note 1 above, you are entitled to appoint a proxy to exercise all or any of your rights to attend, speak, and vote at the AGM. You can only appoint a proxy using the procedures set out in these notes and the notes to the hard copy proxy form (if requested). A proxy does not need to be a member of the Company but must attend the AGM to represent you. You may appoint more than one proxy provided each proxy is appointed to exercise rights attached to different shares. To appoint more than one proxy, please contact the Registrar, Link Group at the address set out in note 5 below. The Board recommends that Shareholders appoint the Chairman of the AGM as their proxy.

3.

You will not receive a hard copy form of proxy with this document. Instead, you will be able to submit your proxy electronically using the link www.signalshares.com. You will need to log into your Signal Shares account, or register if you have not previously done so. To register you will need your Investor Code, which is detailed on your share certificate or available from our Registrar, Link Group. Proxies submitted electronically must be submitted by no later than 3:30 p.m. (GMT) on December 13, 2023.

4.	You can also vote electronically:

•	by downloading the shareholder app, LinkVote+, on the Apple App Store or Google Play and following the instructions; or

•

if you are an institutional investor, you may be able to appoint a proxy electronically via the Proxymity platform, a process which has been agreed by the Company and approved by the Registrar, Link Group. For further information regarding Proxymity, please go to www.proxymity.io. Your proxy must be lodged by 3:30 p.m. (GMT) on December 13, 2023 in order to be considered valid or, if the meeting is adjourned, by the time which is 48 hours before the time of the adjourned meeting. Before you can appoint a proxy via this process you will need to have agreed to Proxymity’s associated terms and conditions. It is important that you read these carefully as you will be bound by them and they will govern the electronic appointment of your proxy.

5.

You may request a hard copy form of proxy directly from the Registrar, Link Group at shareholderenquiries@linkgroup.co.uk or on Tel: 0371 664 0300. Calls are charged at the standard geographic rate and will vary by provider. Calls outside the United Kingdom will be charged at the applicable international rate. Lines are open between 9:00 a.m. – 5:30 p.m. (GMT), Monday to Friday excluding public holidays in England and Wales. To be valid, any hard copy form of proxy and power of attorney or other authority, if any, under which it is signed or a notarially certified or office copy of such power or authority or other instrument appointing a proxy must be completed and returned to Link Group, PXS1, Central Square, 29 Wellington Street, Leeds LS1 4DL no later than 3:30 p.m. (GMT) on December 13, 2023.

6.	CREST members who wish to appoint a proxy or proxies by utilising the CREST electronic proxy appointment service should do so in accordance with the procedures set out below.

7.

CREST members who wish to appoint a proxy or proxies through the CREST electronic proxy appointment service may do so for the AGM (and any adjournment of the AGM) by using the procedures described in the CREST Manual (available from www.euroclear.com/). CREST Personal Members or other CREST sponsored members, and those CREST members who have appointed a service provider(s), should refer to their CREST sponsor or voting service provider(s), who will be able to take the appropriate action on their behalf.

8.

In order for a proxy appointment or instruction made by means of CREST to be valid, the appropriate CREST message (a “CREST Proxy Instruction”) must be properly authenticated in accordance with Euroclear UK & International Limited’s specifications and must contain the information required for such instructions, as described in the CREST Manual. The message must be transmitted so as to be received by the issuer’s agent (ID RA10) by 3:30 p.m. (GMT) on December 13, 2023. For this purpose, the time of receipt will be taken to mean the time (as determined by the timestamp applied to the message by the CREST application host) from which the issuer’s agent is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST. After this time, any change of instructions to proxies appointed through CREST should be communicated to the appointee through other means.

9.

CREST members and, where applicable, their CREST sponsors or voting service providers should note that Euroclear UK & International Limited does not make available special procedures in CREST for any particular message. Normal system timings and limitations will, therefore, apply in relation to the input of CREST Proxy Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member, or sponsored member, or has appointed a voting service provider(s), to procure that his CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. In this connection, CREST members and, where applicable, their CREST sponsors or voting system providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings. The Company may treat as invalid a CREST Proxy Instruction in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.

10.	Unless otherwise indicated on the Form of Proxy, CREST, Proxymity or any other electronic voting instruction, the proxy will vote as they think fit or, at their discretion or withhold from voting.

11.

In the case of joint holders, where more than one of the joint holders purports to appoint a proxy, only the appointment submitted by the most senior holder will be accepted. Seniority is determined by the order in which the names of the joint holders appear in the Company’s register of members in respect of the joint holding (the first-named being the most senior).

12.

To change your proxy instructions simply submit a new proxy appointment using the methods set out above. Note that the cut-off time for receipt of proxy appointments (see above) also apply in relation to amended instructions; any amended proxy appointment received after the relevant cut-off time will be disregarded. Where you have appointed a proxy using the hard-copy proxy form and would like to change the instructions using another hard-copy proxy form, please contact Link Group at the contact details noted in note 5 above. If you submit more than one valid proxy appointment, the appointment received last before the latest time for the receipt of proxies will take precedence

13.

In order to revoke a proxy instruction, you will need to inform the Company by contacting Link Group on 0371 664 0300. Calls are charged at the standard geographic rate and will vary by provider. Calls outside the United Kingdom will be charged at the applicable international rate. Lines are open between 09:00 - 17:30, Monday to Friday excluding public holidays in England and Wales. In the case of a member which is a company, the revocation notice must be executed under its common seal or signed on its behalf by an officer of the company or an attorney for the company. Any power of attorney or any other authority under which the revocation notice is signed (or a duly certified copy of such power or authority) must be included with the revocation notice. The revocation notice must be received by Link Group no later than 3:30 p.m. (GMT) on December 13, 2023. If you attempt to revoke your proxy appointment but the revocation is received after the time specified then, subject to the note directly below, your proxy appointment will remain valid.

14.	Appointment of a proxy does not preclude you from attending the AGM and voting in person.

15.

Any corporation which is a member of the Company can appoint one or more corporate representatives who may exercise on its behalf all of its powers as a member provided that they do not do so in relation to the same Ordinary Shares.

16.

As at 5:00 p.m. (GMT) on November 10, 2023 being the latest practicable date before the circulation of this document, the Company’s issued share capital comprised 97,430,156 Ordinary Shares. Each Ordinary Share carries the right to one vote at a general meeting of the Company and, therefore, the total number of voting rights in the Company as at 5:00 p.m. (GMT) on November 10, 2023 being the latest practicable date before the circulation of this document is 97,430,156.

17.

You may not use any electronic address provided either in this Notice of AGM or any related documents (including any hard copy form of proxy) to communicate with the Company for any purposes other than those expressly stated.

18.

Any member attending the AGM has the right to ask questions. The Directors will not answer questions relating to the individual rights of shareholders at the AGM, but if you wish to submit a question via email we will respond to the extent we are able.

19.	In accordance with the Articles, voting on all resolutions at the AGM will be on a poll rather than a show of hands.

20.	A copy of this Notice of AGM, and other information required by Section 311A of the Act, can be found on the Company’s website at www.renalytix.com.

RECOMMENDATION

The Board of Directors believes that each Resolution is in the best interest of the Company and its shareholders as a whole and is likely to promote the success of the Company. Accordingly, the Board of Directors unanimously recommends that you vote in favor of each of the Resolutions. Each Director with personal holdings of equity interests in the Company intends to do so in respect of his or her own beneficial holdings. You will find an explanatory note in relation to each of the Resolutions in the attached proxy statement.

Page
INFORMATION CONCERNING PROXY SOLICITATION AND VOTING	1

QUESTIONS AND ANSWERS ABOUT VOTING	2

PROPOSAL 1: RESOLUTION TO RECEIVE AND ADOPT THE COMPANY’S U.K. STATUTORY ANNUAL ACCOUNTS AND REPORTS	10

PROPOSAL 2: APPROVAL OF OUR DIRECTORS’ REMUNERATION REPORT	11

RE-APPOINTMENT OF DIRECTORS	12

PROPOSAL 3: RE-APPOINTMENT OF CATHERINE COSTE TO THE BOARD OF DIRECTORS	13

PROPOSAL 4: RE-APPOINTMENT OF CHIRAG PARIKH TO THE BOARD OF DIRECTORS	14

PROPOSAL 5: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	15

PROPOSAL 6: RE-APPOINTMENT OF MESSRS PKF LITTLEJOHN LLP, A UNITED KINGDOM ENTITY, AS U.K. STATUTORY AUDITORS OF THE COMPANY, TO HOLD OFFICE UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS	17

PROPOSAL 7: AUTHORIZATION FOR THE DIRECTORS TO DETERMINE THE AUDITORS’ REMUNERATION FOR THE FISCAL YEAR ENDING JUNE 30, 2024	18

PROPOSAL 8: AUTHORIZATION OF ALLOTMENT OF SHARES	20

PROPOSAL 9: DISAPPLICATION OF PRE-EMPTION RIGHTS	21

PROPOSAL 10: AUTHORIZATION OF SHARE REPURCHASES ON THE LONDON STOCK EXCHANGE	22

PROPOSAL 11: ADOPTION OF NEW ARTICLES OF ASSOCIATION	23

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	25

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	35

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS	38

NAMED EXECUTIVE OFFICER COMPENSATION	41

DIRECTOR COMPENSATION	48

DELIVERY OF PROXY MATERIALS	52

ADDITIONAL INFORMATION	53

OTHER MATTERS	55

ANNEX A DIRECTORS’ REMUNERATION REPORT	A-1

ANNEX B NEW ARTICLES OF ASSOCIATION	B-1

Renalytix plc

Finsgate

5-7 Cranwood Street

London EC1V 9EE

United Kingdom

(incorporated and registered in England and Wales under the Companies Act 2006 with registered number 11257655)

PROXY STATEMENT FOR THE 2023 ANNUAL GENERAL MEETING OF

SHAREHOLDERS TO BE HELD ON DECEMBER 15, 2023

INFORMATION CONCERNING PROXY SOLICITATION AND VOTING

We have sent, or otherwise made available, to you this proxy statement because the Board of Directors (the “Board” or “Board of Directors”) of Renalytix plc (referred to herein as the “Company”, “we”, “us” or “our”) is soliciting your proxy to vote at our annual general meeting of shareholders (referred to herein as the “Meeting” or the “AGM”) to be held at 3:30 p.m. (GMT) on December 15, 2023 at 6 Stratton Street Mayfair, London W1J 8LD.

This proxy statement summarizes information about the proposals to be considered at the Meeting and other information you may find useful in determining how to vote. You will not receive a hard copy form of proxy with this proxy statement. Instead, you will be able to submit a proxy electronically using the link www.signalshares.com. Proxies submitted electronically must be submitted by no later than 3:30 p.m. (GMT) on December 13, 2023. You can also vote electronically via the shareholder app LinkVote+ or, if you are an institutional investor, via the Proxymity platform. Full details are set out in the notes to the Notice of 2023 AGM (the “Notice of AGM”). You may request a hard copy form of proxy directly from Link Group, shareholderenquiries@linkgroup.co.uk or on +44(0)371 664 0300. Calls are charged at the standard geographic rate and will vary by provider. Calls outside the United Kingdom will be charged at the applicable international rate. Lines are open between 09:00 – 17:30 (GMT), Monday to Friday excluding public holidays in England and Wales. Hard copy forms of proxy must be received by no later than 3:30 p.m. (GMT) on December 13, 2023.

In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. All costs of solicitation of proxies will be covered by us.

We are mailing, or otherwise making available, the Notice of AGM and this proxy statement to our ordinary shareholders of record as of November 10, 2023 (being the latest practicable date before the circulation of this document) for the first time on or about November 21, 2023. In this mailing, we are also including or making available our U.K. statutory annual accounts and reports for the year ended June 30, 2023 (the “2023 U.K. Annual Report”) and our annual report on Form 10-K for the year ended June 30, 2023, as amended to date (the “Annual Report on Form 10-K”). In addition, we have provided brokers, dealers, bankers, and their nominees, at our expense, with additional copies of our proxy materials, the 2023 U.K. Annual Report and the Annual Report on Form 10-K so that our record holders can supply these materials to the beneficial owners of our ordinary shares.

While this document is being sent, or made available, to our ordinary shareholders of record, this document will also be sent, or made available, to holders of American Depositary Shares (“ADSs”) and contains information relevant to holders of ADSs.

Important Notice Regarding the Availability of Proxy Materials for the AGM to Be Held on December 15, 2023:

The Notice of AGM, this proxy statement, the Annual Report on Form 10-K and the 2023 U.K. Annual Report are available on the Investors section of our website at https://investors.renalytix.com.

QUESTIONS AND ANSWERS ABOUT VOTING

1) Why am I receiving these materials?

Ordinary shareholders

We have sent, or otherwise made available to, you this proxy statement and related materials because you are an ordinary shareholder of record and our Board of Directors is soliciting your proxy to vote at the Meeting, including at any adjournments or postponements of the Meeting. You are invited to attend the AGM in person to vote on the proposals described herein. However, you do not need to attend the Meeting to vote your shares. Instead, please submit a proxy electronically using the link www.signalshares.com, via the shareholder app LinkVote+ or, if you are an institutional investor, via the Proxymity platform. You may request a hard copy form of proxy directly from Link Group, shareholderenquiries@linkgroup.co.uk or on +44(0)371 664 0300. Full details are set out in the notes to the Notice of AGM. Proxies submitted electronically or hard copy forms of proxy must be submitted by no later than 3:30 p.m. (GMT) on December 13, 2023.

CREST members may appoint a proxy by using the CREST electronic proxy appointment service. CREST members who wish to appoint a proxy or give an instruction through the CREST electronic proxy appointment service may do so by using the procedures described in the CREST manual.

You are encouraged to appoint the Chairman of the Meeting as your proxy.

Materials for ordinary shareholders will be mailed, or otherwise made available, on or about November 16, 2023 to all ordinary shareholders of record entitled to vote at the Meeting.

ADS holders

Materials for ADS holders of record, including the Notice of AGM, this proxy statement, the Annual Report on Form 10-K, the 2023 U.K. Annual Report and an ADS proxy card (the “ADS Proxy Card”), will be mailed or made available on or about November 21, 2023 to all ADS holders, including banks, brokers and nominees, who are registered as holders of ADSs in the ADS register at 10:00 p.m. GMT (5:00 p.m. Eastern Time) on November 10, 2023 (the record date for ADS holders).

The duly completed ADS Proxy Cards submitted by the ADS holders of record must be received by Citibank, N.A. no later than 3 p.m. GMT (10:00 a.m. Eastern Time) on December 11, 2023.

2) Who can vote at the Meeting?

Ordinary shareholders

Only ordinary shareholders of record registered in the register of members at close of business (GMT) on December 13, 2023 will be entitled to vote at the Meeting. The holders of ordinary shares are entitled to one vote per share on all matters that are subject to a shareholder vote.

As of November 10, 2023 (being the latest practicable date before the circulation of this proxy statement) there were 97,430,156 ordinary shares issued and outstanding, which are entitled to vote.

Whether or not you plan to attend the Meeting, we urge you to submit your proxy to ensure your vote is counted. All proxies, however submitted, must be lodged with our Registrar, Link Group, by no later than 3:30 p.m. (GMT) on December 13, 2023 for holders of ordinary shares.

You are encouraged to appoint the Chairman of the Meeting as your proxy.

If you sell or transfer your ordinary shares in the Company on or prior to close of business on December 13, 2023, your proxies, if submitted, (whether before or after you sell or transfer your ordinary shares) will be treated as invalid. Please pass this document and the accompanying materials to the person who arranged the sale or transfer for delivery to the purchaser or transferee. The purchaser or transferee should contact our Registrar, Link Group, for details in relation to submission of proxies.

Beneficial owners of ordinary shares which are registered in the name of a broker, bank or nominee

If your ordinary shares are held in an account at a brokerage firm, bank, nominee or other similar organization and you are the beneficial owner of shares, these proxy materials may be forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Meeting. You are encouraged to provide voting instructions to your broker, bank or nominee so that they may submit a proxy.

ADS holders

You are entitled to exercise your vote as a holder of an interest in the capital of the Company represented by ADSs if you or your brokerage firm, bank or nominee is registered as a holder of ADSs in the ADS register maintained by Citibank, N.A. as of 10:00 p.m. GMT (5:00 p.m. Eastern Time) on November 10, 2023 (the record date for ADS holders).

If you hold ADSs through a brokerage firm, bank or nominee as of the record date, the materials for ADS holders, including the ADS Proxy Card, will be sent to that organization. The organization holding your account is considered the ADS holder of record. Please reach out to that organization to provide your voting instructions.

Please note that ADS Proxy Cards submitted by ADS holders must be received by Citibank, N.A. no later than 3:00 p.m. GMT (10 a.m. Eastern Time) on December 11, 2023.

Citibank, N.A. will collate all votes properly submitted by ADS holders and submit a vote on behalf of all ADS holders. Each ADS represents two voting ordinary shares.

Contacts for ADS holders

If you have queries about how you can deliver voting instructions, please contact Citibank, N.A. —ADR Shareholder Services by telephone: +1-877-248-4237 (toll free within the United States) or +1-781-575-4555 (for international callers) or by email: citibank@shareholders-online.com or at Citibank, N.A. — Shareholder Services, P.O. Box 505050, Louisville, KY 40233-9724.

Contacts at the Company

If at any point you require guidance, please contact Salim Hamir, Company Secretary, by telephone at +44 20 3139 2910.

3) What is the difference between an ordinary shareholder of record and a beneficial owner?

These terms describe how your ordinary shares are held. If your ordinary shares are registered directly in our register of members maintained by Link Group, our Registrar, you are a shareholder of record and the proxy materials are being sent directly, or otherwise being made available, to you. If your ordinary shares are held in the name of a broker, bank or other nominee, you are a beneficial owner of the shares held by your broker, bank or nominee and the proxy materials may be made available or forwarded to you by your broker, bank or other nominee, who is treated as the shareholder of record. As the beneficial owner, you may have the right to direct your broker, bank or other nominee on how to vote your ordinary shares by following the voting instructions provided to you by such broker, bank or other nominee.

4) What are the requirements to elect the directors and approve each of the proposals?

You may cast your vote for or against each of the proposals or abstain from voting your shares on one or more of these proposals.

In accordance with the Company’s articles of association, voting on all resolutions at the AGM will be on a poll rather than a show of hands.

Proposals 1 through 8 will be proposed as ordinary resolutions under English law. Assuming that a quorum is present, an ordinary resolution is passed on a poll if it is approved by holders representing a simple majority (more than 50%) of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution.

Proposals 9 through 11 will be proposed as special resolutions under English law. Assuming that a quorum is present, a special resolution is passed on a poll if it is approved by holders representing not less than 75% of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution.

The result of the shareholder votes on the ordinary resolutions in proposals 1 (receipt and adoption of the Company’s U.K. statutory annual accounts and reports), 2 (approval of our U.K. statutory directors’ annual report on remuneration for the year ended June 30, 2023) and 5 (ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2024) are advisory in nature and as a result will not require our Board of Directors or any committee thereof to take any action. However, our Board of Directors values the opinions of our shareholders and will carefully consider the outcome of the votes on such proposals.

5) What are the voting recommendations of our Board regarding the election of directors and other proposals?

The following table summarizes the items that will be brought for a vote of our shareholders at the Meeting, along with the Board’s voting recommendations.

Proposal	Description of Proposal	Board’s Recommendation
1	Receipt and adoption of the Company’s U.K. statutory annual accounts and reports*	FOR

2	Approval of the Company’s Directors’ Remuneration Report*	FOR

3	Re-appointment of Catherine Coste to the Board of Directors	FOR

4	Re-appointment of Chirag Parikh to the Board of Directors	FOR

5	Ratification of the selection of Ernst & Young LLP, a Delaware limited liability partnership, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024*	FOR

6	Re-appointment of Messrs PKF Littlejohn LLP, a United Kingdom entity, as U.K. statutory auditors of the Company, to hold office until the conclusion of the next annual general meeting of shareholders	FOR

7	Authorization for the Board of Directors to determine the auditors’ remuneration for the fiscal year ending June 30, 2024	FOR

8	Authorization for the Board of Directors to (i) allot shares or to grant rights to subscribe for or convert any security into shares up to a maximum aggregate nominal amount of £85,251.39 and (ii) allot further equity securities up to an aggregate nominal amount of £81,191.80 in connection with a pre-emptive offer in favour of shareholders	FOR

Proposal	Description of Proposal	Board’s Recommendation

9	Authorizing the Board of Directors to allot equity securities for cash in connection with a pre-emptive offer and otherwise up to a maximum aggregate nominal amount of £85,251.39 pursuant to the authorization in Resolution 8 as if U.K. statutory pre-emption rights did not apply	FOR

10	Authorization of share repurchases on the London Stock Exchange	FOR

11	Adoption of new articles of association	FOR

*	Denotes an advisory vote.

6) What constitutes a quorum?

Under our current articles of association, a quorum will be present if two shareholders of the Company entitled to vote are present in person or represented by proxy at the Meeting. As described in Proposal 11, we are recommending that the quorum requirement in our articles of association be amended to comply with certain requirements of the Nasdaq rules.

If you are an ordinary shareholder of record, your shares will be counted towards the quorum only if you are present in person or represented by proxy at the Meeting. If you are a beneficial owner of ordinary shares held in an account at a brokerage firm, bank or other similar organization your shares will be counted towards the quorum if your broker or nominee submits a proxy for those shares and the proxy represents the holder at the Meeting. A member represented by a proxy at the Meeting will be counted towards the quorum requirement even where the proxy abstains from voting. If a form of proxy does not instruct the proxy how to vote, the proxy may vote as he or she sees fit or abstain in relation to any business of the Meeting.

If there is no quorum, the Meeting will stand adjourned to such time, date and place as may be fixed by the Chairman of the Meeting (being not less than 10 clear days later). Under our current articles of association, if a quorum is not present at the adjourned meeting, one person entitled to vote on the business to be transacted, being a member or a proxy for a member or a duly authorized representative of a corporation which is a member, shall be a quorum and any notice of an adjourned meeting shall state this.

7) How do I vote my shares?

Ordinary shareholders

If you are an ordinary shareholder of record, you may vote in person at the Meeting or if you do not wish to vote in person or will not be attending the Meeting, you may vote by proxy. You may appoint a proxy to vote on your behalf. Full details on how to appoint a proxy are set out in the notes to the Notice of AGM. If you properly give instructions as to your proxy appointment and your proxy appointment is not subsequently revoked, your shares will be voted in accordance with your instructions. If your ordinary shares are held in an account at a brokerage firm, bank, nominee or similar organization, you should follow directions provided by your broker, bank or other nominee.

All proxies must be lodged with our Registrar (Link Group) by no later than 3:30 p.m. GMT (10:30 a.m. Eastern Time) on December 13, 2023.

You are encouraged to appoint the Chairman of the Meeting as your proxy.

ADS holders

If you are a holder of ADSs, you may exercise your right to vote by completing and submitting the ADS Proxy Card which will be sent, or made available, to you by Citibank, N.A. If your ADSs are held in an account at a brokerage firm, bank, nominee or similar organization, you should follow the directions provided by your broker, bank or other nominee. All ADS Proxy Cards, however submitted, must be received by Citibank, N.A. no later than 3:00 p.m. GMT (10:00 a.m. Eastern Time) on December 11, 2023.

Citibank, N.A. will collate all votes properly submitted by ADS holders and submit a vote to the Company on behalf of all ADS holders.

8) How will my shares be voted if I do not specify how they should be voted?

If you submit your proxy electronically or via a hard copy form of proxy but do not indicate how you want your shares to be voted, your shares may be voted by the person that you appoint as your proxy as he or she deems fit or your proxy may abstain in relation to any business of the Meeting.

If you submit a signed ADS proxy card but it is missing voting instructions, Citibank, N.A. will deem the ADS holder to have instructed it to vote in favor of the proposals. In accordance with the terms of the deposit agreement by and among the Company, Citibank, N.A. as depositary and holders and beneficial owners of ADSs issued thereunder dated as of July 21, 2020 (the “Deposit Agreement”) and as amended to date, holders of ADSs as of 10:00 p.m. GMT (5:00 p.m. Eastern Time) on November 10, 2023 (the record date for ADS holders) who do not provide the depositary with voting instructions on or before 3:00 p.m. GMT (10:00 a.m. Eastern Time) on December 11, 2023 will be deemed to have instructed the depositary to give a discretionary proxy to a person designated by the Company to vote the underlying ordinary shares at the Meeting, and such shares, if such discretionary proxy is given, will be voted in accordance with the Board of Directors’ recommendations; provided, however, that no such discretionary proxy shall be given by the depositary with respect to any matter to be voted upon as to which the Company informs the depositary that (a) the Company does not wish such proxy to be given, (b) substantial opposition exists, or (c) the rights of holders of deposited securities under the Deposit Agreement may be adversely affected.

If you are a beneficial owner of ADSs and your broker, bank or nominee does not receive instructions from you about how your ADSs are to be voted, such broker, bank or nominee may be permitted to vote your ADSs on your behalf, depending on the rules applicable to such broker, bank or nominee and the type of proposal. Under rules of the New York Stock Exchange (“NYSE”), which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” ADSs on matters considered to be “routine” under NYSE rules, but they do not have discretionary power to vote your ADSs on “non-routine” matters. Therefore, brokers, banks and other nominees who hold ADSs on behalf of their beneficial owners may not give a proxy to the Company to vote those ADSs with respect to Proposals 2, 3, 4 and 11 and without specific voting instructions from such beneficial owners, as none of these other matters to be voted upon at the Meeting are considered “routine” matters under the NYSE Rule 452 and brokers, banks and other nominees do not have discretionary voting power for such non-routine matters.

A “broker non-vote” refers to an ADS represented at the Meeting held by the holder of the underlying ordinary shares as to which instructions have not been received from the beneficial owner or person entitled to vote such shares and with respect to which, on one or more, but not all matters, the broker does not have discretionary voting power to vote such share because such matter is considered “non-routine” under New York Stock Exchange rules.

We encourage you to submit your proxy with instructions and exercise your right to vote as a shareholder.

9) Can I change my vote or revoke a proxy?

An ordinary shareholder of record can revoke his or her proxy before the time of voting at the Meeting by:

•	contacting our Registrar, Link Group on 0371 664 0300. Calls are charged at the standard geographic rate and will vary by provider. Calls outside the United Kingdom will be charged at the applicable international rate. Lines are open between 09:00 - 17:30 (GMT), Monday to Friday excluding public holidays in England and Wales. In the case of an ordinary shareholder which is a company, the revocation notice must be executed under its common seal or signed on its behalf by an officer of the company or an attorney for the company. Any power of attorney or any other authority under which the revocation notice is signed (or a duly certified copy of such power or authority) must be included with the revocation notice. The revocation notice must be received by Link Group no later than 3:30 p.m. (GMT) on December 13, 2023. If you attempt to revoke your proxy appointment but the revocation is received after the time specified then, subject to the note directly below, your proxy appointment will remain valid; or

•	attending the Meeting and entering a new vote at the Meeting.

If your ordinary shares are held in an account at a brokerage firm, bank, nominee or similar organization, you may be able to change or revoke your voting instructions by contacting the broker, bank or other nominee holding the shares or by your broker, bank or other nominee validly appointing you as proxy to attend at the Meeting. See also “What if I plan to attend the Meeting?”

If you hold ADSs, directly or through a broker, bank or other nominee, you must follow the instructions provided by Citibank, N.A. or such broker, bank or other nominee if you wish to change your vote. The last instructions you submit prior to the deadline indicated by Citibank, N.A. or the broker, bank or other nominee, as applicable, will be used to instruct Citibank, N.A. how to vote your ADSs.

10) Who counts the votes?

Link Group has been engaged as our independent agent to tabulate shareholder votes. If you are an ordinary shareholder of record, you can submit your proxy electronically (via www.signalshares.com, the shareholder app LinkVote+ or, if you are an institutional investor, the Proxymity platform) or request a hard copy form of proxy (see instructions set out in the notes to the Notice of AGM). A proxy may also be appointed by CREST members, by using the CREST electronic proxy appointment service, further details of which are set out in the notes to the Notice of AGM. Proxies submitted via CREST (under ID RA10) must be sent as soon as possible and in any event so as to be received by no later than 3:30 p.m. (GMT) on December 13, 2023, in order to be valid. If you hold your ordinary shares through a broker, please provide voting instructions to your broker.

If you are a registered holder of ADSs, you can return your executed ADS Proxy Card to Citibank, N.A. for tabulation. If you hold your ADSs through a broker, bank or other organization, that organization can return the ADS Proxy Card to Citibank, N.A. following your instruction. Citibank, N.A. will submit your votes to Link Group for tabulation.

11) How are votes counted?

Votes will be counted by Link Group, who will separately count “for” and “against” votes, and “votes withheld” or abstentions. A “vote withheld” or abstention is not a vote in law and will not be counted in the calculation of the votes “for” and “against” a resolution. Broker non-votes will have no effect on any proposal. Brokers, banks and other nominees who hold ordinary shares or ADSs on behalf of their beneficial owners may not give a proxy to the Company to vote those shares with respect to Proposals 2, 3, 4 and 11 and without specific voting instructions from such beneficial owners, as none of these other matters to be voted upon at the Meeting are considered “routine” matters under the NYSE Rule 452 and brokers, banks and other nominees do not have discretionary voting power for such non-routine matters.

12) How many votes do I have?

In accordance with the articles of association, voting on all resolutions at the AGM will be on a poll rather than a show of hands. On a poll, each shareholder present in person or by proxy or in the case of a corporation, by a duly authorized representative, has one vote for each voting ordinary share held by the ordinary shareholder. Each ADS of the Company represents two voting ordinary shares.

13) What if I plan to attend the Meeting?

Ordinary shareholders can attend the Meeting, but attendance will be limited to ordinary shareholders of record as of close of business (GMT) on December 13, 2023. In order to obtain admittance to the Meeting each ordinary shareholder may be asked to present valid picture identification, such as a driver’s license or passport.

If you are an ADS holder, please note that you will not be able to cast votes at the Meeting. In order to vote your ADSs, you should complete and submit the ADS Proxy Card in accordance with the instructions set out above.

If the arrangements for our AGM change materially, we will issue a further communication via a Form 8-K filing with the U.S. Securities and Exchange Commission (the “SEC”), a RNS announcement in the United Kingdom and on our website at www.renalytix.com.

14) Who is paying for this proxy solicitation?

We will bear the costs of solicitation of proxies for the AGM, including the preparation, assembly, printing, mailing and distribution of the proxy materials. In addition to solicitation by mail, our directors, officers and employees may solicit proxies from shareholders by telephone, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of ordinary shares and ADSs held of record by them, and we will reimburse such custodians for their reasonable out-of-pocket expenses. We may also retain an independent contractor to assist in the solicitation of proxies. If retained for such services, we will pay the costs.

15) What do I do if I receive more than one proxy statement or ADS Proxy Card?

If you hold your ordinary shares in more than one account, you will receive a proxy statement for each account. If you hold ADSs in more than one account, you will receive an ADS Proxy Card and related proxy materials for each account. To ensure that all of your shares are voted, please submit your proxy. Please be sure to vote all of your shares.

16) Will there be any other business conducted at the Meeting?

No. In accordance with our articles of association, no matters other than proposals 1 through 11 may be presented at the Meeting. We have not been notified of, and our Board is not aware of, any other matters to be presented for action at the Meeting.

17) What is Link Group’s role?

Link Group is our registrar. All communications concerning ordinary shareholder of record accounts, including address changes, name changes, ordinary share transfer requirements and similar issues can be handled by contacting Link Group by telephone: +44 (0)371 664 0300 (if calling from overseas, please ensure the country code is used) or by writing to Link Group, PXS1, Central Square, 29 Wellington Street, Leeds LS1 4DL.

18) What is Citibank’s role?

Citibank, N.A. serves as our ADS depositary bank. Communications concerning ADS holder of record accounts can be handled by contacting Citibank, N.A. —ADR Shareholder Services by telephone: +1-877-248-4237

(toll free within the United States) or +1-781-575-4555 (for international callers) or by email: citibank@shareholders-online.com or at Citibank, N.A. — Shareholder Services, P.O. Box 505050, Louisville, KY 40233-9724.

19) What proxy materials are available on the internet?

The proxy statement, Annual Report on Form 10-K, and annual report to shareholders are available at www.renalytix.com.

20) How can I find out the results of the voting at the Meeting?

Preliminary voting results will be announced at the Meeting. Voting results will be announced by the filing of a current report on Form 8-K with the SEC within four business days after the Meeting and publishing a RNS announcement in the United Kingdom as soon as reasonably practicable following the AGM. If final voting results are unavailable at that time, we will file an amended current report on Form 8-K within four business days of the day the final results are available.

The results of any polls taken on the resolutions at the Meeting and any other information required by the U.K. Companies Act 2006 (the “Companies Act”) will be made available on our website (www.renalytix.com) and announced via a RNS announcement in the United Kingdom as soon as reasonably practicable following the Meeting and for the required period thereafter.

PROPOSAL 1:

RESOLUTION TO RECEIVE AND ADOPT THE COMPANY’S U.K. STATUTORY ANNUAL ACCOUNTS AND REPORTS

At the AGM, in accordance with the Companies Act, our Board of Directors will present our U.K. statutory annual accounts and reports for the year ended June 30, 2023 (the “2023 U.K. Annual Report”), which includes the audited portion of the directors’ annual report on remuneration. We will provide our shareholders with an opportunity to receive the U.K. statutory annual accounts and reports and to raise questions in relation to them. The 2023 U.K. Annual Report may be found on our website at https://investors.renalytix.com/financials-and-filings/annual-and-half-year-reports. In accordance with best practice, we are proposing an ordinary resolution to receive and adopt the 2023 U.K. Annual Report.

Vote Required

The affirmative vote of holders representing a simple majority of the total voting rights of shareholders present in person or by proxy who (being entitled to vote) vote on the matter will be required to receive and adopt the 2023 U.K. Annual Report.

The Board of Directors recommends a vote

FOR the resolution to receive and adopt the Company’s 2023 U.K. Annual Report.

PROPOSAL 2:

APPROVAL OF OUR DIRECTORS’ REMUNERATION REPORT

The Companies Act requires that our directors’ remuneration report, as set forth as Annex A to this proxy statement and on pages 38 to 54 of the 2023 U.K. Annual Report, be subject to an annual advisory vote. Accordingly, we are asking shareholders to approve, on an advisory basis, the directors’ remuneration report.

Our Board believes that appropriate remuneration of directors plays a vital part in helping to achieve our overall objectives. We encourage shareholders to read the directors’ remuneration report. Our Board and the Remuneration Committee believe that the policies and procedures as articulated in the directors’ remuneration report are effective and that as a result of these policies and procedures we have and will continue to have high-quality directors. Our U.K. statutory auditors, Messrs PKF Littlejohn LLP, have audited those parts of the directors’ remuneration report that are required to be audited. Our Board has approved and signed the directors’ remuneration report in accordance with English law.

This vote is advisory and non-binding and the directors’ entitlement to receive remuneration is not conditional on it. Payments made or promised to directors will not have to be repaid, reduced or withheld in the event that the resolution is not passed. Although non-binding, our Board and Remuneration Committee will review and consider the voting results when making future decisions regarding our director remuneration program. Following the AGM, and as required under English law, the directors’ remuneration report will be delivered to the U.K. Registrar of Companies.

Vote Required

The affirmative vote of holders representing a simple majority of the total voting rights of shareholders present in person or by proxy who (being entitled to vote) vote on the matter will be required to approve, on an advisory basis, our directors’ remuneration report.

The Board of Directors recommends a vote

FOR the approval of the directors’ remuneration report set forth in Annex A at Pages A-1 to A-20.

RE-APPOINTMENT OF DIRECTORS

Our Board of Directors currently consists of seven members.

Our articles of association require that those directors who were appointed by the Board since our 2022 Annual General Meeting must retire from office and may offer themselves for re-appointment. Ms. Catherine Coste has been appointed by the Board since our 2022 annual general meeting.

Additionally, our articles of association require any director who held office at the time of the two preceding annual general meetings and who did not retire at either of them, or who has held office with the Company (other than as a Director holding an executive position) for a continuous period of nine years or more at the date of the AGM, to retire from office. Such director may offer himself or herself for re-appointment. Pursuant to our articles of association, Dr. Chirag R. Parikh will, on this occasion, retire from office and stand for re-appointment by our shareholders.

Having carried out an evaluation of the individual performance of each of Ms. Catherine Coste and Dr. Chirag R. Parikh with the support of the Nomination Committee, the Board is satisfied that their performance continues to be effective and that they continue to demonstrate commitment to their roles. The Board considers that it is entirely appropriate for each of Ms. Catherine Coste and Dr. Chirag R. Parikh to seek re-appointment at the AGM.

Each of the above directors has been nominated for re-appointment and no other nominees for directors have been presented. Therefore, it is anticipated that following the AGM, if all of the above directors are re-elected, the Board of Directors will be comprised of seven members.

In connection with proposals 3 and 4, we set forth the biographical information for the nominees to our Board of Directors. For biographical information for the other directors, see Board of Directors and Corporate Governance.

PROPOSAL 3:

RE-APPOINTMENT OF CATHERINE COSTE TO THE BOARD OF DIRECTORS

Catherine Coste is currently a member of our Board of Directors and has been nominated for re-appointment as a director. If re-appointed, she will hold office from the date of her re-appointment until the 2026 annual general meeting of shareholders where she must retire from office and offer herself for re-appointment, or until her earlier death, resignation or removal. Ms. Coste has agreed to serve if re-appointed, and the Board has no reason to believe that she will be unable to serve.

Catherine Coste has served as a member of our Board of Directors since June 2023. Ms. Coste retired from Deloitte and Touche LLP in September 2020, where she was a senior partner and served as one of Deloitte’s life sciences industry executive leaders. She spent 32 years at Deloitte in both corporate and professional services positions leading global finance, internal audit and operations teams. Ms. Coste has served as a director of both Minerva Surgical, Inc. since February 2021, where she serves as Chair of the Audit Committee and as member of the Compensation Committee, and Biomerica, Inc. since August 2020, where she is Chair of the Audit Committee, and serves on the Compensation Committee and the Nominating and Corporate Governance Committee. Ms. Coste also has extensive experience in Sarbanes-Oxley compliance, corporate risk analysis and management, cyber risk assessment, fraud prevention, IT systems analysis and upgrades, internal controls, and corporate governance. Ms. Coste is a Certified Public Accountant. Ms. Coste earned her B.A. in business administration, accounting, from California State University, Hayward. We believe that Ms. Coste is qualified to serve on our Board because of her extensive experience as a director of publicly traded companies and significant corporate finance and business expertise.

Vote Required

The affirmative vote of holders representing a simple majority of the total voting rights of shareholders present in person or by proxy who (being entitled to vote) vote on the matter will be required to re-appoint Catherine Coste to our Board of Directors.

The Board of Directors recommends a vote

FOR the re-appointment of Catherine Coste to our Board of Directors.

PROPOSAL 4:

RE-APPOINTMENT OF CHIRAG PARIKH TO THE BOARD OF DIRECTORS

Chirag R. Parikh, Ph.D., M.D. is currently a member of our Board of Directors and has been nominated for re-appointment as a director. If re-appointed, he will hold office from the date of his re-appointment until the 2026 annual general meeting of shareholders where he must retire from office and offer himself for re-appointment, or until his earlier death, resignation or removal. Dr. Parikh has agreed to serve if re-appointed, and the Board has no reason to believe that he will be unable to serve.

Chirag R. Parikh, Ph.D., M.D. has served as a member of our Board of Directors since October 2019. Since July 2018, Dr. Parikh has served as a Professor of Medicine and the Division Director of Nephrology at Johns Hopkins University. Dr. Parikh also served a faculty member at Yale University where he directed the Program of Applied Translational Research. Dr. Parikh’s research focuses on the translation and validation of novel biomarkers for the diagnosis and prognosis of kidney diseases. He has assembled multicenter longitudinal prospective cohorts for translational research studies across several clinical settings of acute kidney injury and chronic kidney disease for the efficient translation of novel biomarkers. Dr. Parikh received his medical degree from Seth G.S. Medical College and KEM Hospital in Mumbai, India and subsequently completed his Nephrology fellowship and a Ph.D. in Clinical Investigation at the University of Colorado Health Sciences Center. We believe that Dr. Parikh is qualified to serve on our Board because of his academic and research experience in the field in which we operate.

Vote Required

The affirmative vote of holders representing a simple majority of the total voting rights of shareholders present in person or by proxy who (being entitled to vote) vote on the matter will be required to re-appoint Chirag R. Parikh to our Board of Directors.

The Board of Directors recommends a vote

FOR the re-appointment of Chirag R. Parikh to our Board of Directors.

PROPOSAL 5:

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected Ernst & Young LLP (“EY”), as our independent registered public accounting firm for the fiscal year ending June 30, 2024 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the shareholders at the AGM. A representative of EY will not be present at the Meeting.

Neither our articles of association nor other governing documents nor applicable law require shareholder ratification of the selection of EY as our independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of EY to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain EY. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and our shareholders.

Principal Accounting Fees and Services

The following table represents aggregate fees billed to the Company for the fiscal years ended June 30, 2023 and 2022 by Ernst & Young LLP, Iselin, New Jersey (PCAOB ID: 42), one of the Company’s principal accountants.

	Fiscal Year Ended June 30,
	2023	2022
	(in thousands)
Audit Fees	$465	$876
Audit-Related Fees	—	—
Tax Fees	—	—

All Other Fees	—	—

Total Fees	$465	$876

Audit fees consist of fees billed for professional services provided in connection with the audit of our annual financial statements, the review of our quarterly financial statements, and audit services that are normally provided by the independent registered public accounting firm in connection with regulatory filings.

All fees described above were pre-approved by the Audit Committee.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm, Ernst & Young LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of services other than audit services by Ernst & Young LLP is compatible with maintaining the principal accountant’s independence.

Vote Required

The affirmative vote of holders representing a simple majority of the total voting rights of shareholders present in person or by proxy who (being entitled to vote) vote on the matter will be required to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024.

The Board of Directors recommends a vote

FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024.

PROPOSAL 6:

RE-APPOINTMENT OF MESSRS PKF LITTLEJOHN LLP, A UNITED KINGDOM ENTITY, AS U.K. STATUTORY AUDITORS OF THE COMPANY, TO HOLD OFFICE UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS

At each meeting at which the accounts are laid before shareholders, the Company is required to appoint U.K. statutory auditors to serve until the next such meeting. Proposal 6 seeks your approval of the re-appointment of Messrs PKF Littlejohn LLP, a United Kingdom entity (“PKF Littlejohn”), to serve as our U.K. statutory auditor, to hold office until the conclusion of the next annual general meeting of shareholders. In the event this proposal does not receive the affirmative vote of the holders of a majority of the shares entitled to vote and who are present in person or represented by proxy at the Meeting, the Board of Directors may appoint an auditor to fill the vacancy. A representative of PKF Littlejohn will not be present at the Meeting.

Principal Accounting Fees and Services

The following table represents aggregate fees billed to the Company for the fiscal years ended June 30, 2023 and 2022 by PKF Littlejohn, one of the Company’s principal accountants.

	Fiscal Year Ended June 30,
	2023	2022
	(in thousands)
Audit Fees	$71	$71
Audit-Related Fees	—	—
Tax Fees	—	—

All Other Fees	—	—

Total Fees	$71	$71

Audit fees consist of fees billed for professional services provided in connection with the audit of our annual financial statements and audit services that are normally provided by the independent registered public accounting firm in connection with regulatory filings.

All fees described above were pre-approved by the Audit Committee.

Vote Required

The affirmative vote of holders representing a simple majority of the total voting rights of shareholders present in person or by proxy who (being entitled to vote) vote on the matter will be required to approve the re-appointment of Messrs PKF Littlejohn LLP as our U.K. statutory auditors.

The Board of Directors recommends a vote

FOR the re-appointment of Messrs PKF Littlejohn LLP, a United Kingdom entity, as our U.K. statutory auditors.

PROPOSAL 7:

AUTHORIZATION FOR THE DIRECTORS TO DETERMINE THE AUDITORS’ REMUNERATION FOR THE FISCAL YEAR ENDING JUNE 30, 2024

In accordance with the Companies Act, the remuneration of our U.K. statutory auditors must be fixed in a general meeting of shareholders or in such manner as may be determined in a general meeting of shareholders. Proposal 7 authorizes the Directors to determine our auditors’ remuneration for the fiscal year ending June 30, 2024. Fees for Ernst & Young LLP, our independent registered public accounting firm, and Messrs PKF Littlejohn LLP, our statutory auditor, in respect of the years ended June 30, 2023 and June 30, 2022, are set forth in Proposal 5 and Proposal 6, respectively, above.

Vote Required

The affirmative vote of holders representing a simple majority of the total voting rights of shareholders present in person or by proxy who (being entitled to vote) vote on the matter will be required to approve the authorization for the directors to determine the auditors’ remuneration for the fiscal year ending June 30, 2024.

The Board of Directors recommends a vote

FOR the authorization of our directors to determine our Auditors’ remuneration.

BACKGROUND ON PROPOSALS 8 AND 9

Pursuant to the Companies Act, our Board of Directors may only allot shares or grant rights to subscribe for, or convert any securities into, shares (other than pursuant to an employees’ share scheme as defined in the Companies Act) if authorized to do so by our shareholders. If shareholders authorize our Board to allot shares or grant rights over shares, the Companies Act requires us, where the allotment is for cash, to offer them first to our existing shareholders in proportion to their holdings, unless the shareholders have sanctioned the disapplication of their statutory rights of pre-emption in respect of such allotment or grant of rights.

The authorities granted at the general meeting held on June 8, 2023 are due to expire at the AGM. Proposals 8 and 9 are intended to continue to give the Directors flexibility to act in the best interests of shareholders, where the opportunity arises, by issuing new shares. To ensure the Company’s continued ability to respond to market conditions and address business needs, the Board considers it appropriate that it be authorized to (i) allot shares and grant rights to subscribe for, or convert any securities into, shares up to an aggregate nominal amount of £85,251.39 (representing approximately 35% of the Company’s issued share capital) and (ii) allot further equity securities (as defined in the Companies Act) up to an aggregate nominal value of £81,191.80 (representing approximately one-third of the Company’s issued share capital) in connection with a pre-emptive offer in favour of shareholders.

At the general meeting of the Company on June 8, 2023, the Directors were authorized to allot equity securities for cash and/or to sell ordinary shares held by the Company as treasury shares on a non-pre-emptive basis for up to 20% of the then existing issued share capital. Such authority is due to expire at the AGM. As of November 10, 2023 (being the latest practicable date prior to the publication of this document), such authority has been partially utilized to issue ordinary shares and ordinary shares represented by ADSs to settle certain amortized payment and interest amounts due under the $21.2 million amortizing senior convertible bonds due April 2027 and to grant certain restricted share units to its consultants. The Directors considers it appropriate that they be authorized to allot shares for cash and/or to sell ordinary shares held by the Company as treasury shares in connection with a pre-emptive offering in favour of shareholders and otherwise up to an aggregate nominal amount of 85,251.39 (being approximately 35% of the Company’s issued share capital) pursuant to the authorization in Resolution 8 as if U.K. statutory pre-emption rights did not apply.

The Directors consider it is important that they have this authority to provide some flexibility in relation to the issue of shares on a non-pre-emptive basis. The Directors believe that it is important for the Board to have the flexibility to raise funds through the issue of new equity as required to finance the Company’s working capital requirements and growth plans. Raising funds to fuel commercial opportunities is essential to the Company, particularly now that with FDA De Novo marketing authorization in June, kidneyintelX.dkd is expected to become available commercially later in this fiscal year and the Company expects to see growth in adoption. In addition, the Company may also need to use these authorities to settle amortization and/or interest payments on its convertible bonds issued in April 2022 in ADSs and/or ordinary shares. Further, proposals 8 and 9 are, in the Directors’ view, appropriate to avoid the Company being at a competitive disadvantage as compared to its peer companies, many of whom are incorporated in the United States and not subject to the same restrictions on their ability to issue shares as apply to the Company under the Companies Act.

Approval of Proposals 8 and 9 by shareholders will not exempt the Company from any Nasdaq corporate governance or other requirements, including those limiting the issuance of shares. For these reasons, we, therefore, consider that the Proposals 8 and 9 are appropriate to the needs of the Company and in the interests of shareholders.

We are asking you to approve these proposals, which the Board believes are in the best interests of its shareholders and the Company as a whole.

The full details of the proposals are set forth below.

PROPOSAL 8:

AUTHORIZATION OF ALLOTMENT OF SHARES

Under the Companies Act, our Board of Directors cannot allot shares in the Company or grant rights to subscribe for, or convert any securities into, shares in the Company (other than pursuant to an employees’ share scheme) unless they are authorized to do so by the Company in general meeting. The current authority granted to the Board of Directors at the general meeting held on June 8, 2023 expires at the AGM.

Proposal 8 will be proposed as an ordinary resolution to grant authority to the Board of Directors to (i) allot new shares or grant rights to subscribe for, or convert any security into, shares in the Company up to a maximum aggregate nominal amount of £85,251.39 (representing approximately 35% of the Company’s existing issued share capital) and (ii) allot further equity securities (as defined in the Companies Act) up to an aggregate nominal value of £81,191.80 (representing approximately one-third of the Company’s issued share capital) in connection with a pre-emptive offering in favour of existing shareholders.

If approved by shareholders, this authority will expire at the conclusion of the next annual general meeting of the Company or March 14, 2025, whichever is earlier. If shareholders do not approve Proposal 8, the Company would not be able to allot further shares in the Company other than pursuant to an employees’ share scheme. Absent a further shareholder authorization, the Board considers that it would be significantly constrained in its ability to fund the development of the Company’s business.

Vote Required

The affirmative vote of holders representing a simple majority of the total voting rights of shareholders present in person or by proxy who (being entitled to vote) vote on the matter will be required to approve the authorization of the allotment of shares.

The Board of Directors recommends you vote

FOR the authorization of allotment of shares.

PROPOSAL 9:

DISAPPLICATION OF PRE-EMPTION RIGHTS

Proposal 9 seeks a disapplication of statutory pre-emption rights for pre-emptive offerings and otherwise for cash issues of up to a certain proportion of the Company’s issued ordinary share capital. The current disapplication of pre-emption rights approved at the general meeting held on June 8, 2023 expires at the AGM.

Proposal 9 will be proposed as a special resolution to allot equity securities (as defined in the Companies Act) for cash and/or to sell ordinary shares held by the Company as treasury shares without first offering them to existing shareholders in proportion to their existing holdings. Other than in connection with a pre-emptive offering, this authority will be limited to shares of an aggregate maximum nominal amount of £85,251.39 (being approximately 35% of the Company’s issued share capital).

Proposal 9 will be required to be passed as a special resolution and, if passed, this authority will expire (unless previously revoked or varied by the Company in general meeting) at the conclusion of the next annual general meeting of the Company or the close of business on March 14, 2025, whichever is earlier. If shareholders do not approve Proposal 9, the Company will not be able to allot further shares in the Company on a non-pre-emptive basis other than pursuant to an employees’ share scheme. Absent a shareholder authorization to allot equity securities free from applicable rights of pre-emption, the Board considers that it would be significantly constrained in its ability to fund the development of the Company’s business.

Proposal 9 is conditional on the approval of Proposal 8 because English law requires that a pre-emption disapplication be given in respect of a particular authorization (general or specific) to allot shares. Proposal 9 will therefore not be passed unless Proposal 8 is also approved, notwithstanding that shareholders may have voted to approve Proposal 9.

Vote Required

The affirmative vote of holders representing not less than 75% of the total voting rights of shareholders present in person or by proxy who (being entitled to vote) vote on the matter will be required to approve the disapplication of pre-emption rights.

The Board of Directors recommends you vote

FOR the disapplication of pre-emption rights.

PROPOSAL 10:

AUTHORIZATION OF SHARE REPURCHASES ON THE LONDON STOCK EXCHANGE

Proposal 10, which will be proposed as a special resolution, seeks authority to enable the Company to purchase its ordinary shares on the AIM market of the London Stock Exchange (“AIM”) during the period until the next annual general meeting of the Company or 31 December 2024, if earlier, for up to 9,743,015 ordinary shares, representing approximately 10% of the issued share capital of the Company. This authority would only allow for purchases of ordinary shares on AIM and would not allow for purchases of ADSs representing ordinary shares on Nasdaq.

The price payable (excluding expenses) shall not be more than the higher of (i) 105% of the average of the middle market quotations as derived from the AIM section of the Daily Official List of the London Stock Exchange plc for the ordinary shares for the five business days before the purchase is made and (ii) the higher of the price quoted for the last independent trade of, and the highest current independent bid for, any number of the ordinary shares as derived from the London Stock Exchange trading system. The price payable shall not be less than £0.0025 per share, being the nominal value of the ordinary shares.

In certain circumstances, it may be advantageous for the Company to purchase its own shares for either cancellation or to be held as treasury shares available for sale and this resolution seeks authority to do this.

This power will only be used if the Directors consider that to do so would promote the success of the Company and be in the best interests of the Company and its Shareholders as a whole. The Company would, within the guidelines set from time to time by the Board, make either a single purchase or a series of purchases, when market conditions are suitable, with the aim of maximizing the benefits to Shareholders. The Board considers that it will be most advantageous to Shareholders for the Company to be able to make such purchases as and when it considers market conditions to be favorable and therefore does not propose to set a timetable for making any such purchases.

Under the Companies Act, the Company is allowed to hold any ordinary shares purchased in the market in treasury rather than cancelling them. This gives the Company the ability to sell treasury shares quickly and cost-effectively and would provide the Company with additional flexibility in the management of its capital base. The Directors will decide at the time of any purchase which option to pursue. Shares held in treasury have their voting and dividend rights suspended. The Directors will have regard to any guidelines issued by investor groups as at the time of any such purchase with respect to the holding or resale of treasury shares.

As at November 10, 2023 (being the latest practicable date prior to the publication of this document) options to subscribe for a total of 7,503,507 ordinary shares were outstanding under the Company’s equity incentive schemes, representing approximately 7.7% of the issued share capital of the Company at that date and approximately 8.60% of the issued share capital of the Company if the authority sought by this resolution were to be exercised in full.

Vote Required

The affirmative vote of holders representing not less than 75% of the total voting rights of shareholders present in person or by proxy who (being entitled to vote) vote on the matter will be required to authorize certain share repurchases on AIM.

The Board of Directors recommends you vote

FOR the authorization of share repurchases on AIM.

PROPOSAL 11:

ADOPTION OF NEW ARTICLES OF ASSOCIATION

Our shareholders are asked to approve the adoption of new articles of association in order to amend the definition of quorum for purposes of shareholder actions at general meetings and meetings of holders of classes of shares to conform with the listing standards of Nasdaq. Consistent with English law, our current articles of association provide that (i) two shareholders present in person or by proxy and entitled to attend and vote on the business to be transacted shall constitute a quorum at general meetings and (ii) in the event of an adjourned general meeting or class meeting at least one shareholder, or shareholder of the relevant class, present in person or by proxy shall be a quorum. Nasdaq Listing Rule 5620(c), however, defines a quorum as no less than 331/3 percent of the outstanding shares of a company’s common voting stock. Until July 1, 2023, we were a foreign private issuer within the meaning of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and were thus permitted, pursuant to Nasdaq’s listing standards, to follow our home country practice with respect to quorum requirements in lieu of Nasdaq Listing Rule 5620(c). However, since we are no longer a foreign private issuer and therefore no longer subject to this exemption, the definition of quorum in our current articles of association should be amended so that it conforms to Nasdaq Listing Rule 5620(c).

Therefore, it is proposed that articles 11.3, 52 and 53 of our current articles of association be amended so that the quorum requirements for general meetings and meetings of holders of classes of shares conform with Nasdaq Listing Rule 5620(c) which defines a quorum as no less than 33 1/3 percent of the outstanding shares of a company’s common voting stock. Accordingly, Proposal 11 is submitted for a shareholder vote at the AGM to adopt new articles of association in order to replace articles 11.3, 52 and 53 of the current articles of association with the following new articles (the “Proposed Quorum Amendment”):

11.3. All the provisions in these Articles as to general meetings shall apply, with any necessary modifications, to every class meeting except that the quorum at every such meeting shall not be less than two persons holding or representing by proxy at least one-third of the nominal amount paid up on the issued shares of the class (excluding any shares of that class held as treasury shares).

52. Quorum

No business shall be transacted at any general meeting unless a quorum is present. If a quorum is not present, a chairman of the meeting can still be chosen and this will not be treated as part of the business of the meeting. A quorum shall be present if both:

(a)

two qualifying persons are present at a meeting unless each is a qualifying person only because (i) he is authorised to act as the representative of a corporation in relation to the meeting, and they are representatives of the same corporation or (ii) he is appointed as proxy of a member in relation to the meeting, and they are proxies of the same member; and

(b)

those qualifying persons present together hold (or are the representative or proxy of members in relation to the meeting holding) at least one-third in number of the issued shares entitled to vote on the business to be transacted.

For the purposes of this Article 52, (A) a “qualifying person” is an individual who is a member, a person authorised to act as the representative of a member (being a corporation) in relation to the meeting or a person appointed as proxy of a member in relation to the meeting and (B) where a qualifying person is present as proxy of a member in relation to the meeting, only the shares in respect of which the proxy is authorised to exercise voting rights will be treated as held for the purposes of determining whether a quorum is present.

53. Procedure if quorum not present

If a quorum is not present within fifteen (15) minutes (or such longer interval as the chairman in his absolute discretion thinks fit) from the time appointed for holding a general meeting, or if a quorum ceases to be present during a meeting, the meeting shall be dissolved if convened on the requisition of members. In any other case, the meeting shall stand adjourned to another day, (not being less than ten (10) clear days after the date of the original meeting), and at such time and place as the chairman (or, in default, the Board) may determine. If at such adjourned meeting a quorum is not present within fifteen (15) minutes from the time appointed for holding the meeting, the meeting shall be dissolved.

This description of the Proposed Quorum Amendment is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Articles as they are proposed to be adopted included as Annex B to this proxy statement, in which we have shown the proposed amendments colored in red, with deletions indicated by strikeouts and additions indicated by underlining.

Proposal 11 will be required to be passed as a special resolution. If our shareholders approve Proposal 11, the new articles of association would become effective from the conclusion of the AGM.

Vote Required

The affirmative vote of holders representing not less than 75% of the total voting rights of shareholders present in person or by proxy who (being entitled to vote) vote on the matter will be required to approve the adoption of new articles of association.

The Board of Directors recommends you vote

FOR the adoption of new Articles of Association to amend Articles 11.3, 52 and 53 of the Company’s current Articles of Association.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

BOARD OF DIRECTORS

The following table sets forth information with respect to our current directors, including their ages as of October 24, 2023.

Name	Age	Position(s)
James McCullough	55	Chief Executive Officer and Director
Fergus Fleming	56	Chief Technical Officer and Director
Catherine Coste	57	Director
Daniel Levangie	73	Director
Erik Lium, Ph.D.	55	Director
Christopher Mills	71	Chairman of the Board of Directors
Chirag R. Parikh, Ph.D., M.D.	50	Director

Director Nominees

The biographical information for Catherine Coste and Chirag Parikh, the nominees to our Board of Directors, is provided in Proposals 1 and 2, respectively.

Continuing Directors

Below is biographical information for those directors who are not standing for re-appointment at this Meeting and who will remain seated following the Meeting.

James McCullough has served as our co-founder and Chief Executive Officer since our inception. Mr. McCullough has leadership experience building emerging technology companies in both the public and private sectors with specific expertise in the life-sciences industry. From 2008 to 2014, he served as chief executive officer of Exosome Diagnostics Inc., a venture backed personalized medicine company developing non-invasive liquid biopsy diagnostics in cancer that was acquired by Bio-Techne Corporation in 2018. From 2018 to 2021, Mr. McCullough also served as a managing partner of Renwick Capital, LLC, a managing consulting firm specializing in assisting emerging healthcare technology companies with strategic planning and business execution. He received his B.A. from Boston University and an MBA from Columbia Business School.

Fergus Fleming has served as our Chief Technical Officer and as a member of our Board since our inception. Since June 2013, Mr. Fleming has served as Managing Director of FF Consulting Limited, where he has provided product development and commercialization support to medical devices and diagnostics companies. While working at FF Consulting Limited, Mr. Fleming has served as Head of Business Development for Oncomark Limited from November 2016 to October 2018, and served in a number of roles at EKF Diagnostics plc. Mr. Fleming has over 30 years of experience in the life sciences sector, including leadership positions with Baxter Healthcare, Boston Scientific and Trinity Biotech plc. Mr. Fleming received a degree in Science from University College Galway, Ireland.

Daniel J. Levangie has served as a member of our Board of Directors since August 2021. Mr. Levangie is the co-founder of, and has served as manager of, ATON Partners, a private investment firm, since 2013 and as president and CEO of CereVasc, LLC, a medical device company, since September 2018. He has served on the board of directors of Exact Sciences Corporation (NASDAQ: EXAS) since 2010. From 2013 through 2017, Mr. Levangie served as president of Insulet Drug Delivery Systems and served as a lead director of Insulet Corporation. Prior to that, Mr. Levangie was chief executive officer of Dune Medical Devices, Inc. and co-founder and managing partner of Constitution Medical Investors, Inc., a Boston-based private investment and product development firm acquired by Roche Diagnostics Corporation in 2013, and held executive management positions with Cytyc Corporation (“Cytyc”) including executive vice president and chief operating officer, chief executive officer and president until the acquisition of Cytyc by Hologic, Inc. in 2007. He served on the board of Hologic from 2007 to 2009. Mr. Levangie received a B.S. in Pharmacy from Northeastern University.

Erik Lium, Ph.D. has served as a member of our Board of Directors since November 2018. Since March 2014, Dr. Lium has served in various roles at Mount Sinai, where he is currently the president of Mount Sinai Innovation Partners, and the executive vice president and chief commercial innovation officer of the Mount Sinai Health System. In addition to his service on the Board, Dr. Lium represents Mount Sinai on several private company boards and previously served as a member of the investment review committee for the Accelerate NY Seed Fund. Prior to joining Mount Sinai, Dr. Lium served in a number of role at the University of California, San Francisco (“UCSF”), including as the Assistant Vice Chancellor of Innovation, Technology & Alliances, Assistant Vice Chancellor of Research and principal investigator for the Bay Area National Science Foundation I-Corps node. Additionally, prior to its acquisition in 2004, Dr. Lium served as President of LabVelocity Inc. Mr. Lium pursued postdoctoral research at UCSF in the laboratory of J. Michael Bishop, M.D., earned a Ph.D. from the Integrated Program in Cellular, Molecular and Biophysical Studies at Columbia University in the laboratory of Dr. Saul J. Silverstein, and holds a B.S. in Biology from Gonzaga University.

Christopher Mills has served as a member of our Board of Directors since our inception. Mr. Mills founded Harwood Capital Management in 2011, a successor company to its former parent company, J.O. Hambro Capital Management, which Mr. Mills co-founded in 1993. Mr. Mills is Chief Executive Officer and Investment Manager of North Atlantic Smaller Companies Investment Trust plc and Chairman and Chief Executive Officer of Harwood Capital Management Ltd. Mr. Mills currently serves on the board of a number of public companies, including EKF Diagnostics plc, Sureserve Group plc, Augean plc and MJ Gleeson plc. Mr. Mills received a B.A. in Business Studies from Guildhall University.

During the year ended June 30, 2023, there were four full meetings of our Board of Directors. All of our Directors attended a minimum of 75% of the aggregate of the meetings of the Board of Directors and meetings of the committees of which he or she was a member during the year ended June 30, 2023.

There are no family relationships between any of our executive officers or directors, nor are there any arrangements or understandings with major shareholders, customers, suppliers or others, pursuant to which any executive officer or director was selected as such.

CORPORATE GOVERNANCE

Composition of Our Board of Directors

In accordance with our articles of association, at every annual general meeting, there shall retire from office any director who has been appointed by our Board of Directors since the last annual general meeting, or who shall have been a director at each of the preceding two annual general meetings and who was not re-appointed at either such meeting, or who has held office (other than in an executive position) for a continuous period of nine years or more at the date of such annual general meeting. A retiring director shall be eligible for re-appointment. A director retiring at a meeting shall, if he is not re-appointed at such meeting, retain office until the meeting appoints someone in his place, or if it does not do so, until the conclusion of such meeting.

Leadership

The leadership structure of our Board of Directors separates the positions of Chief Executive Officer and Chairman of the Board in order to ensure independent leadership of the Board. Accordingly, the Chairman of the Board has substantial ability to shape the work of the Board. We believe that separation of the positions of Chairman of the Board and Chief Executive Officer reinforces the independence of the Board in its oversight of our business and affairs. In addition, we believe that having an independent Chairman of the Board creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in our best interests and shareholders. As a result, we believe that having an independent Chairman of the Board can enhance the effectiveness of the Board as a whole.

Independence of our Board of Directors

As required under the Nasdaq listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that the following five directors are independent directors within the meaning of the applicable Nasdaq listing standards: Catherine Coste, Daniel Levangie, Erik Lium, Christopher Mills and Chirag R. Parikh. In addition, the Board determined that Mr. Timothy Scannell, who resigned in October 2023, and Ms. Ann Berman, who resigned in September 2022, each were independent directors within the meaning of the applicable Nasdaq listing standards. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with the Company. James McCullough and Fergus Fleming are not independent based on their employment with the Company as executive officers.

Our independent directors meet in regularly scheduled executive sessions at which only independent directors are present. All of the committees of our Board of Directors are comprised entirely of directors determined by the Board of Directors to be independent.

Board Oversight of Risk Management

Our management is primarily responsible for assessing and managing risk, while our Board of Directors is responsible for overseeing management’s execution of its responsibilities. Our Board of Directors is supported by its committees in fulfillment of this responsibility. For example, our audit committee focuses on our overall financial risk by evaluating our internal controls and disclosure policies as well as ensuring the integrity of our financial statements and periodic reports. The audit committee also monitors compliance with legal and regulatory requirements. Our remuneration committee strives to create incentives that encourage an appropriate level of risk-taking consistent with our business strategy. Our nomination committee ensures that our governance policies and procedures are appropriate in light of the risks we face.

COMMITTEES OF OUR BOARD OF DIRECTORS

Our Board of Directors has three standing committees: an audit committee, a remuneration committee and a nomination committee. The charters for each of these committees can be found on our website at www.renalytix.com. Each committee reviews its respective charter at least annually.

Name	Audit	Remuneration	Nomination
Catherine Coste	Chair	X
Daniel Levangie	X	Chair
Erik Lium	X
Christopher Mills			Chair
Chirag R. Parikh			X
Total meetings in fiscal 2023	3	3	—

Audit Committee

Our audit committee consists of Catherine Coste, Daniel Levangie and Erik Lium and assists the Board of Directors in overseeing our accounting and financial reporting processes and the audits of our financial statements. The audit committee consists exclusively of members of our Board who are financially literate, and both Ms. Coste and Mr. Levangie are considered an “audit committee financial expert” as defined by applicable SEC rules and has the requisite financial sophistication as defined under the applicable Nasdaq rules and regulations. The Board made a qualitative assessment of each of Mr. Levangie’s and Ms. Coste’s level of knowledge and experience based on a number of factors, including their formal education and experience. Our Board has determined that all of the members of the audit committee satisfy the “independence” requirements set forth in Rule 10A-3 under the Exchange Act. The audit committee is governed by a charter that complies with Nasdaq rules.

The audit committee’s responsibilities include:

•	monitoring the integrity of our financial and narrative reporting;

•	reviewing accounting policies and key estimates and judgments;

•	reviewing the appropriateness and completeness of the internal controls;

•	recommending the appointment, re-appointment or removal of the independent auditor to the annual general meeting of shareholders;

•

the appointment, compensation, retention and oversight (as set forth in the Exchange Act and the rules thereunder) of any accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit services;

•	pre-approving the audit services and non-audit services to be provided by our independent auditor before the auditor is engaged to render such services;

•	evaluating the independent auditor’s qualifications, performance and independence, and presenting its conclusions to the full Board of Directors on at least an annual basis;

•	reviewing and discussing with the executive officers, the Board of Directors and the independent auditor our financial statements and our financial reporting process; and

•	reviewing procedures for detection of fraud, whistleblowing and prevention of bribery, and reports on systems for internal financial control, financial reporting and risk management.

Report of the Audit Committee of the Board of Directors

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2023 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023.

Ms. Catherine Coste

Mr. Daniel Levangie

Mr. Erik Lium

The material in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Remuneration Committee

Our remuneration committee consists of Cathy Coste and Daniel Levangie and assists the Board of Directors in determining executive officer compensation. Mr. Levangie serves as chairman of the remuneration committee. Our Board has determined that each member of the remuneration committee is “independent” as defined under the applicable Nasdaq rules.

The remuneration committee’s responsibilities include:

•	identifying, reviewing and proposing policies relevant to executive officer compensation;

•	evaluating each executive officer’s performance in light of such policies and reporting to the Board;

•	analyzing the possible outcomes of the variable remuneration components and how they may affect the remuneration of the executive officers;

•

recommending any equity long-term incentive component of each executive officer’s compensation in line with the remuneration policy and reviewing our executive officer compensation and benefits policies generally; and

•	reviewing and assessing risks arising from our compensation policies and practices.

Our Board of Directors has delegated to the Remuneration Committee the authority to determine the compensation for our executive officers. Non-executive director compensation is recommended by our Remuneration Committee to the Board of Directors for approval. Our Chief Executive Officer may participate in general discussions with our Remuneration Committee and Board of Directors about these compensation matters but he does not participate in discussions during which his individual compensation is being considered and approved.

In 2023, the Remuneration Committee retained the services of Aon plc, an independent compensation consultant, to assist the Remuneration Committee with respect to compensation actions in 2023 with the goal of ensuring that our compensation arrangements for our Chief Executive Officer, our other senior executive officers and our non-executive directors were appropriate and competitive. Aon plc provided data from comparable publicly traded biopharmaceutical companies and otherwise assisted the Remuneration Committee in its design of competitive compensation for our Chief Executive Officer, senior executives and non-executive directors. The Remuneration Committee expects to continue to use compensation consultants to assist the Remuneration Committee in determining competitive levels of executive and non-executive compensation and specific design elements of our executive compensation program and non-executive directors’ compensation program. The Remuneration Committee continued to retain Aon plc through 2022 and 2023 in order to ensure that our compensation arrangements are competitive for 2023. After review and consultation, the Remuneration Committee determined that Aon plc is independent and that there is no conflict of interest resulting from retaining Aon plc in 2022 or in 2023. In reaching these conclusions, our Remuneration Committee considered the factors set forth in the SEC rules and the applicable Nasdaq rules.

Nomination Committee

Our nomination committee consists of Christopher Mills and Chirag Parikh, and assists our Board of Directors in identifying individuals qualified to become members of our Board and executive officers consistent with criteria established by our Board and in developing our corporate governance principles. Mr. Christopher Mills serves as chairman of the nomination committee. Our Board of Directors has determined that each member of the nomination committee is “independent” as defined under the applicable Nasdaq rules.

The nomination committee’s responsibilities include:

•	drawing up selection criteria and appointment procedures for directors;

•	reviewing and evaluating the size and composition of our Board and making a proposal for a composition profile of the Board of Directors at least annually;

•

assessing the independence of directors and director nominees, as well as any additional qualification requirements for directors or director nominees who will be members of committees of the Board of Directors, and making recommendations to the Board of Directors relating to such matters;

•	recommending nominees for election to our Board of Directors and its corresponding committees;

•	assessing the functioning of individual members of Board and executive officers and reporting the results of such assessment to the Board of Directors;

•

developing and recommending to the Board rules governing the Board, reviewing and reassessing the adequacy of such rules governing the Board and recommending any proposed changes to the Board of Directors; and

•

periodically reviewing and assessing the adequacy of the Company’s corporate governance guidance and, as appropriate, recommend any proposed changes to the Board of Directors for its consideration and approval.

The nomination committee considers candidates for Board of Director membership suggested by its members and the Chief Executive Officer. Additionally, in selecting nominees for directors, the nomination committee will review candidates recommended by shareholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our Board of Directors. Any shareholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Additional Information—Shareholder Proposals for 2024 Annual General Meeting.”

Our Board of Directors is responsible for filling vacancies on our Board of Directors and for nominating candidates for election by our shareholders each year. The Board of Directors delegates the selection and nomination process to the Nomination Committee, with the expectation that other members of the Board of Directors, and of management, will be requested to take part in the process as appropriate.

Director Nomination Process

Our Board will determine the appropriate characteristics, skills, and experience for our Board as a whole and for its individual members. Our Board considers recommendations for nominees from the Nomination Committee. Our Board will consider the minimum general criteria below, and may add any specific additional criteria with respect to specific searches, in selecting candidates and existing directors for serving on our Board. An acceptable candidate may not fully satisfy all of the criteria, but is expected to satisfy nearly all of them. Our Board believes that candidates for director should have certain minimum qualifications, including the highest personal integrity and ethics, the ability to read and understand basic financial statements, and being over 21 years of age.

Our Board and the Nomination Committee also intend to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. However, our Board and the Nomination Committee retain the right to modify these qualifications from time to time.

Candidates for director nominees are reviewed in the context of the current composition of our Board and the competencies of the individual members, the current and future operating requirements of the Company and the long-term interests of stockholders, with the objective of having a balanced and effective Board that reflects a variety of characteristics, perspectives, skills and professional experience. The Nomination Committee’s review and periodic assessments of the characteristics, perspectives, skills and professional experience it seeks in our Board as a whole, and in individual directors, in connection with its review of our Board’s composition, enables it to assess the effectiveness of its goal of achieving a balanced and effective Board with diversity. Our Board considers age, skills, diversity (including diversity of gender, ethnic background and country of origin) and other factors that it deems appropriate to maintain a balance of knowledge, experience, and capability on our Board.

In the case of incumbent directors who, pursuant to the Articles, are required to retire from office and are offering themselves for re-appointment, the Nomination Committee reviewed these directors’ service to the Company, including the number of meetings attended, level of participation, quality of performance and any relationships and transactions that might impair the directors’ independence, as well as the overall composition of our Board and the desire to add new skill sets, expertise and diversity to the Company. In the case of all director candidates, the Nomination Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary.

The Nomination Committee uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nomination Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board. The Nomination Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to our Board by majority vote.

Board Diversity

Board Size	As of October 24, 2023
Total Number of Directors:			7
Part 1: Gender	Male	Female	Non-Binary	Did Not Disclose
Number of Directors Based on Gender Identity	6	1	0	0
Part 2: Demographic Information
African American or Black	0	0	0	0
Alaskan Native or American Indian	0	0	0	0
Asian	1	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	5	1	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Information	0

Shareholder Recommendations and Nominees

Our Nomination Committee considers both recommendations and nominations for candidates to the Board from shareholders so long as such recommendations and nominations comply with our articles of association and applicable laws, including the rules and regulations of the SEC. Shareholders may recommend director nominees for consideration by the Nomination Committee by writing to our Company Secretary at the address below, or the Company’s registered office address from time to time, and providing evidence of the shareholder’s ownership of our ordinary shares and/or ADSs, the nominee’s name, home and business address, as well as the nominee’s detailed biographical data and qualifications for board membership, and information regarding any arrangements or understandings between the shareholder and the recommended candidate.

Following verification of the shareholder status of the person submitting the recommendation, all properly submitted recommendations will be promptly brought to the attention of the Nomination Committee. Shareholders who desire to nominate persons directly for election to the Board at an annual general meeting of shareholders must meet the deadlines and other requirements set forth under “Additional Information—Shareholder Proposals for 2024 Annual General Meeting.” Any vacancies on the Board of Directors occurring between our annual general meetings of shareholders may be filled by persons selected by a majority of the directors then in office, in which case any director so elected will serve until the next annual general meeting of shareholders when such director will offer himself or herself for re-appointment.

You may write to the Nomination Committee at:

c/o Salim Hamir

Company Secretary

Renalytix plc

5-7 Cranwood Street

London EC1V 9EE

United Kingdom

Director Attendance at Annual General Meeting of Shareholders

Directors are expected to try to attend our annual general meeting of shareholders to the extent practicable.

Code of Conduct

The Company has adopted a Code of Conduct that applies to all officers, directors and employees including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Conduct is available on the Company’s website at www.renalytix.com, under “Governance.” The Company intends to disclose on our website any amendments to, or waivers from, the Code of Conduct that are required to be disclosed pursuant to the disclosure requirements of Item 5.05 of Form 8-K within four business days following the date of the amendment or waiver.

Shareholder Communication with the Board of Directors

Any interested party with concerns about our Company may report such concerns to the Board of Directors or the Chairman of our Board of Directors and Nomination Committee. Communications may be addressed to the entire Board of Directors or to any individual director. All such communications will initially be received and processed by our Company Secretary. Spam, junk mail, advertisements and threatening, hostile, illegal and similar unsuitable communications will not be delivered to the Board. Shareholders can contact members of the Board of Directors by writing care of our Company Secretary at the Company’s registered office address.

A copy of any such written communication may also be forwarded to our legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with our legal counsel, with independent advisors, with non-management directors, or with our management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and applying his or her own discretion.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

The Audit Committee oversees the procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. We have also established a toll-free telephone number for the reporting of such activity, which is +1 (415) 389-6400.

Hedging Policy

The Company does not currently have any practices or policies regarding hedging or offsetting any decrease in the market value of our equity securities. Prior to the AGM, we expect that our Board will adopt a policy that will prohibit our employees, including our executive officers, and non-employee members of our Board from engaging in short sales, transactions in put or call options, hedging transactions, using margin accounts, pledges, or other inherently speculative transactions involving our equity securities.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our current executive officers, including their ages as of October 24, 2023. There are no family relationships among any of our executive officers.

Name	Age	Position
James McCullough	55	Chief Executive Officer and Director
Fergus Fleming	56	Chief Technical Officer and Director
Oliver James Sterling	53	Chief Financial Officer
Thomas McLain	65	President
Michael J. Donovan	69	Chief Medical Officer
Howard Doran	63	Chief Business Officer

The biography of each of Mr. McCullough and Mr. Fleming is set forth above under “Board of Directors.”

Oliver James Sterling, MBA, has served as Chief Financial Officer since the Company’s inception. From 2015 to 2021, Mr. Sterling also served as managing partner of Renwick Capital LLC. Prior to that, he served as a managing director at SF Sentry Securities, Brock Capital Group LLC and Aleutian Capital Group. Mr. Sterling serves as a director of Star Mountain Lower Middle-Market Capital Corp. He also has experience as a strategy management consultant at Booz Allen Hamilton. Mr. Sterling received his B.A. in geography (alternative energy and environmental science) from Boston University and an MBA from Columbia Business School.

Thomas McLain has served as our President since July 2019. Prior to joining Renalytix AI, he held leading positions, including as Chief Executive Officer, of Exosome Diagnostics Inc. from July 2014 to July 2019. Mr. McLain has also served as President and Chief Executive Officer of Vermillion, Inc., Chief Executive Officer of Claro Scientific LLC, Chairman, Chief Executive Officer and President of Nabi Biopharmaceuticals and Vice President at Bausch & Lomb. Mr. McLain received his B.A. in Economics at College of the Holy Cross and his MBA at the William E. Simon Graduate School of Business Administration at University of Rochester.

Michael J. Donovan, Ph.D., M.D. has served as our Chief Medical Officer since our inception. Since November 2011, Donovan has also served as a Professor of Experimental Pathology and Director of the Biorepository and Pathology core at the Icahn School of Medicine at Mount Sinai. In addition to an academic career at Harvard Medical School and Boston Children’s Hospital, Dr. Donovan has over 20 years’ experience in the biotechnology industry, serving in various senior management roles at Millennium Pharmaceuticals and Incyte Pharmaceuticals. He most recently served as Chief Clinical Officer of Vigilant Biosciences, Inc., Chief Medical Officer of MetaStat, Inc. and Chief Medical Officer of Exosome Diagnostics, Inc. Dr. Donovan received a B.S. in Zoology, an M.S. in Endocrinology and a Ph.D. in Cell and Developmental Biology from Rutgers University. He received his M.D. from the University of Medicine and Dentistry of New Jersey.

Howard Doran Jr. has served as our Chief Business Officer since September 2023. Mr. Doran served as a director of OncoGenesis, Inc. from June 2018 until October 2021 and previously served as a director of CereVasc, LLC from July 2015 until October 2018. Prior to this, Mr. Doran served as President and Chief Executive Officer of LipoScience, Inc. from February 2014 until successful completion of Labcorp’s acquisition of LipoScience, Inc. in November 2014. Prior to this, Mr. Doran was President and Chief Operating Officer of Constitution Medical, Inc., an early-stage in vitro diagnostics company, developer of the Bloodhound Fully Integrated Hematology System, from June 2010 to January 2014. Previously, Mr. Doran was a member of the senior executive team of Hologic, Inc. and served as President of Hologic’s Global Diagnostics business. Mr. Doran joined the senior management team of Hologic in October 2007 at the time of Hologic’s acquisition of Cytyc Corporation, where he had been serving as Senior Vice President and Business Unit Director of Cytyc’s $500 million in vitro diagnostics business. From 1997 through 2007, he was a key member of the management team of Cytyc Corporation, serving in a number of senior commercial roles of increasing responsibility including physician sales and marketing, managed care initiatives and laboratory sales and marketing. Mr. Doran received a B.S. in Management from West Chester University of Pennsylvania.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s ordinary shares (and our ADSs, each of which represents 2 ordinary shares) as of October 26, 2023 by: (i) each director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all current executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its ordinary shares.

We have determined beneficial ownership in accordance with the rules and regulations of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to applicable community property laws.

This table is based upon information supplied by officers, directors and principal shareholders. Applicable percentage ownership is based on 97,430,156 ordinary shares, including ordinary shares in the form of ADSs, outstanding as of October 26, 2023. In computing the number of shares beneficially owned by a person and the percentage ownership of such person, we include all shares subject to options held by the person that are currently exercisable, or would be exercisable or would vest based on service-based vesting conditions as of December 25, 2023, which is 60 days after October 24, 2023. However, except as described above, we do not deem such shares outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address for each beneficial owner listed in the table below is c/o Renalytix plc Finsgate 5-7 Cranwood Street, London, United Kingdom.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Shares Beneficially Owned
5% Shareholders:
Icahn School Of Medicine At Mount Sinai(2)	14,823,853	15.6%
Harwood Capital LLP(3)	10,777,019	11.3%
Jefferson River Capital LLC(4)	8,533,280	9.0%
Directors and Named Executive Officers:
James McCullough(5)	2,746,386	2.9%
Fergus Fleming(6)	1,107,642	1.2%
Catherine Coste	—	*
Daniel Levangie(7)	22,500	*
Erik Lium, Ph.D.	—	*
Thomas McLain(8)	1,297,311	1.3%
Christopher Mills(3)	10,777,019	11.3%
Chirag R. Parikh, Ph.D., M.D.(9)	115,724	*
O. James Sterling(10)	1,805,236	1.9%
All directors and current executive officers as a group (11 persons)(11)	17,871,818	18.3%

*	Represents beneficial ownership of less than 1%.
(1)

Our shareholders, executive officers and directors may hold ordinary shares, ADS or a combination of both. This column shows each holder’s beneficial ownership assuming all shares were held as ordinary shares, which may not be the case. Our ADSs are listed on The Nasdaq Global Market under the trading symbol “RNLX.” Ordinary shares are convertible to ADSs at a two to one ratio.

(2)	Consists of 204,501 shares issuable upon exercise of options vested as of December 25, 2023. The address of Mount Sinai is 1 Gustave L. Levy Place, New York, New York, 10029.

(3)

Consists of (i) 7,000,000 ordinary shares held by North Atlantic Smaller Companies Investment Trust plc (“NASCIT”), of which Harwood Capital LLP (“Harwood Capital”) is investment manager, (ii) 2,800,000 ordinary shares held by Oryx International Growth Fund Limited (“Oryx”), of which Harwood Capital is an investment advisor, (iii) 272,500 ordinary shares held by Harwood Holdco Limited (“Harwood Holdco”), which is a wholly owned subsidiary of Harwood Capital Management Limited Group (the “Harwood Group”), and (iv) 704,519 ordinary shares held by Harwood Capital, which is a wholly-owned subsidiary of the Harwood Group. Mr. Mills is partner and chief investment officer of Harwood Capital, and is the owner of the Harwood Group. The address of the Harwood Group, Harwood Capital, Harwood Holdco, NASCIT and Oryx is 6 Stratton St, Mayfair, London W1J 8LD, United Kingdom.

(4)

Consists of 8,294,932 ordinary shares held by the Hamilton E. James 2003 Children’s Trust (the “Trust”) and 238,348 ordinary shares directly held by Mr. Hamilton James. Jefferson River Capital LLC (“Jefferson River”) is the investment adviser of the Trust and Mr. James, and each of Jefferson River, the Trust and Mr. James disclaims beneficial ownership of any of the reported securities except to the extent of such party’s pecuniary interest in such securities. The address of Jefferson River Capital LLC is 499 Park Ave., 27th floor, New York, NY 10022.

(5)	Consists of 191,988 ordinary shares directly held by Mr. McCullough and 2,554,398 shares held by The McCullough 2020 Irrevocable Trust, of which Mr. McCullough is a trustee.
(6)	Consists of 569,481 ordinary shares directly held by Mr. Fleming and 538,161 shares issuable upon exercise of options vested as of December 25, 2023.
(7)	Consists of 22,500 ordinary shares issuable upon exercise of options vested as of December 25, 2023.
(8)	Consists of 59,150 ordinary shares directly held by Mr. McLain and 1,238,161 shares issuable upon exercise of options vested as of December 25, 2023.
(9)	Consists of 115,724 ordinary shares issuable upon exercise of options vested as of December 25, 2023.
(10)	Consists of 1,805,236 ordinary shares issuable upon exercise of options vested as of December 25, 2023.
(11)	Consists of 2,403,128 ordinary shares issuable upon exercise of options vested as of December 25, 2023.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLAN

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of June 30, 2023.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted- average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (1)
Equity compensation plans approved by security holders	5,289,744	$$4.28	16,939,496	(4)
Equity compensation plans not approved by security holders	—	—	—

Total	5,289,744	$$4.28	16,939,496	(4)

(1)

Pursuant to the terms of the 2020 Plan, the number of ordinary shares available for issuance under the Company’s 2020 Equity Incentive Plan automatically increases on each January 1 until and including January 1, 2030, by an amount equal to the lesser of: (a) 5% of the ordinary shares outstanding on the final day of the immediately preceding calendar year and (b) such smaller number of shares as is determined by our Board of Directors. Pursuant to the terms of the Company’s 2020 Employee Share Purchase Plan (“2020 ESPP”), the number of ordinary shares available for issuance under the 2020 ESPP automatically increases on each January 1 until and including January 1, 2030, by an amount equal to the lesser of: (a) 1% of the ordinary shares outstanding on the final day of the immediately preceding calendar year and (b) 2,000,000 ordinary shares.

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS

TRANSACTIONS WITH RELATED PERSONS

Related-Person Transactions Policy and Procedures

We have adopted a policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our ordinary shares and any members of the immediate family of any of the foregoing persons are not permitted to enter into a related person transaction with us without the approval or ratification of our Board or our Audit Committee. Any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of any class of our ordinary shares or any member of the immediate family of any of the foregoing persons, in which the amount involved exceeds $120,000 and such person would have a direct or indirect interest, must be presented to our Board or our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Board or our Audit Committee is to consider the material facts of the transaction, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

The related person transactions policy also covers related party transactions under the AIM Rules for Companies published by the London Stock Exchange, or the AIM Rules, which contains a different definition of a related party to the definition of a related person set out above for U.S. purposes. The AIM Rules require that any transaction with a related party (pursuant to the definition in the AIM Rules) that exceeds 5% in any of the class tests set out in the AIM Rules, taking into account certain provisions relating to aggregation of transactions, should be announced without delay as soon as the terms of the transaction are agreed, and that the announcement should include certain specified information including a statement that our directors (with the exception of any director who is involved in the transaction as a related party) consider, having consulted with our nominated adviser for AIM, that the terms of the transaction are fair and reasonable insofar as our shareholders are concerned.

Certain Related-Person Transactions

Except as described below, there have been no transactions since July 1, 2021 to which we have been a participant in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or holders of more than five percent of our capital stock, or any members of their immediate family, had or will have a direct or indirect material interest, other than compensation arrangements that are described under “Executive Compensation” and “Director Compensation.” For a description of severance and change in control arrangements that we have entered into with some of our executive officers, see “Executive Compensation—Potential Payments upon Termination or Change in Control.”

2022 Placement

In April 2022, we issued and sold an aggregate of 2,428,688 ordinary shares for a purchase price of $3.625 per share and an aggregate purchase price of $8.8 million. The following table summarizes the number of ordinary shares purchased by related persons.

Shareholder	Ordinary Shares	Subscription Price ($)	Gross Proceeds to Company ($)
Icahn School of Medicine at Mount Sinai(1)	1,103,448	3,999,999.00	3,999,999.00
Harwood Capital LLP(2)	551,724	1,999,999.50	1,999,999.50
Thomas McLain(3)	55,172	199,998.50	199,998.50
Timothy Scannell(4)	68,964	249,994.50	249,994.50
Ann Berman(5)	27,586	99,999.25	99,999.25

(1)	As at the date of the 2022 placement, the Icahn School of Medicine at Mount Sinai beneficially owned more than 5% of the Company’s ordinary shares.
(2)

Consist of (i) ordinary shares purchased by NASCIT, of which Harwood Capital was investment manager, (ii) ordinary shares purchased by Oryx, of which Harwood Capital was an investment advisor, (iii) ordinary shares purchased by Harwood Capital, and (iv) ordinary shares purchased by Harwood Capital Nominees Limited (“Harwood Nominees”). Mr. Mills is a member of our Board of Directors and has been partner and chief investment officer of Harwood Capital.

(3)	As at the date of the 2022 placement, Mr. McLain served as our President.
(4)	As at the date of the 2022 placement, Mr. Scannell served as a member of our Board of Directors.
(5)	As at the date of the 2022 placement, Ms. Berman served as a member of our Board of Directors.

2023 Placement

In February 2023, we issued and sold an aggregate of 3,699,910 ordinary shares at a price of £0.90 per ordinary share and 7,511,525 ADSs, at a price of $2.17 per ADS. The private placement generated gross cash proceeds of $20.3 million. The following table summarizes the number of ordinary shares purchased by related persons.

Shareholder	Ordinary Shares	Subscription Price ($)	Gross Proceeds to Company ($)
Icahn School of Medicine at Mount Sinai(1)	2,764,978	3,000,001.13	3,000,001.13
Oryx(2)	32,794	35,417.52	35,417.52
NASCIT(2)	313,581	338,667.48	338,667.48

(1)

As at the date of the 2023 placement, the Icahn School of Medicine at Mount Sinai beneficially owned more than 5% of the Company’s ordinary shares. Mr. Lium sits on our Board as a representative of the Icahn School of Medicine at Mount Sinai.

(2)

As at the date of the 2023 placement, Harwood Capital was investment manager to NASCIT and an investment advisor to Oryx. Mr. Mills is a member of our Board of Directors and has been partner and chief investment officer of Harwood Capital.

Relationship Agreement, by and among Renalytix plc, the Icahn School of Medicine at Mount Sinai and NPLUS1 Singer Advisory LLP

On October 30, 2018, we, Mount Sinai and NPLUS1 Singer Advisory LLP, or Singer, entered into a Relationship Agreement, or the Relationship Agreement, to regulate the terms of the relationship between us and Mount Sinai and to ensure that we can operate independently of Mount Sinai, pursuant to which, among other things, Mount Sinai has the right to appoint one member to our Board of Directors and Mount Sinai has agreed to not take any action intended to prevent our Board of Directors from operating independently of Mount Sinai. The Relationship Agreement was effective from November 6, 2018, the date of admission of our ordinary shares to trading on AIM.

Pursuant to the Relationship Agreement and for so long as (i) Mount Sinai shall hold as beneficial owner 5% by nominal value of our issued ordinary shares and (ii) our ordinary shares are admitted to trading on AIM, Mount Sinai agreed, among other things, to:

•	not take any action intended to prevent the Board of Directors from operating independently of Mount Sinai;

•

not take any action that would have the effect of preventing or might reasonably be expected to prevent any member of the Company from complying with its obligations under certain U.K. applicable laws including, without limitation, AIM Rule 13; and

•

allow a committee of the Board of Directors comprising of independent directors and Singer to deal with any matters in connection with (i) any actual or proposed transaction, agreement or arrangement between us and Mount Sinai, (ii) any matter in which any member of Mount Sinai is interested (iii) and any decision by us concerning the enforcement of its rights under, and the operation of, this Relationship Agreement.

The Relationship Agreement provides that any respective dispute between us and Mount Sinai relating to our management, the operation of the Board of Directors or any transaction, agreement or arrangement with Mount Sinai shall be passed to, and dealt with on our behalf by, a committee comprising only of independent directors following consultation with Singer.

The obligations of the parties under the Relationship Agreement shall automatically terminate upon:

•	such time as Mount Sinai ceases to hold as beneficial owner any ordinary shares; or

•

written notice to the other parties on or at any time after (i) we pass a resolution for our winding up or a court of competent jurisdiction making an order for our winding up or dissolution, (ii) the making of an administration order in relation to us or the appointment of a receiver over, or an encumbrancer taking possession of or selling, any of our assets, or (iii) we make an arrangement or composition with its creditors generally or making an application to a court of competent jurisdiction for protection from its creditors generally.

Pursuant to the Relationship Agreement, we agreed to appoint a representative designated by Mount Sinai to the Board of Directors as a non-executive director, and further the right to appoint a board observer. In connection therewith, Mount Sinai appointed Erik Lium to the Board of Directors. Mount Sinai’s right to maintain a representative on the Board of Directors and the right to appoint an observer at Board of Director meetings shall continue for so long as Mount Sinai continues to beneficially hold not less than 5% by nominal value of our issued ordinary shares.

The Relationship Agreement is filed with the Annual Report on Form 10-K as Exhibit 10.16 and is incorporated herein by reference, and the foregoing description of the Relationship Agreement is qualified in its entirety by reference thereto.

Indemnity Agreements

In July 2020, we entered into deeds of indemnity with each of our directors and executive officers in connection with the listing of our ADSs on Nasdaq. The deeds of indemnity and our articles of association require us to indemnify our directors and executive officers to the fullest extent permitted by law.

NAMED EXECUTIVE OFFICER COMPENSATION

Our named executive officers, or NEOs, for the fiscal year ended June 30, 2023, consisting of our principal executive officer and the next two most highly compensated executive officers serving as of June 30, 2023, were:

•	James McCullough, our Chief Executive Officer and Director;

•	Thomas McLain, our President; and

•	O. James Sterling, our Chief Financial Officer.

Summary Compensation Table

The following table presents all of the compensation awarded to or earned by or paid to our named executive officers for the fiscal years ended June 30, 2023 and 2022.

Name and Principal Position	Year	Salary ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(1)	All Other Compensation ($)(2)		Total ($)
James McCullough	2023	601,271	—	405,675	29,375	(2)	1,036,321
Chief Executive Officer and Director	2022	601,000	—	—	35,011	(3)	636,011
Thomas McLain	2023	450,271	—	202,500	9,930	(4)	662,701
President	2022	435,000	—	—	8,593	(5)	443,593
O. James Sterling	2023	426,251	—	174,735	22,691	(6)	623,677
Chief Financial Officer	2022	423,600	—	—	37,737	(7)	461,337

(1)	Represents amounts paid pursuant to our annual incentive compensation program, described below.
(2)	Represents $20,224 paid in 2023 by us in 401(k) contributions and $9,151 paid in 2023 by us for Mr. McCullough’s life insurance premiums.
(3)	Represents $27,000 paid in 2022 by us in 401(k) contributions and $8,011 paid in 2022 by us for Mr. McCullough’s life insurance premiums.
(4)	Represents $9,930 paid in 2023 by us for Mr. McLain’s life insurance premiums.
(5)	Represents $8,593 paid in 2022 by us for Mr. McLain’s life insurance premiums.
(6)	Represents $19,000 paid in 2023 by us in 401(k) contributions and $3,574 paid in 2023 by us for Mr. Sterling’s life insurance premiums.
(7)	Represents $34,163 paid in 2022 by us in 401(k) contributions and $3,574 paid in 2022 by us for Mr. Sterling’s life insurance premiums.

Narrative to the Summary Compensation Table

We review compensation annually for all employees, including our executives. In setting executive base salaries and bonuses and granting equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our shareholders and a long-term commitment to our company. We do not target a specific competitive position or a specific mix of compensation among base salary, bonus or long-term incentives.

The remuneration committee of our Board determines our executives’ compensation. Our remuneration committee typically reviews and discusses management’s proposed compensation with the Chief Executive Officer for all executives other than the Chief Executive Officer, which is recommended by our Board. Based on those discussions and its discretion, the remuneration committee then recommends the compensation for each executive officer. Our remuneration committee, without members of management present, discusses and approves (or recommends to the Board for determination and approval) the compensation of our executive officers. In 2023, the remuneration committee retained Aon plc., a compensation consulting firm, to evaluate and make recommendations with respect to our executive compensation program.

The table below sets out, for each element of pay, a summary of how remuneration of executive officers is structured and how it supports the Company’s strategy.

Purpose and Link to Strategy	Operation	Maximum Opportunity	Performance Metrics
Base Salary
To attract, retain and motivate executive officers of the highest caliber who are capable of delivering the Company’s strategic objectives, reflecting the individual’s experience and role within the Company. Base salary is designed to provide an appropriate level of fixed income to avoid an over-reliance on variable pay elements that could encourage excessive risk taking.

Salaries are normally reviewed annually, and changes are generally effective from 1 October- The annual salary review of the executive officers takes into consideration a number of factors, including:

•  scope of the individual’s responsibilities;

•  abilities, experience and performance of the individual;

•  business performance;

•  salary increases awarded to the overall employee population;

•  market competitiveness and US and UK market practice; and

•  the underlying rate of inflation.

		Executive officer level salaries are determined considering industry benchmarking data. There is no prescribed maximum annual salary or salary increase. Base salary increases are awarded at the discretion of the Committee; however, the Committee is guided by the general increase for the broader employee population but may decide to award a lower increase for Executive officers or exceed this to recognise, for example, an increase in the scale, scope or responsibility of the role and/or take account relevant market movements. salary increases will normally executive officer level salaries are approved by the Board in line with corporate performance and are consistent with positions held.	No formal metrics, although any increases take account of Company performance and the individual performance of the executive officer.
Benefits
Benefits in kind offered to executive officers are provided on a market- competitive basis, to assist with their recruitment and retention.	The Company aims to offer benefits that are in line with the executive officers’ local market and those offered to the wider workforce.	There is no defined maximum value for benefits, but the Committee will consider the aggregate value of any such benefits when determining what should be offered.	Not performance related.

Purpose and Link to Strategy	Operation	Maximum Opportunity	Performance Metrics
Pension / Retirement Benefits
The Company aims to provide a contribution towards life in retirement.	Depending on their location and comparable benefits offered to local employees, executive officers may be eligible to receive employer contributions to a defined contribution pension scheme or a cash supplement in lieu of such contributions, or a mixture of both.	The maximum employer pension contribution or cash in lieu amount will be a percentage of annual base salary aligned with that provided to other senior executives in the executive officer’s location.	Not performance related.
Annual Bonus
An annual bonus rewards the achievement of objectives that support the Company’s corporate goals and delivery of the business strategy	Bonuses are determined based on objectives that are agreed with the Committee, and the Board, at the start of each financial year although the Committee retains the discretion to amend objectives during the year if it considers that objectives are no longer appropriate. Different performance measures and weightings may be used each year, as agreed with the Committee, to take into account changes in the business strategy. Bonuses are normally paid in cash (but may be paid in the form of an equity award, at the discretion of the Committee).	Executive officer level bonuses are approved by the Board in line with corporate performance and are consistent with positions held.	Performance measures are determined by the Committee each year and may vary to ensure that they promote the Company’s business strategy and shareholder value. The annual bonus will be based on corporate measures, including, but not limited to, financial and/or strategic measures. Bonus measures are reviewed at least annually and the Committee has the discretion to change the measures or to introduce new measures when it deems appropriate.
Equity Incentive Plan (“EIP”)
To attract, motivate, retain and reward for long-term, sustainable performance linked to corporate strategy and provide alignment with shareholders’ interests.	Equity awards granted to executive officers may take the form of options, restricted shares, performance share units, restricted share units, or other forms of awards granted in accordance with the discretionary EIP that may be in place from time to time.	There is no maximum opportunity for equity incentives. However, the Committee will generally assess the position at similar sized comparative companies prior to making any award to ensure that any awards are aligned to the market.	Vesting of equity awards is generally subject to continued employment and may also be subject to the achievement of performance conditions aligned with the Company’s strategic plan. Measures, their

Purpose and Link to Strategy	Operation	Maximum Opportunity	Performance Metrics
	The executive officers received a grant under the EIP’s predecessor plan upon listing on AIM and it is intended that top-up awards shall be issued under the EIP from time to time in the discretion of the Committee.		weightings and the period over which performance is tested will be determined by the Committee. The Committee will select the most appropriate form of EIP for awards each year and/or each individual grant. Vesting of equity awards may be accelerated in part or in full in connection with certain corporate events such as a change of control.
All employee equity plans
Encourages employee share ownership and therefore increases alignment of interests with shareholders.	The Company may, from time to time, operate tax- advantaged share plans for which executive officers would be eligible on the same basis as all other eligible employees.	Within the limits of the relevant legislation.	Not performance related.

Annual Performance Bonuses

Each of our executive officers is eligible to receive performance bonus under our annual incentive compensation program. Under our 2023 annual incentive compensation program, each of our named executive officers was eligible to receive a cash incentive payment equal to (1) his or her target incentive, as a percentage of annual base salary, multiplied by (2) the percentage achievement of certain fiscal year 2023 corporate goals established by our Compensation Committee in its sole discretion, and approved by our Board, subject to the named executive officer remaining employed by us through the payment date. The Committee determined that while Management made progress in key areas in fiscal year 2023 growing the business, the Company did not achieve 100% of its annual corporate objectives, and therefore bonuses for company executives will be paid out at 75% of the target. This outcome was based on achievements versus goals in the following key areas: overachievement in the area of technology/innovation, partial achievement in executive team performance, insurance reimbursement and governance, inclusion, and operations, and underachievement of the revenue target.

Retirement Benefits and Other Compensation

Health and Welfare and Retirement Benefits

All of our current named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, disability and life insurance plans, in each case on the same basis as all of our other employees.

401(k) Plan

The Company maintains a defined contribution 401(k) retirement plan which covers all U.S. employees. Employees are eligible after three months of service. Under the 401(k) plan, participating employees may make contributions in an amount up to the limit set by the Internal Revenue Service on an annual basis. The Company has a safe harbor plan and makes contributions to employee accounts of 5% of compensation (as defined by the plan). The Company paid $0.1 million and $0.2 million in contributions for the years ended June 30, 2023 and 2022, respectively.

Outstanding Equity Awards at Fiscal Year End

The following table presents information regarding outstanding share options held by our named executive officers as of June 30, 2023. None of our named executive officers held restricted shares or other share awards as of June 30, 2023.

Name	Option Awards
	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)		Option expiration date
James McCullough	—		—	—	—		—
	—		—	—	—		—
	—		—	—	—		—
	—		—	—	—		—
	—		—	—	—		—
	—		—	—	—		—
	—		—	—	—		—
Thomas McLain	538,161	(1)	—	—	$2.55	(4)	5/31/2029
	183,335	(2)	16.665	16,665	$6.95	(5)	8/28/2030
	500,000	(3)	—	—	$11.69	(6)	4/15/2031
	—		—	—	—		—
	—		—	—	—		—
	—		—	—	—		—
	—		—	—	—		—
	—		—	—	—		—
O. James Sterling	—		—	—	—		—
	—		—	—	—		—
	—		—	—	—		—
	—		—	—	—		—
	—		—	—	—		—
	—		—	—	—		—
	—		—	—	—		—
	—		—	—	—		—
	—		—	—	—		—

(1)	Fully vested and exercisable.
(2)

This option vests as follows: one twelfth (1/12th) of the shares subject to the option award vested or shall vest in equal quarterly installments commencing on November 28, 2020, subject to the executive officer’s continuous service.

(3)	Fully vested and exercisable.
(4)	The exercise price of this grant is £2.02, or $2.55 based on an exchange rate of £1.00 = $1.262.
(5)	The exercise price of this grant is £5.50, or $6.94 based on an exchange rate of £1.00 = $1.262.
(6)	The exercise price of this grant is £9.25, or $11.67 based on an exchange rate of £1.00 = $1.262.

Employment Agreements; Potential Payments Upon Termination or Change in Control

The material terms of the severance agreements we have entered into with our NEOs are summarized below.

Employment Agreement of James McCullough

James McCullough, our Chief Executive Officer, is employed by Renalytix AI, Inc., our wholly owned U.S. subsidiary, and entered into an employment agreement with Renalytix AI, Inc. in November 2018. Mr. McCullough also entered into a separate appointment letter with us in October 2018, which governs the terms of his appointment as a director. He receives no compensation or benefits for his service as a director above those that are provided under the employment agreement.

Pursuant to the terms of the employment agreement, Mr. McCullough is entitled to annual base salary, initially $350,000, which is subject to annual review by our remuneration committee and to a minimum annual increase of 3%. Our remuneration committee approved an increase to Mr. McCullough’s annual base salary to $601,000. Under the terms of the employment agreement, Mr. McCullough is also: (1) eligible for an annual cash bonus in the sole discretion of the remuneration committee; (2) entitled to participate on the same basis as similarly situated employees in our benefit plans in effect from time to time during his employment; and (3) entitled to five weeks’ holiday per annum.

Mr. McCullough is employed at-will. If his employment is terminated by us without “Cause,” as defined in the employment agreement, and in circumstances constituting a “separation from service,” as defined in the U.S. Treasury Regulation Section 1.409A-1(h), or by Mr. McCullough with “Good Reason,” as defined in the employment agreement, Mr. McCullough is entitled to be paid his salary and benefits in the usual way up to his termination date and, provided he complies with certain conditions including execution of a release, is entitled to receive the following severance benefits:

•	12 months’ base salary;

•	if elected, continued coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, or COBRA, for himself and his covered dependents for up to 12 months following termination;

•	any accrued but unpaid bonus in relation to any prior year’s employment, together with a pro rata bonus in respect of the portion of the then current year worked; and

•

accelerated vesting of the portion of equity awards held by Mr. McCullough which would have vested within 12 months following the termination date had Mr. McCullough remained in employment for such period, or full vesting of all equity in the event of a “Change in Control,” as defined in the employment agreement.

In the event that Mr. McCullough’s employment is terminated by us due to his death or “Disability,” as defined in the employment agreement, he is entitled to receive any accrued but unpaid bonus in relation to any prior year’s employment, together with a pro rata bonus in respect of the portion of the then current year worked.

Mr. McCullough has also entered into an employee confidential information and invention assignment agreement with Renalytix AI, Inc., which governs matters related to confidentiality, intellectual property and post- termination covenants. Mr. McCullough is subject to confidentiality obligations which remain in place following termination of employment, and to non-solicitation and non-compete restrictive covenants for a period of 12 months post-termination of his employment.

Employment Agreement with Thomas McLain

Thomas McLain, our President, is employed by Renalytix AI, Inc., our wholly owned U.S. subsidiary, and entered into an employment agreement with Renalytix AI, Inc. in June 2019. Pursuant to the terms of the employment agreement, Mr. McLain is entitled to annual base salary, initially $300,000, which is subject to annual review by our remuneration committee and to a minimum annual increase of 3%. Our remuneration committee approved an increase to Mr. McLain’s annual base salary to $450,000. Under the terms of the employment agreement, Mr. McLain is also: (1) eligible for an annual cash bonus in the sole discretion of the remuneration committee and (2) entitled to four weeks’ holiday per annum.

Mr. McLain is employed at-will. If his employment is terminated by us without “Cause,” as defined in the employment agreement, and in circumstances constituting a “separation from service,” as defined in the U.S. Treasury Regulation Section 1.409A-1(h), or by Mr. McLain with “Good Reason,” as defined in the employment agreement, Mr. McLain is entitled to be paid his salary and benefits in the usual way up to his termination date and, provided he complies with certain conditions including execution of a release, is entitled to receive the following severance benefits:

•	6 months’ base salary;

•	if elected, continued coverage under COBRA for himself and his covered dependents for up to 12 months following termination;

•	any accrued but unpaid bonus in relation to any prior year’s employment, together with a pro rata bonus in respect of the portion of the then current year worked; and

•

accelerated vesting of the portion of equity awards held by Mr. McLain which would have vested within 12 months following the termination date had Mr. McLain remained in employment for such period, or full vesting of all equity in the event of a “Change in Control,” as defined in the employment agreement.

In the event that Mr. McLain’s employment is terminated by us due to his death or “Disability,” as defined in the employment agreement, he is entitled to receive any accrued but unpaid bonus in relation to any prior year’s employment, together with a pro rata bonus in respect of the portion of the then current year worked.

Mr. McLain has also entered into an employee confidential information and invention assignment agreement with Renalytix AI, Inc., which governs matters related to confidentiality, intellectual property and post- termination covenants. Mr. McLain is subject to confidentiality obligations which remain in place following termination of employment, and to non-solicitation and non-compete restrictive covenants for a period of 12 months post-termination of his employment.

Employment Agreement with O. James Sterling

O. James Sterling, our Chief Financial Officer, is employed by Renalytix AI, Inc., our wholly owned U.S. subsidiary, and entered into an employment agreement with Renalytix AI, Inc. in October 2018. Pursuant to the terms of the employment agreement, Mr. Sterling is entitled to annual base salary, initially $275,000, which is subject to annual review by our remuneration committee and to a minimum annual increase of 3%. Our remuneration committee approved an increase to Mr. Sterling’s annual base salary to $423,600. Under the terms of the employment agreement, Mr. Sterling is also: (1) eligible for an annual cash bonus in the sole discretion of the remuneration committee and (2) entitled to five weeks’ holiday per annum.

Mr. Sterling is employed at-will. If his employment is terminated by us without “Cause,” as defined in the employment agreement, and in circumstances constituting a “separation from service,” as defined in the U.S. Treasury Regulation Section 1.409A-1(h), or by Mr. Sterling with “Good Reason,” as defined in the employment agreement, Mr. Sterling is entitled to be paid his salary and benefits in the usual way up to his termination date and, provided he complies with certain conditions including execution of a release, is entitled to receive the following severance benefits:

•	12 months’ base salary;

•	if elected, continued coverage under COBRA for himself and his covered dependents for up to 12 months following termination;

•	any accrued but unpaid bonus in relation to any prior year’s employment, together with a pro rata bonus in respect of the portion of the then current year worked; and

•

accelerated vesting of the portion of equity awards held by Mr. Sterling which would have vested within 12 months following the termination date had Mr. Sterling remained in employment for such period, or full vesting of all equity in the event of a “Change in Control,” as defined in the employment agreement.

In the event that Mr. Sterling’s employment is terminated by us due to his death or “Disability,” as defined in the employment agreement, he is entitled to receive any accrued but unpaid bonus in relation to any prior year’s employment, together with a pro rata bonus in respect of the portion of the then current year worked.

Mr. Sterling has also entered into an employee confidential information and invention assignment agreement with Renalytix AI, Inc., which governs matters related to confidentiality, intellectual property and post- termination covenants. Mr. Sterling is subject to confidentiality obligations which remain in place following termination of employment, and to non-solicitation and non-compete restrictive covenants for a period of 12 months post-termination of his employment.

DIRECTOR COMPENSATION

The table below sets out, for each element of pay, a summary of how remuneration of non-executive directors is structured and how it supports the Company’s strategy.

Purpose and Link to Strategy	Operation	Maximum Opportunity	Performance Metrics
Cash fees and benefits
Set at a level that is sufficient to attract and retain high calibre non- executives who contribute to the business.

The Chairman and the Non-Executive Directors receive fees paid in cash. Fees are paid and reviewed annually.

Non-Executive Directors ordinarily do not participate in any pension, bonus or performance-based share incentive plans. Travel, accommodation and other business-related expenses incurred in carrying out the role as well as fees for tax advice associated with completion of international tax returns will be paid by the Company including, if relevant, any gross-up for tax.

Tax equalisation and/or relocation benefits may

When reviewing fee levels and benefits, account is taken of market movements in the fees and benefits of Non-Executive Directors, Board Committee responsibilities and ongoing time commitments.

Actual fee levels are disclosed in the annual Directors’ Remuneration Report for the relevant financial year.

Not performance related.

Purpose and Link to Strategy	Operation	Maximum Opportunity	Performance Metrics
be provided to Non-Executive Directors who are required to relocate or become tax resident in a new jurisdiction.
Equity-based awards
To facilitate share ownership and provide alignment with shareholders.	Non-Executive Directors may receive equity awards under any equity incentive plan operated by the Company from time to time which permits their participation with careful consideration being given to ensuring their independence. Non-Executive Directors may receive an initial equity award upon appointment or election. Initial equity awards will normally vest over a specified period of time, subject generally to continued service. Vesting of equity awards may be accelerated in part or in full in connection with certain corporate events such as a change of control. In addition, Non-Executive Directors may be granted an equity award each year which may vest in full upon grant or over time subject to continued service. If a new Non- Executive Director joins the Board following the date of grant of this annual grant in any calendar year, such Non- Executive Director may be granted a pro rata portion of the next annual grant to reflect his or her service during the relevant part of the relevant year.	There is no maximum number of equity incentive awards that may be awarded to individuals each year. However, when reviewing award levels, account is taken of market movements in equity incentive awards, Board committee responsibilities, ongoing time commitments and the general economic environment.	Non-executive directors do not participate in performance based equity incentives.

We have historically provided our non-employee directors with an annual cash retainer as well as additional annual retainers for service as chairman of the Board and service as chair or member of the Board’s committees. The fees for committee service are in addition to the annual cash retainer for Board service. Members of committee can receive either a chair or a member retainer for service on the committee, but not both.

Position		Annual Cash Retainer ($)
Board of Directors	Chair	24,096
	Member	24,096
Audit Committee	Chair	—
	Member	—
Remuneration Committee	Chair	—
	Member	—
Nomination Committee	Chair	—
	Member	—

2023 Director Compensation Table

The following table sets forth information regarding the compensation earned for service on our Board during the year ended June 30, 2023 by our non-employee directors. James McCullough, our Chief Executive Officer, is also a member of our Board but does not receive any additional compensation for service as a director. Fergus Fleming, our Chief Technical Officer, also serves on the Board but does not receive any compensation for service as a director. Information about compensation for Mr. McCullough during the year ended June 30, 2023 is set forth above under “Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)	Option Awards(4) ($)	All other compensation ($)	Total ($)
Daniel J. Levangie	24,000	—	—	24,000
Erik Lium, Ph.D.(1)	24,000	—	—	24,000
Christopher Mills	24,000	—	—	24,000
Chirag R. Parikh, Ph.D., M.D.	24,000	—	—	24,000
Timothy Scannell(2)	24,000	—	—	24,000
Ann Berman(3)	5,000	—	—	5,000
Catherine Coste(4)	—	—	—	—
Fergus Fleming	—	—	—	—

(1)

Dr. Lium sits on our Board as a representative of the Icahn School of Medicine at Mount Sinai. Mount Sinai receives all fees payable in respect of Dr. Lium’s service as a non-executive director, and Mount Sinai has been granted an option under our Share Option Plan in relation to such service.

(2)	Timothy Scannell’s term as a director ended in October 2023.
(3)	Ann Berman’s term as a director ended in September 2022.
(4)	Catherine Coste joined the Board in June 2023.

(5)	The following table provides information regarding the aggregate number of option awards granted to our non-employee directors that were outstanding as of June 30, 2023:

Name
Daniel J. Levangie	40,000
Erik Lium, Ph.D.(1)	204,501
Christopher Mills	—
Chirag R. Parikh, Ph.D., M.D.	115,724
Timothy Scannell(2)	40,000
Ann Berman(3)	10,000
Catherine Coste(4)	—
Fergus Fleming	538,161

(1)

Dr. Lium sits on our Board as a representative of the Icahn School of Medicine at Mount Sinai. Mount Sinai receives all fees payable in respect of Dr. Lium’s service as a non-executive director, and Mount Sinai has been granted an option under our Share Option Plan in relation to such service.

(2)	Timothy Scannell’s term as a director ended in October 2023.
(3)	Ann Berman’s term as a director ended in September 2022.
(4)	Catherine Coste joined the Board in June 2023.

In addition, each of the non-executive directors is entitled to be reimbursed for reasonable and properly documented expenses incurred in performing their duties as a director.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of our Remuneration Committee is or has been an officer or employee of our Company, nor will they be. None of our executive officers has served as a member of the Board of Directors, or as a member of the Compensation Committee or similar committee, of any entity that has one or more executive officers who served on our Board of Directors or Compensation Committee during 2021, 2022 or thus far in 2023. For a description of transactions between us and members of our Remuneration Committee and affiliates of such members, as applicable, please see “Certain Relationships and Transactions with Related Persons”.

INDEMNIFICATION

We provide indemnification for our directors and executive officers so that they will be free from undue concern about personal liability in connection with their service to us. To the extent permitted by the Companies Act, we are empowered to indemnify our directors against any liability they incur by reason of their directorship. We maintain directors’ and officers’ insurance to insure such persons against certain liabilities. We have entered into a deed of indemnity with each of our directors and executive officers. In addition to such indemnification, we provide our directors and executive officers with directors’ and officers’ liability insurance.

Insofar as indemnification of liabilities arising under the Securities Act may be permitted to our board, executive officers or persons controlling us pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

DELIVERY OF PROXY MATERIALS

Our Annual Report on Form 10-K for the fiscal year ended June 30, 2023, as amended (the “Annual Report on Form 10-K”), including audited financial statements, accompanies this proxy statement. Copies of our Annual Report on Form 10-K and the exhibits thereto are available from the Company without charge upon written request of a shareholder. Copies of these materials are also available online through the SEC at www.sec.gov.

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for AGM materials with respect to two or more shareholders or ADS holders sharing the same address by delivering a single set of AGM addressed to those shareholders or ADS holders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders or ADS holders and cost savings for companies.

This year, a number of brokers with account holders who are our shareholders will be “householding” the Company’s proxy materials. A single set of AGM materials will be delivered to multiple shareholders or ADS holders sharing an address unless contrary instructions have been received from the affected shareholders or ADS holders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of AGM materials, please notify your broker or us. Please direct contact to us at Salim Hamir, Company Secretary, Renalytix plc, Finsgate, 5-7 Cranwood Street, London EC1V 9EE, United Kingdom or by telephone at +44 20 3139 2910. Shareholders or ADS holders who currently receive multiple copies of the AGM materials at their addresses and would like to request “householding” of their communications should contact their brokers.

EACH ORDINARY SHAREHOLDER IS URGED TO SUBMIT A PROXY.

EACH ADS HOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN

THE ADS PROXY CARD TO CITIBANK, N.A., THE DEPOSITARY FOR THE ADSs.

ADDITIONAL INFORMATION

U.K. Statutory Annual Accounts and Reports of the Board of Directors and Auditors of Renalytix plc for the year ended June 30, 2023

Consistent with its obligations under the Companies Act, our Board of Directors will present at the AGM our U.K. statutory annual accounts and reports for the year ended June 30, 2023, which have been approved by and, where appropriate, signed on behalf of our Board of Directors and will be delivered to the Registrar of Companies in the United Kingdom after the AGM. A copy of our U.K. statutory directors’ remuneration report, including the annual report on remuneration, is included as Annex A to this proxy statement. A complete copy of our U.K. statutory annual accounts and reports, including the statutory Board of Directors report, and auditor’s report on our U.K. accounts will be sent, or made available, separately to you no less than 21 days prior to the AGM. You will be provided an opportunity to raise questions in relation to such accounts and reports at the AGM. Full accounts and reports will be available for inspection prior to and during the AGM.

Shareholders’ Rights to Call a General Meeting

Our shareholders have the right to call a meeting of our shareholders. The Companies Act generally requires the directors to call a general meeting once we have received requests to do so from shareholders representing at least 5% of our paid-up shares entitled to vote at a general meeting. The Companies Act prohibits shareholders of a U.K. public limited company from passing written resolutions. However, significant shareholders would, in any case, still have the power to call a general meeting and propose resolutions. These provisions are mandatory under the Companies Act and cannot be waived by our shareholders.

Shareholder Proposals for 2024 Annual General Meeting

Rule 14a-8 Proposals – Pursuant to Rule 14a-8 under the Exchange Act, in order to be considered for inclusion in our proxy statement for our 2024 annual general meeting of shareholders, shareholder proposals must be received by the Company at the Office of the Company Secretary, Finsgate, 5-7 Cranwood Street, London EC1V 9EE, United Kingdom no later than 120 days before the anniversary of the date on which we sent or published our proxy materials for the AGM (or July 16, 2024). However, if the date of the 2024 annual general meeting is more than 30 calendar days from the date of the anniversary of the AGM, then the notice must be received by our Company Secretary a reasonable time before we begin to print and send our proxy materials.

Other Proposals – Shareholders intending to include a proposal on the agenda for the 2024 annual general meeting of shareholders, irrespective of whether they intend to have the proposal included in our proxy statement, must comply with the requirements under our articles of association and English law. Under section 338 of the Companies Act, shareholders representing at least 5% of holders entitled to vote on a resolution at an annual general meeting may require the Company to include such resolution in its notice of an annual general meeting. Provided the applicable thresholds are met, notice of the resolution must be received by the Company at the Office of the Company Secretary, Finsgate, 5-7 Cranwood Street, London EC1V 9EE, United Kingdom at least six weeks prior to the date of the annual general meeting, or, if later, at the time notice of the annual general meeting is delivered to shareholders.

To comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice at our principal executive offices that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 days prior to the anniversary of the AGM (or October 16, 2024).

Proposals and nominations that are not received by the dates specified above, or otherwise do not meet all relevant requirements, will be considered untimely or improper, as applicable. We also encourage anyone sending in a shareholder proposal to additionally send such proposals via email to Salim Hamir, Company Secretary (shamir@renalytix.com).

Shareholder Rights

Under section 527 of the Companies Act, shareholders meeting the threshold requirements set out in that section have the right to require the Company to publish on a website a statement setting out any matter relating to:

•	the audit of the Company’s accounts (including the auditor’s report and the conduct of the audit) that are to be laid before the AGM; or

•

any circumstance connected with an auditor of the Company ceasing to hold office since the previous meeting at which annual accounts and reports were laid in accordance with section 437 of the Companies Act.

The Company may not require the shareholders requesting any such website publication to pay its expenses in complying with sections 527 or 528 of the Companies Act. Where the Company is required to place a statement on a website under section 527 of the Companies Act, it must forward the statement to the Company’s auditor not later than the time when it makes the statement available on the website. The business which may be dealt with at the AGM includes any statement that the Company has been required under section 527 of the Companies Act to publish on a website.

Questions?

If you have any questions or need more information about the Meeting, please write to us at:

Salim Hamir

Company Secretary

Renalytix plc

Finsgate

5-7 Cranwood Street

London EC1V 9EE

United Kingdom

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the AGM. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Salim Hamir Secretary

November 13, 2023

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended June 30, 2023, as amended, is available without charge upon written request to: Salim Hamir, Corporate Secretary, Renalytix plc.

ANNEX A

Director’s Remuneration Report and Policy

RENALYTIX PLC

REMUNERATION COMMITTEE REPORT

FOR THE YEAR ENDED 30 JUNE 2023

Dear shareholder,

As the Chair of the Remuneration Committee (the “Committee”), I am pleased to present, on behalf of the board of directors (the “Board”) of Renalytix PLC (the “Company” or “Renalytix”), the Directors’ remuneration report for the year ended 30 June 2023 (the “Directors’ Remuneration Report”).

The Company’s Annual Report and Accounts, along with the Directors’ Remuneration Report, will be subject to an advisory vote at the forthcoming Annual General Meeting on 15 December 2023 (the “AGM”). There are no other matters that the Company requires approval for under Chapter 4A of Part 10 of the Companies Act 2006. The Directors’ Remuneration Policy (the “Remuneration Policy”) was approved by the shareholders at the Company’s AGM on 19 December 2021. We have included a copy of our current Remuneration Policy, which will remain in effect for the 2024 financial year.

Introduction

During the period covered by this Directors’ Remuneration Report, we maintained the remuneration programs and policies that the Committee established during the financial year 2023 and implemented strategic compensation initiatives designed to incentivise and retain key employees in the Company.

As we move into financial year 2024 and beyond, the Committee’s role will be to ensure that Directors and senior executives at Renalytix are appropriately compensated and incentivised to deliver growth to shareholders in a long-term and sustainable manner. The Committee seeks to accomplish this by establishing remuneration programs that are grounded in market practice, are effective at driving proper management behaviors, clearly link pay and performance and are cost efficient overall.

Corporate Governance Standards

As a public company, we are subject to corporate governance standards and regulations applicable in the United States and the United Kingdom.

The Global Marketplace for Talent

Renalytix is a biopharmaceutical company with operations in Europe and the United States. The Company plans to expand its operations in both geographic regions in line with the growth of its clinical and manufacturing activities and its plans to commercialize its products in these geographies. Given that the market for experienced directors and biopharmaceutical executive management talent, particularly in the United States, is very competitive, the Committee references the US market as the leading indicator for remuneration levels and practices. This will help attract and retain directors and motivate the superior executive management talent needed to successfully manage the Company’s complex global operations. Being consistent in this market view of the United States as the primary benchmark for remuneration practices for directors and executive directors (CEO and CTO) is key for the Company as it builds its global operations in a manner designed to deliver sustainable long-term growth and shareholder value.

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Committee decisions have been taken in light of the extensive benchmarking for director and executive director compensation conducted in 2023, which included a review of compensation practices of comparable companies to Renalytix in the US and Europe. In taking any actions, the Committee is mindful of the general UK compensation framework, including investor bodies’ guidance, and the UK Corporate Governance Code, and has incorporated these into its remuneration programs, policies and decisions where it believes they best serve the long-term interests of shareholders.

Remuneration Program Highlights

While I recommend that you carefully read the disclosure on our programs and policies that follows this letter to help with the understanding of our approach to director compensation, I want to highlight the following aspects of our program below:

•

Pay for Performance - We believe that a significant portion of remuneration of our directors and our executive directors (CEO & CTO) should be based on achieving objectives designed to create inherent value in the Company, and ultimately on achieving value creation for our shareholders. In line with this belief, the compensation of our CEO includes a significant performance-based cash bonus opportunity and a large equity incentive component. Further, our directors receive equity incentives designed to reward long-term value creation for our shareholders.

•

Shareholding requirements for Executive Directors - We believe having these requirements encourages executive directors to build meaningful shareholding positions and furthers alignment of their interests with those of shareholders.

•

2023 Remuneration Outcome - As outlined above, a core principle in Renalytix’s remuneration program is the linkage between pay and performance. In financial year 2023, the annual bonuses of James McCullough our CEO and Fergus Fleming our CTO, our executive directors were based on a combination of corporate and personal objectives. The Committee determined that while Management made progress in key areas in financial year 2023 growing the business, the Company did not achieve 100% of its annual corporate objectives, and therefore bonuses for company executives will be paid out at 75% of the target. This outcome was based on achievements versus goals in the following key areas: overachievement in the area of Technology/Innovation, partial achievement in Executive team performance, Insurance reimbursement and Governance, Inclusion, Operations and underachievement of the Revenue Target.

•

Major Decisions and Substantial Changes regarding Directors’ Remuneration - During financial year 2023, there were no major decisions or substantial changes on our directors’ remuneration scheme however the company did engage remuneration consultants in the financial year to advise the Committee on all aspects of senior executive and director remuneration. The remuneration consultant’s findings were relied upon when approving compensation for financial year 2023.

Conclusion

On behalf of the Committee, I hope you will agree that our judgements set out in this report are a sensible approach to reward and motivate our directors and our CEO to deliver sustainable growth and shareholder value over the long term and do so in a responsible and cost efficient manner.

I hope that you find the information in this report helpful and responsive to shareholders’ and other stakeholders’ expectations, and look forward to the AGM, where we hope to have your support.

Daniel J. Levangie

Chair of the Remuneration Committee

27 October 2023

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DIRECTORS’ REMUNERATION POLICY

This part of the Directors’ remuneration report sets out the Directors’ remuneration policy for the Company’s directors and executive directors and has been prepared in accordance with the Large and Medium-sized Companies and Groups (Accounts and Reports) (Amendment) Regulations 2013.

The remuneration policy was approved by shareholders in a binding vote at our AGM on 19 December 2021 and took effect from the date of approval.

The policy applies for a maximum period of three years (or until a revised policy is approved by shareholders) and will therefore next need to be approved in a binding vote at the AGM in 2024.

The scenario charts have been updated to reflect the intended application of the policy for the financial year 2024 and references to prior financial years have been updated where appropriate to aid understanding. A copy of the as approved policy (including the scenario charts set out in that Policy) is in the Annual Report and Financial Statements for the financial year 2021 which is available at: https://investors.renalytixai.com/financials-and-filings/annual-and-half-year-reports. The policy is unchanged this year, and as such is not subject to a shareholder vote.

Renalytix’s remuneration policy has been designed to:

•	align to the Company’s strategy and business model;

•	attract, retain and motivate high calibre individuals who have the potential to support the growth of the Company;

•	be competitive against appropriate market benchmarks, focusing particularly on the US bio-technology sector; and

•	take account of good governance and promote the long-term success of the Company.

EXECUTIVE DIRECTOR REMUNERATION POLICY TABLE

The table below sets out, for each element of pay, a summary of how remuneration of executive directors is structured and how it supports the Company’s strategy.

Executive Directors
Purpose and Link to Strategy	Operation	Maximum Opportunity	Performance Metrics

BASE SALARY

To attract, retain and motivate executive directors of the highest calibre who are capable of delivering the Company’s strategic objectives, reflecting the individual’s experience and role within the Company.

Base salary is designed to provide an appropriate level of fixed income to avoid an over- reliance on variable pay elements that could

Salaries are normally reviewed annually, and changes are generally effective from 1 October.

The annual salary review of the Executive Directors takes into consideration a number of factors, including:

•  scope of the individual’s responsibilities;

Executive Director level salaries are determined considering industry benchmarking data. There is no prescribed maximum annual salary or salary increase.

Base salary increases are awarded at the discretion of the Committee; however, the Committee is guided by the general increase for the broader employee

No formal metrics, although any increases take account of Company performance and the individual performance of the Executive Director.

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Executive Directors
Purpose and Link to Strategy	Operation	Maximum Opportunity	Performance Metrics

BASE SALARY
encourage excessive risk taking.

•  abilities, experience and performance of the individual;

•  business performance;

•  salary increases awarded to the overall employee population;

•  market competitiveness and US and UK market practice; and

•  the underlying rate of inflation.

population but may decide to award a lower increase for Executive Directors or exceed this to recognize, for example, an increase in the scale, scope or responsibility of the role and/or take account relevant market movements.

Executive Director level salary increases are approved by the Board in line with corporate performance and are consistent with positions held.

BENEFITS
Benefits in kind offered to Executive Directors are provided on a market- competitive basis, to assist with their recruitment and retention.	The Company aims to offer benefits that are in line with the Executive Directors’ local market and those offered to the wider workforce.	There is no defined maximum value for benefits, but the Committee will consider the aggregate value of any such benefits when determining what should be offered.	Not performance related.

PENSION
The Company aims to provide a contribution towards life in retirement.	Depending on their location and comparable benefits offered to local employees, Executive Directors may be eligible to receive employer contributions to a defined contribution pension scheme or a cash supplement in lieu of such contributions, or a mixture of both.
		The maximum employer pension contribution or cash in lieu amount will be a percentage of annual base salary aligned with that provided to other senior executives in the Executive Director’s location.	Not performance related.

ANNUAL BONUS
An annual bonus rewards the achievement of objectives that support the Company’s corporate goals and delivery of the business strategy.	Bonuses are determined based on objectives that are agreed with the Committee, and the Board, at the start of each	Executive Director level bonuses are approved by the Board in line with corporate performance	Performance measures are determined by the Committee each year and may vary to ensure that they promote the

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Executive Directors
Purpose and Link to Strategy	Operation	Maximum Opportunity	Performance Metrics

ANNUAL BONUS

financial year although the Committee retains the discretion to amend objectives during the year if it considers that objectives are no longer appropriate.

Different performance measures and weightings may be used each year, as agreed with the Committee, to take into account changes in the business strategy.

Bonuses are normally paid in cash (but may be paid in the form of an equity award, at the discretion of the Committee).

		and are consistent with positions held.	Company’s business strategy and shareholder value. The annual bonus will be based on corporate measures, including, but not limited to, financial and/or strategic measures. Bonus measures are reviewed at least annually and the Committee has the discretion to change the measures or to introduce new measures when it deems appropriate.

EQUITY INCENTIVE PLAN (‘EIP’)
To attract, motivate, retain and reward for long-term, sustainable performance linked to corporate strategy and provide alignment with shareholders’ interests.	Equity awards granted to Executive Directors may take the form of options, restricted shares, performance share units, restricted share units, or other forms of awards granted in accordance with the discretionary EIP that may be in place from time to time. The Executive Directors received a grant under the EIP’s predecessor plan upon listing on AIM and it is intended that top- up awards shall be issued under the EIP from time to time in the discretion of the Committee.	There is no maximum opportunity for equity incentives. However, the Committee will generally assess the position at similar sized comparative companies prior to making any award to ensure that any awards are aligned to the market.

Vesting of equity awards is generally subject to continued employment and may also be subject to the achievement of performance conditions aligned with the Company’s strategic plan. Measures, their weightings and the period over which performance is tested will be determined by the Committee.

The Committee will select the most appropriate form of EIP for awards each year and/or each individual grant.

Vesting of equity awards may be accelerated in part or in full in connection with certain corporate events such as a change of control.

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Executive Directors
Purpose and Link to Strategy	Operation	Maximum Opportunity	Performance Metrics

ALL EMPLOYEE EQUITY PLANS
Encourages employee share ownership and therefore increases alignment of interests with shareholders.	The Company may, from time to time, operate tax-advantaged share plans for which Executive Directors would be eligible on the same basis as all other eligible employees.	Within the limits of the relevant legislation.	Not performance related.

Notes to the Executive Director Remuneration Policy Table

Legacy Arrangements

For the duration of this Remuneration Policy, the Company will honour any commitments made in respect of current or former Directors before the date on which either: (i) the Remuneration Policy becomes effective; or (ii) an individual becomes a Director, even where not consistent with the Remuneration Policy set out in this report or prevailing at the time such commitment is fulfilled. For the avoidance of doubt, all outstanding historic awards that were granted in connection with, or prior to, our IPO on NASDAQ remain eligible to vest based on their original or modified terms.

Clawback Provisions

The Company does not currently have a policy on recoupment and clawback, but the Committee will keep this under review.

Shareholding Requirements

Executive directors are not currently required to build and retain a shareholding, but the Committee will keep this under review.

NON-EXECUTIVE DIRECTOR REMUNERATION POLICY TABLE

The table below sets out, for each element of pay, a summary of how remuneration of non-executive directors is structured and how it supports the Company’s strategy.

Chair and Non-Executive Directors
Purpose and Link to Strategy	Operation	Maximum Opportunity	Performance Metrics

CASH FEES AND BENEFITS
Set at a level that is sufficient to attract and retain high calibre non- executives who contribute to the business.	The Chair and the Non- Executive Directors receive fees paid in cash. Fees are paid and reviewed annually.	When reviewing fee levels and benefits, account is taken of market movements in the fees and benefits of Non-Executive Directors,	Not performance related.

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Chair and Non-Executive Directors
Purpose and Link to Strategy	Operation	Maximum Opportunity	Performance Metrics

CASH FEES AND BENEFITS

Non-Executive Directors ordinarily do not participate in any pension, bonus or performance-based share incentive plans. Travel, accommodation and other business-related expenses incurred in carrying out the role as well as fees for tax advice associated with completion of international tax returns will be paid by the Company including, if relevant, any gross- up for tax and/or social security contributions.

Tax equalization and/or relocation benefits may be provided to Non-Executive Directors who are required to relocate or become tax resident in a new jurisdiction.

Board Committee responsibilities and ongoing time commitments. Actual fee levels are disclosed in the annual Directors’ Remuneration Report for the relevant financial year.

EQUITY-BASED AWARDS
To facilitate share ownership and provide alignment with shareholders.

Non-Executive Directors may receive equity awards under any equity incentive plan operated by the Company from time to time which permits their participation with careful consideration being given to ensuring their independence.

Non-Executive Directors may receive an initial equity award upon appointment or election. Initial equity awards will normally vest over a specified period of time, subject generally to continued service.

There is no maximum number of equity incentive awards that may be awarded to individuals each year. However, when reviewing award levels, account is taken of market movements in equity incentive awards, Board committee responsibilities, ongoing time commitments and the general economic environment.

Non-executive directors do not participate in performance-based equity incentives.

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Chair and Non-Executive Directors
Purpose and Link to Strategy	Operation	Maximum Opportunity	Performance Metrics

EQUITY-BASED AWARDS

Vesting of equity awards may be accelerated in part or in full in connection with certain corporate events such as a change of control.

In addition, Non-Executive Directors may be granted an equity award each year which may vest in full upon grant or over time subject to continued service. If a new Non-Executive Director joins the Board following the date of grant of this annual grant in any calendar year, such Non-Executive Director may be granted a pro rata portion of the next annual grant to reflect his or her service during the relevant part of the relevant year.

REMUNERATION FOR NEW APPOINTMENTS

Where it is necessary to appoint or replace an Executive Director, the Committee has determined that the new Executive Director will receive a compensation package in accordance with the provisions of the approved remuneration policy in force at the time of appointment but focusing on the objective of appointing the most appropriate person in the right geography.

In setting base salaries for new Executive Directors, the Committee will consider the existing salary package of the new Director, the individual’s skills, level of experience and the market rate for the role.

In setting the annual performance bonus, the Committee may wish to set different performance metrics (to those of other Executive Directors) in the first year of appointment. Where it is appropriate to offer a below-median salary on initial appointment, the Committee will have the discretion to allow phased salary increases over a period of time for a newly appointed Director as the Executive gains experience in their new role, even though this may involve increases in excess of inflation and the increases awarded to the wider workforce.

Benefits and pensions will be in line with those offered to other executive directors, taking account of local market practice with relocation expenses provided at the discretion of the Committee if necessary. Tax equalization may also be considered if an executive is adversely affected by taxation due to their employment with the Group. Legal fees and other costs incurred by the individual may also be met by the Company.

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The ongoing incentive opportunity offered to new recruits will be in line with that offered to existing Directors. Different measures and targets under the bonus plan or the Company’s equity incentive arrangements may be set initially taking account of the responsibilities of the individual and the point in the financial year at which they join. A new employee may be granted normal annual equity awards in the first year of employment in addition to any awards made with respect to prior employment being forfeited, which shall be excluded from any annual maximum on the size of awards.

To enable the recruitment of exceptional talent, the Committee may determine that the buy-out of remuneration forfeit from a prior employer is necessary. Where possible, any replacement remuneration will be offered on a like-for-like basis with the forfeited awards and may be in the form of cash or shares and depending whether the award forgone has similar performance conditions, may or may not be subject to performance conditions. The value of any buy-out will be limited to the value of remuneration forfeit. Where appropriate, such awards will be granted under existing share plans, however, the Committee will have discretion to make standalone awards where appropriate.

In respect of internal appointments, any commitments entered into in respect of a prior role, including variable pay elements, may be allowed to pay out according to their prior term, adjusted as relevant to take into account the appointment.

The terms of appointment for a new Non-Executive Director would be in accordance with the remuneration policy for Non- Executive Directors in force at that time.

EXECUTIVE DIRECTORS’ SERVICE CONTRACTS

James McCullough (Chief Executive Officer) is currently employed at-will pursuant to an employment agreement entered into with Renalytix AI, Inc, dated 2 November 2018 but effective on 1 November 2018. His employment may be terminated by either party at any time for any or no reason, with or without notice. Severance payments no more generous than those described in this policy will be payable to him on termination. Upon termination of his employment agreement, our Chief Executive Officer is required to resign from all other positions within the Company’s group. Following termination of his employment, our Chief Executive Officer will be bound by certain post-termination covenants.

As is customary for US executives, our Chief Executive Officer’s remuneration is subject to a “best-after-tax” cutback for excise tax calculations under section 280G of the US Internal Revenue Code of 1986, with no tax gross-up.

Fergus Fleming (Chief Technology Officer) is currently employed on an indefinite term pursuant to an employment agreement entered into with the Company dated 1 November 2018. His employment may be terminated by either party on 12 months written notice.

At its discretion, upon receipt of his written notice, or as an alternative to providing notice, terminate the employment with immediate effect and make a payment in lieu of notice, comprising base salary only, for the notice period (or remainder thereof, should notice have been given). In the event of a breach of service agreement or other summary termination of employment, no such payments will be made.

A copy of these contracts may be viewed at the Company’s head office or may be requested from the Company Secretary at the annual general meeting.

NON-EXECUTIVE DIRECTORS’ TERMS OF ENGAGEMENT

All Non-Executive Directors, including the Chair, have specific terms of engagement which may be terminated on not less than six months’ notice by either party.

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The remuneration of Non-Executive Directors is determined by the Board within the limits set by the Company’s articles of association and based on a review of fees and equity-based remuneration paid to Non-Executive Directors of similar companies.

A Board evaluation has been performed and the results of this exercise confirmed that all Non-Executive Directors were independent.

TERMINATION AND LOSS OF OFFICE PAYMENTS

Depending on market practice in the jurisdiction in which an Executive Director is employed, exit payments shall depend on the circumstances of termination and may be made by reference to a notice period (including a payment in lieu of notice) or employment “at-will” together with a severance payment. Where a notice period applies, this will not exceed 12 months but may be accompanied by additional severance entitlements where applicable.

The Company’s policy on remuneration for Executive Directors who leave the Company is set out below. The Committee will exercise its discretion when determining amounts that should be paid to leavers, taking into account the facts and circumstances of each case.

US-BASED EXECUTIVES

	Termination without cause or with Good Reason[1]	Termination for cause	Termination without cause or with Good Reason[1] in connection with change in control
Salary and benefits	Subject to the executive executing a release: a payment of up to 12 months’ salary and benefits including COBRA or other applicable healthcare coverage payable in equal monthly instalments or as a lump sum, at the discretion of the Committee.	No payment.	Subject to the executive executing a release: a payment of up to 18 months’ salary and benefits and benefits payable in equal monthly instalments or as a lump sum, at the discretion of the Committee.

Annual bonus	Any earned but unpaid bonus, a pro-rata portion of the bonus that would have been due for any part year worked, plus up to one year’s target bonus, or a higher bonus at the discretion of the Committee, payable as a lump sum or on a monthly basis.	No payment.	Any earned but unpaid bonus, a pro-rata portion of the bonus that would have been due for any part year worked, plus up to 1.5 year’s target bonus, or a higher bonus at the discretion of the Committee, payable as a lump sum or on a monthly basis.

Equity incentive awards	The Company may accelerate the vesting of the portion of equity held on the termination date that would have vested over the following one year period.	Unvested awards lapse in full.	Full vesting on termination.

1:	Includes, among others, a material diminution in role, a material reduction in base salary or mandated relocation, as defined by contract.

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NON-US BASED EXECUTIVES

When calculating termination payments for Non-US based Executives, the Committee will consider a variety of factors, including individual and Company performance, the length of service of the Executive Directors in question and, where appropriate, the obligation for the Executive Directors to mitigate loss. In the event of a change of control and ownership, the Committee may exercise its discretion to provide for additional remuneration and/or benefits for Executive Directors who leave the Company in connection with such change of control, and will take into account all relevant circumstances when making any such determination.

In the case of a ‘good leaver’ (to be determined at the discretion of the Committee) the following policy will normally apply, although the Committee retains the discretion to make payments which are no more generous than those applicable to a US based Executive Director (as described above), when viewed in the round with notice / payment in lieu of notice entitlements:

•	notice period of twelve months or payment in lieu of notice;

•	statutory redundancy payments will be made, as appropriate;

•

Executive Directors have no entitlement to a bonus payment in the event that they cease to be employed by the Company, however, they may be considered for a pro-rated award by the Committee in good leaver circumstances; and

•

any share-based entitlements granted to an Executive Director under the Company’s share and individual share contracts or share option plans will be determined based upon the relevant individual share option contracts or plan rules, and performance conditions or hurdles and vesting may be accelerated in the discretion of the Committee.

ADDITIONAL PAYMENTS

The Committee will make payment of any statutory entitlements as necessary. In addition, the Committee will retain the discretion to make additional payments in settlement of, or to compromise, an actual or potential claim in connection with a termination of any Executive Director as necessary.

The Committee reserves the right to make reasonable legal, relocation and outplacement costs, if deemed necessary.

ILLUSTRATION OF APPLICATION OF THE POLICY

Pay-For-Performance Scenario Analysis

The charts below have been updated to reflect the intended application of the policy for the 2024 financial year. A copy of the shareholder approved policy (including the scenario charts for the 2023 financial year) is in the Annual Report for the year ended 30 June 2022, which is available on the Company’s website. The charts below provide an estimate of the potential future reward opportunities for the Executive Directors, and the potential split between different elements of remuneration under different performance scenarios:

•	Minimum - fixed pay only.

•	Target (performance in line with expectations) - fixed pay, plus bonus and equity payouts at threshold level (50% of maximum).

•

Maximum (performance meets or exceeds maximum) - fixed pay, plus the maximum bonus payout and full vesting of any equity awards, based on grant-date face value of awards to be granted in financial year 2024.

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Fixed Pay Comprises:

•	Salaries - salary effective at 1 July 2023.

•	Benefits - an estimated value of all benefits receivable in the 2024 financial year.

•	Pension - 5% of salary for the CEO and CTO.

Amounts are shown in thousands (USD).

Values do not include the impact of any share price appreciation over the vesting period. The reporting regulations require the disclosure of maximum total pay including the impact of a 50% increase in share price over the vesting period for equity awards subject to multi-year performance measures which is not applicable to any of our current equity awards. The equity award amounts shown above relate to share options vesting during the year using the Company’s AIM closing price at the end of the quarter in which the award vested less associated exercise price.

Statement Of Consideration Of Employees’ Pay and Remuneration Conditions Elsewhere In The Group

The Company does not formally consult with employees on the matters of Executive Director remuneration. However, the Committee is made aware of employment conditions in the wider Group. The same broad principles apply to the remuneration policy for both Executive Directors and the wider employee population. However, the remuneration for Executive Directors has a stronger emphasis on performance-related pay than for other employees. Salaries, benefits and pensions are compared to appropriate market rates in the jurisdiction in which the Executive Director is employed and is set at an appropriate level with allowance for role, responsibilities and experience.

Statement Of Consideration Of Shareholders’ Views

The Committee will consider any Shareholder feedback received at the Annual General Meeting and at meetings throughout the year, when reviewing the overall remuneration policy each year. The guidance from relevant shareholder representative bodies is also considered on an ongoing basis.

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More specifically the Committee will consult with major Shareholders when proposing any significant changes to the policy in the future.

ANNUAL REPORT ON REMUNERATION

This report constitutes a Directors’ Remuneration Report in accordance with the Large and Medium-sized Companies and Groups (Accounts and Reports) (Amendment) Regulations 2013, the Companies (Miscellaneous Reporting) Regulations 2018, and the Companies (Directors’ Remuneration Policy and Directors’ Remuneration Report) Regulations 2019 and section 420 of the Companies Act 2006. This report sets out the Group policy on Directors’ remuneration, including emoluments, benefits and other share-based awards made to each Director.

This section of the remuneration report provides details of how our remuneration policy was implemented during the financial year ended 30 June 2023, and how it will be implemented during the year ending 30 June 2024.

This report splits certain information into that for Executive Directors and that for Non-Executive Directors.

REMUNERATION COMMITTEE (THE “COMMITTEE”)

Governance

In its decision-making process, the Committee takes account of information from both internal and independent sources and Aon surveys. Aon was appointed as remuneration consultants by the Committee based on their expertise in the field via a competitive tender process. Aon advises the Committee on all aspects of senior executive remuneration. Aon has kept the Committee up to date on remuneration trends and corporate governance best practice. Aon does not have any other connection with the Company and is considered to be independent and objective by the Committee. During the year ended 30 June 2023, fees charged by Aon amounted to approximately USD 19,500 and this was charged on a time spent basis.

The current members of the Committee are Daniel J. Levangie (Chair), Timothy Scannell and Catherine Coste.

Remuneration Committee report

The Company’s Chief Human Resources Officer provides updates to the Committee, as required, to ensure that the Committee is fully informed about pay and performance issues throughout the Company. The Committee takes these factors into account when determining the remuneration of the Executive Directors and senior executives.

No Executive Director or employee can participate in any discussion directly relating to their own personal conditions of service or remuneration.

No conflicts of interest have arisen during the year and none of the members of the Committee has any personal financial interest in the matters discussed, other than as option holders. The fees of the Non-Executive Directors are approved by the Board on the joint recommendation of the Committee and the Chief Executive Officer.

Director	Meetings Attended
Daniel J. Levangie	3/3
Timothy Scannell	3/3
Catherine Coste	1/1

The Committee met three times in the year to 30 June 2023. Catherine Coste was only a member of the committee for one meeting.

| Renalytix plc Annual Report and Financial Statements	A-13

Discretions Retained By The Committee

The Committee operates under the powers it has been delegated by the Board. In addition, it complies with rules that require certain matters to be put to either shareholder or Board approval. These rules provide the Committee with certain discretions which serve to ensure that the implementation of the Remuneration Policy is fair, both to the individual director and to the shareholders. The Committee operates the Company’s remuneration plans in accordance with their rules from time to time. To maintain an efficient administrative process, the Committee retains the following discretions to apply its judgement in setting remuneration:

•	the eligibility to participate in the plans;

•	the timing of grant of awards and any payments;

•	the size of awards and payments (subject to any maximum limits set out in the policy table above and the respective plan rules);

•	the determination of whether the performance conditions have been met;

•	determining a good or bad leaver under the terms of the plan and the treatment of such leaver’s cash and equity remuneration;

•	dealing with a change of control or restructuring of the Group;

•	adjustments required in certain capital events such as rights issues, corporate restructuring, events and special dividends and certain other out-of-the-ordinary events;

•	the annual review of performance and other vesting conditions for the annual bonus plan and equity awards.

In certain circumstances, such as a material acquisition/divestment of a Group business, which mean the original performance conditions are no longer appropriate, the Committee may adjust the targets, alter weightings or set different measures as necessary, to ensure the conditions achieve their original purpose and are not materially less difficult to satisfy.

The Committee may make minor amendments to the Remuneration Policy (for regulatory, exchange control, tax or administrative purposes or to take account of a change in legislation) without obtaining shareholder approval for that amendment.

Directors’ Remuneration – financial year ended 30 June 2023

The total remuneration of the individual Directors who served during the period is shown below. Total remuneration is the sum of emoluments for the period in service as a director plus Company pension contributions, and the value of long-term incentive awards vesting by reference to performance in the twelve months to 30 June 2023.

| Renalytix plc Annual Report and Financial Statements	A-14

Directors’ Remuneration – financial year ended 30 June 2023

	Year	Base Salary ($000s)a	Benefits ($000s)b	Bonus ($000s)c	EIPd	Pension ($000s)e	Total Remuneration ($000s)	Total Fixed Remuneration ($000s)	Total Variable Remuneration ($000s)
Executive Directors
James McCullough	2023	601	30	406	—	20	1,057	651	406
	2022	601	20	—	—	27	648	648	—
Fergus Fleming	2023	351	16	154	—	18	539	385	154
	2022	378	16	—	—	75	469	469	—
Non-Executive Directors
Erik Lium (Mount Sinai representative)[1]	2023	24	—	—	—	—	24	24	—
	2022	27	—	—	—	—	27	27	—
Christopher Mills	2023	24	—	—	—	—	24	24	—
	2022	27	—	—	—	—	27	27	—
Chirag Parikh[2]	2023	24	—	—	—	—	24	24	—
	2022	88	—	—	—	—	88	88	—
Daniel Levangie	2023	24	—	—	—	—	24	24	—
	2022	27	—	—	—	—	27	27	—
Timothy Scannell	2023	24	—	—	—	—	24	24	—
	2022	7	—	—	—	—	7	7	—
Ann Berman[3]	2023	5	—	—	—	—	5	5	—
	2022	27	—	—	—	—	27	27	—
Catherine Coste[4]	2023	—	—	—	—	—	—	—	—
	2022	—	—	—	—	—	—	—	—

Notes to the remuneration table

a.	All amounts presented were earned in respect of the financial period.

b.

This is the taxable value of benefits paid or payable in respect of the financial period. For executive directors, benefits include health, dental, vision, life and long-term disability insurance paid for by the Company

c.	The remuneration committee has concluded that executive bonuses will be paid out at 75% of targets for the financial year ended 30 June 2023.

d.

The amount shown relates to the market value of the EIP and other equity awards vesting during the year using the Company’s AIM closing price at the end of the quarter in which the award vested less associated exercise price.

e.	The amount shown relates to Company contributions to the defined contribution scheme, plus any cash in lieu.

1.	Dr. Lium sits on our board as a representative of the Icahn School of Medicine at Mount Sinai. This fee is invoiced annually by Mt. Sinai.

2.

In the financial year ended 30 June 2022, in addition to $26,621 in board fees, Chirag Parikh’s remuneration includes consulting services performed for Renalytix. Chirag received $500/hr for consulting services in the financial year ended 30 June 2022.

3.	Ann Berman resigned from the board in September 2022.

4.	Catherine Coste joined the board on 30 June 2023 and did not receive remuneration in the financial year ended 30 June 2023 or the financial year ended 30 June 2022.

| Renalytix plc Annual Report and Financial Statements	A-15

ANNUAL PERFORMANCE BONUS – 2022/2023 financial year

In the 2023 financial year, all employees were eligible for an annual discretionary cash bonus, whereby performance objectives were established at the beginning of the financial year by reference to suitably challenging corporate goals.

For the 2023 financial year, the company refined the annual bonus calculation as annual bonuses for all staff (including Executive Directors) were calculated and achieved by reference to both corporate and individual performance.

The achievement against the scorecard of corporate goals was as follows:

Corporate goals	Weighting%	2023 Achievement %
Revenue	30%	0%
Executive Team Performance	20%	25%
Insurance Coverage	20%	50%
Technology and Innovation	25%	200%
Governance, Inclusion and Operations Team	5%	50%
Total	100%

Specific targets associated with each corporate goal are commercially sensitive and have been omitted to protect competitive information. However, full details of the targets will be disclosed when they are no longer considered commercially sensitive.

Achievement against objectives is given careful consideration by the Committee prior to finalisation of bonus outcomes. The Committee reviewed the formulaic outcome of the scorecard and concluded that 75% of corporate goals were met and the scorecard outcome, as shown above, reflected the performance of the Executive Directors in the year, accordingly no discretion was exercised to alter the formulaic outcome. As a result of corporate performance, the following bonuses were calculated for the Company’s executive directors and approved by the Board.

	Bonus scorecard Outcome ($000s)	% of salary	Maximum opportunity Cash amount ($000s)	% of salary
James McCullough	406	68%	541	90%
Fergus Fleming	154	44%	193	55%

During the year ended 30 June 2023, no Executive Directors or non-executive directors were awarded options or other awards under the EIP scheme. There was no change in the exercise price or date of existing options.

| Renalytix plc Annual Report and Financial Statements	A-16

EXECUTIVE DIRECTORS’ SHARE AWARDS

Shareholdings as at 30 June 2023 for each director who has held office during the 2023 financial year are set out in the table below (together with interests held by his or her connected persons):

Directors’ Interests In Shares At 30 June 2023

Director	Total shares owned outright plus vested options	Shares owned outright	Percentage of issued share capital	Vested but not exercised	Unvested but subject to performance	Unvested and not subjected to performance
Current Directors
James McCullough1	2,746,386	2,746,386	2.9%	—	—	—
Fergus Fleming	1,107,642	569,481	0.6%	538,161	—	—
Mount Sinai (Board Seat)	14,823,853	14,619,352	15.5%	204,501	—	—
Christopher Mills2	10,072,500	10,072,500	10.6%	—	—	—
Chirag Parikh	115,724	—	—	115,724	—	—
Daniel Levangie	17,500	—	—	17,500	—	22,500
Timothy Scannell	78,964	68,964	0.1%	10,000	—	30,000
Catherine Coste	—	—	—	—	—	—

1.	James McCullough shareholding includes 2,746,386 shares held through his family trust, The McCullough 2020 Irrevocable Trust (the “Trust”).
2.

Christopher Mills is partner and Chief Investment Officer of Harwood Capital LLP. Harwood Capital LLP is Investment Manager to North Atlantic Smaller Companies Investment Trust plc and investment adviser to Oryx International Growth Fund Limited. Christopher’s shareholding is made up of 6,145,001 ordinary shares held by North Atlantic Smaller Companies Investment Trust PLC, 2,780,000 ordinary shares are held by Oryx International Growth Fund Limited and 801,124 ordinary shares are held by Harwood Capital LLP.

3.	Executive Directors are encouraged to build a meaningful shareholding so as to align their interests with those of shareholders but no formal shareholders requirements apply.
4.	Save as noted, no connected persons hold any interests.

REMUNERATION COMMITTEE REPORT (CONTINUED)

Performance Graph and Table

The following graph shows Renalytix’s cumulative Total Shareholder Return (“TSR”) from the Company’s November 2018 IPO on AIM relative to the FTSE AIM All Share Index and the Nasdaq Biotech Index. These two indices were chosen due to Renalytix’s listing on both exchanges and the sector in which it operates. For the period from 6 November 2018 to 30 June 2023 Renalytix Plc data relates to AIM TSR, and from 17 July 2020 the data relates to Nasdaq TSR (as show by the separate line).

TSR is defined as the return on investment obtained from holding a company’s shares over a period. It includes dividends paid, the change in capital value of the shares and any other payment made to or by shareholders within the period.

| Renalytix plc Annual Report and Financial Statements	A-17

ALIGNING PAY WITH PERFORMANCE

CEO Remuneration Compared With Annual Growth In TSR:

The total remuneration figure for the CEO (James McCullough) is shown in the table below, along with the value of bonuses, and EIP vesting, as a percentage of the maximum opportunity. As 2021 was the first year reported since listing on Nasdaq and therefore the first year which this disclosure was required, it is not possible to provide meaningful comparative data from period prior to that date.

James McCullough	2023 ($000s)	2022 ($000s)	2021 ($000s)
Total remuneration	1,057	648	1,193
Actual bonus as a % of the maximum	75%	0%	50%
Actual share award vesting as % of the maximum	—	—	—

Percentage Change In Remuneration Of The Directors and Employees

Set out below is the change between the financial years 2021 to 2023 in base salary, benefits, pension and annual performance bonus for all the directors and the Company’s employees.

	Percent change FY22 - FY23			Percent change FY21 - FY22			Percent change FY20 - FY21
	Salary	Benefits	Bonus	Salary	Benefits	Bonus	Salary	Benefits	Bonus
James McCullough	0%	48%	—	3%	-68%	-100%	58%	36%	371%
Fergus Fleming	-7%	1%	—	3%	-8%	-100%	58%	512%	116%
Mount Sinai	-9%	—	—	—	—	—	—	—	—
Christopher Mills	-9%	—	—	—	—	—	—	—	—
Chirag Parikh	-73%	—	—	—	—	—	—	—	—
Daniel Levangie	-9%	—	—	—	—	—	—	—	—
Timothy Scannell	262%	—	—	—	—	—	—	—	—
Ann Berman [1]	-80%	—	—	—	—	—	—	—	—
Catherine Coste [2]	—	—	—	—	—	—	—	—	—

| Renalytix plc Annual Report and Financial Statements	A-18

1.	Ann Berman resigned from the board in September 2022.
2.	Catherine Coste joined the board in June 2023 therefore she did not receive remuneration for the 2023 financial year (or any prior year).

Relative Importance Of Spend On Pay

Total revenue and administrative expenditures have been selected as comparators for the employee costs as no dividends have been paid and these two financial measures are strong indicators of the activity within the Company and of its performance.

	Year ended 30 June 2023	Year ended 30 June 2022	Change ($000’s)	Change (%)
Total employee remuneration ($000s)	20,887	26,527	(5,641)	-21%
Average number of employees	82	93	(11)	-12%
Revenue ($000s)	3,403	2,970	433	15%
Administrative expenditures ($000s)	43,056	58,290	(15,234)	-26%
No dividends distributions or share buyback transactions occurred in either 2023 or 2022	—	—	—

Statement Of Implementation Of Policy In 2023/24

Base salary: There was no change in James McCullough’s or Fergus Fleming’s base salary for the 2022/2023 financial year. The 2023/2024 salary increases have not been determined but are expected to be effective 1 January 2024 and are expected to be in line with market rates for all of eligible employees, being those that had joined the business prior to 1 July 2023.

Pension and benefits: In 2023/2024, Executive Directors are eligible for the same benefits as provided to all senior employees. The Executive Directors are each entitled to the maximum employer pension contribution of 5% of their respective base salary which is paid into a defined contribution pension scheme / paid in cash in lieu of pension contributions.

Annual performance bonus: For 2023/2024, the Executive Directors’ annual cash bonus target payouts are 90% of base salary for the executive director and 55% of the base salary for the chief technology officer. The Committee considers overall corporate performance and individual performance when determining the final bonus amount to be awarded to an Executive Director. Performance will be tested against targets set by the Committee at the start of the year and will comprise a combination of corporate goals and individual goals for James McCullough and Fergus Fleming.

Specific targets are commercially sensitive and therefore are not disclosed in advance. However, full details of the targets and performance against them will be disclosed when they are no longer considered commercially sensitive.

The Chairman and non-executive directors will continue to be paid their current level of fees.

Payments For Loss Of Office (Audited Information)

There were no loss of office payments in 2022/2023.

Payments To Past Directors (Audited Information)

The Company made payments of $5,000 to Ann Berman for her service as a director for the financial year ended 30 June 2023. Ann Berman resigned from the board in September 2022.

| Renalytix plc Annual Report and Financial Statements	A-19

Clawback

The Committee shall make any required amendments to the malus and clawback policy or adopt a new Dodd-Frank compliant policy as required by the SEC and Nasdaq.

Shareholder Voting On Remuneration Matters At AGM

The table below sets out the previous votes cast at our AGM in 2022 in respect of the previous Directors’ Remuneration Report and the votes cast at our AGM in 2021 in respect of the Remuneration Policy.

	Votes For		Votes Against		Votes Withheld
	%	Number	%	Number	Number
Directors’ Remuneration Report	80.64%	29,678,455	19.36%	7,125,845	11,996
Directors’ Remuneration Policy	70.34%	25,272,488	29.66%	10,658,539	26,932

Daniel J. Levangie

Chair of the Remuneration Committee

27 October 2023

| Renalytix plc Annual Report and Financial Statements	A-20

ANNEX B

RENALYTIX AI PLC

ARTICLES OF ASSOCIATION

ADOPTED ON [●] 2023

COOLEY (UK) LLP, 22 BISHOPSGATE, LONDON EC2N 4BQ, UK

T: +44 (0) 20 7583 4055 F: +44 (0) 20 7785 9355 WWW.COOLEY.COM

CONTENTS

CLAUSE

1.	EXCLUSION OF MODEL ARTICLES (AND ANY OTHER PRESCRIBED REGULATIONS)	1
2.	INTERPRETATION	1
3.	FORM OF RESOLUTION	3
4.	LIMITED LIABILITY	3
5.	CHANGE OF NAME	3
6.	SHAREHOLDER RIGHTS	3
7.	POWER TO ATTACH RIGHTS TO SHARES	4
8.	ALLOTMENT OF SHARES AND PRE-EMPTION	4
9.	REDEEMABLE SHARES	5
10.	PARI PASSU ISSUES	5
11.	VARIATION OF RIGHTS	5
12.	RIGHTS DEEMED NOT VARIED	6
13.	PAYMENT OF COMMISSION	6
14.	TRUSTS NOT RECOGNISED	6
15.	UNCERTIFICATED SHARES	6
16.	SHARE CERTIFICATES	7
17.	REPLACEMENT CERTIFICATES	8
18.	LIEN ON SHARES NOT FULLY PAID	8
19.	ENFORCEMENT OF LIEN BY SALE	8
20.	APPLICATION OF PROCEEDS OF SALE	8
21.	CALLS	8
22.	LIABILITY OF JOINT HOLDERS	9
23.	INTEREST ON CALLS	9
24.	SUMS TREATED AS CALLS	9
25.	POWER TO DIFFERENTIATE	9
26.	PAYMENT OF CALLS IN ADVANCE	9
27.	NOTICE IF CALL OR INSTALMENT NOT PAID	9
28.	FORFEITURE FOR NON-COMPLIANCE	9
29.	NOTICE AFTER FORFEITURE	10
30.	FORFEITURE MAY BE ANNULLED	10
31.	SURRENDER	10
32.	SALE OF FORFEITED SHARES	10
33.	EFFECT OF FORFEITURE	10
34.	EVIDENCE OF FORFEITURE	10
35.	FORM OF TRANSFER	10
36.	RIGHT TO REFUSE REGISTRATION OF TRANSFER	11
37.	NOTICE OF REFUSAL TO REGISTER A TRANSFER	11
38.	NO FEES ON REGISTRATION	11
39.	OTHER POWERS IN RELATION TO TRANSFERS	12
40.	TRANSMISSION OF SHARES ON DEATH	12
41.	ELECTION OF PERSON ENTITLED BY TRANSMISSION	12
42.	RIGHTS ON TRANSMISSION	12
43.	DESTRUCTION OF DOCUMENTS	12
44.	SUDIVISION	13
45.	FRACTIONS	13
46.	ANNUAL GENERAL MEETINGS	14
47.	CONVENING OF GENERAL MEETINGS	14
48.	NOTICE OF GENERAL MEETINGS	14

-i-

49.	CONTENTS OF NOTICE OF MEETINGS	14
50.	OMISSION TO GIVE NOTICE AND NON-RECEIPT OF NOTICE	15
51.	POSTPONEMENT OF GENERAL MEETING	15
52.	QUORUM	15
53.	PROCEDURE IF QUORUM NOT PRESENT	15
54.	CHAIRMAN OF GENERAL MEETING	16
55.	ENTITLEMENT TO ATTEND AND SPEAK	16
56.	ADJOURNMENTS	16
57.	NOTICE OF ADJOURNMENT	16
58.	BUSINESS OF ADJOURNED MEETING	16
59.	SECURITY ARRANGEMENTS AND ORDERLY CONDUCT	17
60.	OVERFLOW MEETING ROOMS	17
61.	SATELLITE MEETING PLACES	17
62.	PROCEDURE WHERE GENERAL MEETINGS HELD AT MORE THAN ONE PLACE	18
63.	AMENDMENT TO RESOLUTIONS	18
64.	WITHDRAWAL AND RULING AMENDMENTS OUT OF ORDER	19
65.	MEMBERS’ RESOLUTIONS	19
66.	METHOD OF VOTING	19
67.	OBJECTION TO ERROR IN VOTING	19
68.	VOTING PROCEDURE	19
69.	VOTES OF MEMBERS	19
70.	NO RIGHT TO VOTE WHERE SUMS OVERDUE ON SHARES	20
71.	VOTING BY PROXY	20
72.	RECEIPT OF PROXY	21
73.	REVOCATION OF PROXY	22
74.	AVAILABILITY OF APPOINTMENTS OF PROXY	22
75.	CORPORATE REPRESENTATIVES	23
76.	FAILURE TO DISCLOSE INTERESTS IN SHARES	23
77.	POWER OF SALE OF SHARES OF UNTRACED MEMBERS	24
78.	APPLICATION OF PROCEEDS OF SALE OF SHARES OF UNTRACED MEMBERS	25
79.	NUMBER OF DIRECTORS	25
80.	POWER OF COMPANY TO APPOINT DIRECTORS	26
81.	POWER OF BOARD TO APPOINT DIRECTORS	26
82.	ELIGIBILITY OF NEW DIRECTORS	26
83.	CLASSES AND RETIREMENT OF DIRECTORS	26
84.	DEEMED RE-APPOINTMENT	26
85.	PROCEDURE IF INSUFFICIENT DIRECTORS APPOINTED	26
86.	REMOVAL OF DIRECTORS	27
87.	VACATION OF OFFICE BY DIRECTOR	27
88.	RESOLUTION AS TO VACANCY CONCLUSIVE	28
89.	APPOINTMENT OF ALTERNATE DIRECTORS	28
90.	ALTERNATE DIRECTORS’ PARTICIPATION IN BOARD MEETINGS	28
91.	ALTERNATE DIRECTOR RESPONSIBLE FOR OWN ACTS	28
92.	INTERESTS OF ALTERNATE DIRECTOR	28
93.	REVOCATION OF ALTERNATE DIRECTOR	28
94.	DIRECTORS’ FEES	29
95.	EXPENSES	29
96.	ADDITIONAL REMUNERATION	29
97.	REMUNERATION OF EXECUTIVE DIRECTORS	29
98.	PENSIONS AND OTHER BENEFITS	29
99.	POWERS OF THE BOARD	30
100.	POWERS OF DIRECTORS IF LESS THAN MINIMUM NUMBER	30

-ii-

101.	POWERS OF EXECUTIVE DIRECTORS	30
102.	DELEGATION TO COMMITTEES	30
103.	LOCAL MANAGEMENT	30
104.	POWER OF ATTORNEY	31
105.	EXERCISE OF VOTING POWER	31
106.	PROVISION FOR EMPLOYEES ON CESSATION OF BUSINESS	31
107.	OVERSEAS REGISTERS	31
108.	BORROWING POWERS	31
109.	BOARD MEETINGS	33
110.	NOTICE OF BOARD MEETINGS	33
111.	QUORUM	33
112.	CHAIRMAN	33
113.	VOTING	33
114.	PARTICIPATION BY TELEPHONE OR OTHER FORM OF COMMUNICATION	33
115.	RESOLUTION IN WRITING	34
116.	PROCEEDINGS OF COMMITTEES	34
117.	MINUTES OF PROCEEDINGS	34
118.	VALIDITY OF PROCEEDINGS	34
119.	TRANSACTIONS OR OTHER ARRANGEMENTS WITH THE COMPANY	34
120.	AUTHORISATION OF DIRECTORS’ CONFLICTS OF INTEREST	35
121.	DIRECTORS’ PERMITTED INTERESTS	36
122.	GENERAL	37
123.	POWER TO AUTHENTICATE DOCUMENTS	37
124.	USE OF SEALS	38
125.	DECLARATION OF DIVIDENDS	38
126.	INTERIM DIVIDENDS	38
127.	CALCULATION AND CURRENCY OF DIVIDENDS	38
128.	AMOUNTS DUE ON SHARES CAN BE DEDUCTED FROM DIVIDENDS	39
129.	DIVIDENDS NOT IN CASH	39
130.	NO INTEREST ON DIVIDENDS	39
131.	METHOD OF PAYMENT	39
132.	UNCASHED DIVIDENDS	40
133.	UNCLAIMED DIVIDENDS	40
134.	SCRIP DIVIDENDS	41
135.	CAPITALISATION OF RESERVES	42
136.	RECORD DATES	44
137.	INSPECTION OF RECORDS	44
138.	ACCOUNT TO BE SENT TO MEMBERS	44
139.	SERVICE OF NOTICES	45
140.	HARD COPY FORM	45
141.	ELECTRONIC FORM	46
142.	ELECTRONIC MEANS	46
143.	WEBSITE	46
144.	SENDING OR SUPPLYING ANY DOCUMENT, INFORMATION OR NOTICE BY ANY OTHER MEANS	46
145.	PRESENCE AT MEETING EVIDENCE IN ITSELF OF RECEIPT OF NOTICE	47
146.	NOTICE ON PERSON ENTITLED BY TRANSMISSION	47
147.	RECORD DATE FOR SERVICE	47
148.	EVIDENCE OF SERVICE	47
149.	NOTICE WHEN POST NOT AVAILABLE	48
150.	VALIDATION OF DOCUMENTS IN ELECTRONIC FORM	48
151.	WINDING UP	48
152.	INDEMNITY AND INSURANCE	48
153.	EXCLUSIVE JURISDICTION	49

-iii-

THE COMPANIES ACT 2006

PUBLIC COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

OF

RENALYTIX AI PLC

ADOPTED ON 23 OCTOBER 2018

1.	Exclusion of model articles (and any other prescribed regulations)

No regulations or articles set out in any statute, or in any statutory instrument or other subordinate legislation made under any statute, concerning companies (including the regulations in the Companies (Model Articles) Regulations 2008 (SI 2008/3229)) shall apply as the articles of the Company. The following shall be the articles of association of the Company.

2.	Interpretation

2.1	In these articles, unless the context otherwise requires:

Act: Companies Act 2006;

address: includes any number or address used for the purposes of sending or receiving documents or information by electronic means;

Affiliates: in relation to a person any other person directly or indirectly controlling, controlled by or under common control with such person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a person whether through the ownership of voting securities, contract or otherwise, provided that Affiliates shall not include any portfolio companies of a person;

Articles: these articles of association as altered from time to time and “Article” shall be construed accordingly;

Board: the board of Directors for the time being of the Company or the Directors present or deemed to be present at a duly convened quorate meeting of the Directors;

certificated shares: a share which is not an uncertificated share and references in these Articles to a share being held in certificated form shall be construed accordingly;

class meeting: shall have the meaning given to it in Article 11;

clear days: in relation to a period of notice means that period excluding the day when the notice is served or deemed to be served and the day for which it is given or on which it is to take effect;

Companies Acts: the Act, the Companies Act 1985 and, where the context requires, every other statute from time to time in force concerning companies and affecting the Company;

Company: Renalytix AI plc;

Director: a Director for the time being of the Company;

1

DTC: The Depository Trust Company and any Affiliate or nominee therefore, including Cede & Co, and any successors thereto;

electronic form: has the meaning given to it in section 1168 of the Act;

electronic means: has the meaning given to it in section 1168 of the Act;

hard copy form: has the meaning given to it in section 1168 of the Act;

Listing: listing of the Company’s Ordinary Shares (including the form of American Depositary Shares) on any regulated market, stock exchange or trading platform;

member: a member of the Company, or where the context requires, a member of the Board or of any committee;

Office: the registered office from time to time of the Company;

Operator: the Operator of a relevant system (as defined in the uncertificated securities rules) or the transfer agent of the Company (as applicable);

Ordinary Shares: means the Company’s ordinary shares of £0.0025 each as sub-divided or consolidated from time to time;

paid up: paid up or credited as paid up;

participating class: a class of shares title to which is permitted by the Operator to be transferred by means of a relevant system;

Register: the register of members of the Company to be maintained under the Act or as the case may be any overseas branch register maintained under Article 107;

relevant system: a computer-based system which allows units of securities without written instruments to be transferred and endorsed pursuant to the uncertificated securities rules or other applicable regulations;

SEC: the United States Securities and Exchange Commission;

Secretary: the secretary of Company for the time being;

share: an Ordinary Share;

Share Warrant: a warrant to bearer issued by the Company in respect of its shares;

Seal: the common seal of the Company or, where the context allows, any official seal kept by the Company under section 50 of the Act;

uncertificated securities rules: any provision of the Companies Acts relating to the holding, evidencing of title to, or transfer of uncertificated shares and any legislation, rules or other arrangements made under or by virtue of such provision;

uncertificated share: a share of a class which is at the relevant time a participating class, title to which is recorded on the Register as being held in uncertificated form and references in these Articles to a share being held in uncertificated form shall be construed accordingly; and

Voting Control: with respect to a share the exclusive power (whether directly or indirectly) to vote or direct the voting of such share by proxy, voting agreement, or otherwise.

2

2.2	Headings are used for convenience only and shall not affect the construction or interpretation of these Articles.

2.3	A person includes a corporate and an unincorporated body (whether or not having separate legal personality).

2.4	Words in the singular shall include the plural and vice versa.

2.5	A reference to one gender shall include a reference to the other gender.

2.6

A reference to a statute or statutory provision is a reference to it as it is in force for the time being, taking account of any amendment, extension, or re-enactment and includes any subordinate legislation for the time being in force made under it.

2.7

Any words or expressions defined in the Companies Acts in force when these Articles or any part of these Articles are adopted shall (if not inconsistent with the subject or context in which they appear) have the same meaning in these Articles or that part, save that the word “company” shall include any body corporate.

2.8

A reference to a document being signed or to signature includes references to its being executed under hand or under seal or by any other method and, in the case of a communication in electronic form, such references are to its being authenticated as specified by the Companies Acts.

2.9	A reference to writing or written includes references to any method of representing or reproducing words in a legible and non-transitory form whether sent or supplied in electronic form or otherwise.

2.10	A reference to documents or information being sent or supplied by or to a company (including the Company) shall be construed in accordance with section 1148(3) of the Act.

2.11	A reference to a meeting shall not be taken as requiring more than one person to be present if any quorum requirement can be satisfied by one person.

3.	Form of resolution

Subject to the Companies Acts, where anything can be done by passing an ordinary resolution, this can also be done by passing a special resolution.

4.	Limited liability

The liability of the members of the Company is limited to the amount, if any, unpaid on the shares in the Company held by them.

5.	Change of name

The Company may change its name by resolution of the Board.

6.	Shareholder rights

6.1	The Ordinary Shares shall rank pari passu as a single class.

6.2

In the event of the liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to members shall be distributed amongst all holders of the Ordinary Shares in proportion to the number of shares held irrespective of the amount paid or credited as paid on any share.

6.3	Any:

(a)

consolidation or merger of the Company with or into another entity or entities (whether or not the Company is the surviving entity) as a result of which the holders of the Company’s outstanding shares possessing the voting power (under ordinary circumstances) to elect a majority of the Board immediately prior to such sale or issue cease to own the Company’s outstanding shares possessing the voting power (under ordinary circumstances) to elect a majority of the Board;

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(b)	sale or transfer by the Company of all or substantially all of its assets (determined either for the Company alone or together with its subsidiaries on a consolidated basis); or

(c)

sale, transfer or issuance or series of sales, transfers and/or issues of shares by the Company or the holders thereof, as a result of which the holders of the Company’s outstanding shares possessing the voting power (under ordinary circumstances) to elect a majority of the Board immediately prior to such sale or issue cease to own the Company’s outstanding shares possessing the voting power (under ordinary circumstances) to elect a majority of the Board, shall be deemed to be a liquidation, dissolution and winding up of the Company for purposes of this Article (unless the Board determine otherwise), and the holders of the Ordinary Shares shall be entitled to receive from the Company the amounts payable with respect to the Ordinary Shares on a liquidation, dissolution or winding up of the Company under this Article in cancellation of their Ordinary Shares upon the completion of any such transaction.

6.4

At a general meeting of the Company and at any separate class meeting of the holders of Ordinary Shares, where a holder of Ordinary Shares is entitled to vote, such holder is entitled to one vote for each Ordinary Share held.

6.5

A holder of Ordinary Shares is entitled to receive notice of any general meeting of the Company (and notice of any separate class meeting of the holders of Ordinary Shares) and a copy of every report, accounts, circular or other document sent out by the Company to members.

7.	Power to attach rights to shares

Subject to the Companies Acts and to any rights attached to existing shares, any share may be issued with or have attached to it such rights and restrictions as the Company may by ordinary resolution determine, or if no ordinary resolution has been passed or so far as the resolution does not make specific provision, as the Board may determine.

8.	Allotment of shares and pre-emption

8.1

Subject to the Companies Acts, these Articles and to any relevant authority of the Company in general meeting required by the Act, the Board may offer, allot (with or without conferring rights of renunciation), grant options over or otherwise deal with or dispose of shares or grant rights to subscribe for or convert any security into shares to such persons, at such times and upon such terms as the Board may decide. No share may be issued at a discount to the nominal value of such share.

8.2

The Board may, at any time after the allotment of any share but before any person has been entered in the Register, recognise a renunciation by the allottee in favour of some other person and accord to the allottee of a share a right to effect such renunciation and/or allow the rights to be represented to be one or more participating securities, in each case upon the subject to such terms and conditions as the Board may think fit to impose.

8.3

Under and in accordance with section 551 of the Act, the Directors shall be generally and unconditionally authorised to exercise for each prescribed period all the powers of the Company to allot shares up to an aggregate nominal amount equal to the Section 551 Amount.

8.4

Under and within the terms of the said authority or otherwise in accordance with section 570 of the Act, the Directors shall be empowered during each prescribed period to allot equity securities (as defined by the Act) wholly for cash:

(a)	in connection with a rights issue; and

(b)	otherwise than in connection with a rights issue up to an aggregate nominal amount equal to the Section 561 Amount.

8.5

During each prescribed period the Company and its Directors by such authority and power may make offers or agreements which would or might require equity securities or other securities to be allotted after the expiry of such period.

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8.6	For the purposes of this Article:

(a)

rights issue means an offer of equity securities (as defined by the Act) open for acceptance for a period fixed by the Board to holders of equity securities on the Register on a fixed record date in proportion to their respective holdings of such securities or in accordance with the rights attached to them but subject to such exclusions or other arrangements as the Board may deem necessary or expedient with regard to treasury shares, fractional entitlements or legal or practical problems under the laws of any territory or under the requirements of any recognised regulatory body or stock exchange in any territory;

(b)

prescribed period means any period (not exceeding five years on any occasion) for which the authority, in the case of Article 8.3, is conferred or renewed by ordinary or special resolution stating the Section 551 Amount and in the case of Article 8.4 is conferred or renewed by special resolution stating the Section 561 Amount;

(c)	Section 551 Amount means for any prescribed period, the amount stated in the relevant ordinary or special resolution;

(d)	Section 561 Amount means for any prescribed period, the amount stated in the relevant special resolution; and

(e)

the nominal amount of any securities shall be taken to be, in the case of rights to subscribe for or to convert any securities into shares of the Company, the nominal amount of such shares which may be allotted pursuant to such rights.

9.	Redeemable shares

Subject to the Companies Acts and to any rights attaching to existing shares, any share may be issued which can be redeemed or is liable to be redeemed at the option of the Company or the holder. The Board may determine the terms, conditions and manner of redemption of any redeemable shares which are issued. Such terms and conditions shall apply to the relevant shares as if the same were set out in these Articles.

10.	Pari passu issues

If new shares are created or issued which rank equally with any other existing shares, or the Company purchases any of its own shares, the rights of the existing shares will not be regarded as changed or abrogated unless the terms of the existing shares expressly say otherwise.

11.	Variation of rights

11.1	Subject to the Companies Acts, the rights attached to any class of shares can be varied or abrogated:

(a)	in such manner (if any) as may be provided by those rights;

(b)	with the consent in writing of the holders of not less than three-quarters in nominal value of the issued share of that class (excluding any shares of that class held as treasury shares); or

(c)	with the authority of a special resolution passed at a separate meeting of the holders of the relevant class of shares known as a class meeting.

11.2

The provisions of this Article will apply to any variation or abrogation of rights of shares forming part of a class. Each part of the class which is being treated differently is treated as a separate class in applying this Article.

11.3

All the provisions in these Articles as to general meetings shall apply, with any necessary modifications, to every class meeting except that the quorum at every such meeting shall not be less than two persons holding or representing by proxy at least one-third of the nominal amount paid up on the issued shares of the class) (excluding any shares of that class held as treasury shares).

11.4	The Board may convene a class meeting whenever it thinks fit and whether or not the business to be transacted involves a variation or abrogation of class rights.

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12.	Rights deemed not varied

Unless otherwise expressly provided by the rights attached to any class of shares, those rights shall be deemed not to be varied by the purchase by the Company of any of its own shares or the holding of such shares as treasury shares.

13.	Payment of commission

The Company may in connection with the issue of any shares or the sale for cash of treasury shares exercise all powers of paying commission and brokerage conferred or permitted by the Companies Acts. Any such commission or brokerage may be satisfied by the payment of cash or by the allotment of fully or partly paid shares or other securities or the grant of an option to call for an allotment of shares or any combination of such methods.

14.	Trusts not recognised

Except as otherwise expressly provided by these Articles, required by law or as ordered by a court of competent jurisdiction, the Company shall not recognise any person as holding any share on any trust, and the Company shall not be bound by or required in any way to recognise (even when having notice of it) any equitable, contingent, future, partial or other claim to or interest in any share other than an absolute right of the holder of the whole of the share.

15.	Uncertificated shares

15.1

Under and subject to the uncertificated securities rules, the Board may permit title to shares of any class to be evidenced otherwise than by certificate and title to shares of such a class to be transferred by means of a relevant system and may make arrangements for a class of shares (if all shares of that class are in all respects identical) to become a participating class. Title to shares of a particular class may only be evidenced otherwise than by a certificate where that class of shares is at the relevant time a participating class. The Board may also, subject to compliance with the uncertificated securities rules, determine at any time that title to any class of shares may from a date specified by the Board no longer be evidenced otherwise than by a certificate or that title to such a class shall cease to be transferred by means of any particular relevant system.

15.2

In relation to a class of shares which is a participating class and for so long as it remains a participating class, no provision of these Articles shall apply or have effect to the extent that it is inconsistent in any respect with:

(a)	the holding of shares of that class in uncertificated form;

(b)	the transfer of title to shares of that class by means of a relevant system; or

(c)	any provision of the uncertificated securities rules,

and, without prejudice to the generality of this Article, no provision of these Articles shall apply or have effect to the extent that it is in any respect inconsistent with the maintenance, keeping or entering up by the Operator, so long as that is permitted or required by the uncertificated securities rules, of an Operator register of securities in respect of that class of shares in uncertificated form.

15.3

Shares of a class which is at the relevant time a participating class may be changed from uncertificated to certificated form, and from certificated to uncertificated form, in accordance with and subject as provided in the uncertificated securities rules.

15.4

If, under these Articles or the Companies Acts, the Company is entitled to sell, transfer or otherwise dispose of, forfeit, re-allot, accept the surrender of or otherwise enforce a lien over an uncertificated share, then, subject to these Articles and the Companies Acts, such entitlement shall include the right of the Board to:

(a)

require the holder of the uncertificated share by notice in writing to change that share from uncertificated to certificated form within such period as may be specified in the notice and keep it as a certificated share for as long as the Board requires;

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(b)

appoint any person to take such other steps, by instruction given by means of a relevant system or otherwise, in the name of the holder of such share as may be required to effect the transfer of such share and such steps shall be as effective as if they had been taken by the registered holder of that share; and

(c)

take such other action that the Board considers appropriate to achieve the sale, transfer, disposal, forfeiture, re-allotment or surrender of that share or otherwise to enforce a lien in respect of that share.

15.5

Unless the Board determines otherwise, shares which a member holds in uncertificated form shall be treated as separate holdings from any shares which that member holds in certificated form but a class of shares shall not be treated as two classes simply because some shares of that class are held in certificated form and others in uncertificated form.

15.6

Unless the Board determines otherwise or the uncertificated securities rules require otherwise, any shares issued or created out of or in respect of any uncertificated shares shall be uncertificated shares and any shares issued or created out of or in respect of any certificated shares shall be certificated shares.

15.7

The Company shall be entitled to assume that the entries on any record of securities maintained by it in accordance with the uncertificated securities rules and regularly reconciled with the relevant Operator register of securities are a complete and accurate reproduction of the particulars entered in the Operator register of securities and shall accordingly not be liable in respect of any act or thing done or omitted to be done by or on behalf of the Company in reliance on such assumption. Any provision of these Articles which requires or envisages that action will be taken in reliance on information contained in the Register shall be construed to permit that action to be taken in reliance on information contained in any relevant record of securities (as so maintained and reconciled).

16.	Share certificates

16.1

Every person (except a person to whom the Company is not by law required to issue a certificate) whose name is entered in the Register as a holder of any certificated shares shall be entitled, without charge, to receive within the time limits prescribed by the Companies Acts (unless the terms of issue prescribe otherwise) one certificate for all of the shares of that class registered in his name.

16.2

The Company shall not be bound to issue more than one certificate in respect of shares held jointly by two or more persons. Delivery of a certificate to the person first named in the Register shall be sufficient delivery to all joint holders.

16.3

Where a member has transferred part only of the shares comprised in a certificate, he shall be entitled without charge to a certificate for the balance of such shares to the extent that the balance is to be held in certificated form. Where a member receives more shares of any class, he shall be entitled without charge to a certificate for the extra shares of that class to the extent that the balance is to be held in certificated form.

16.4

A share certificate may be issued under Seal (by affixing the Seal to or printing the Seal or a representation of it on the certificate) or signed by at least two Directors or by at least one Director and the Secretary. Such certificate shall specify the number and class of the shares in respect of which it is issued and the amount or respective amounts paid up on it. The Board may by resolution decide, either generally or in any particular case or cases, that any signatures on any share certificates need not be autographic but may be applied to the certificates by some mechanical or other means or may be printed on them or that the certificates need not be signed by any person.

16.5

Every share certificate sent in accordance with these Articles will be sent at the risk of the member or other person entitled to the certificate. The Company will not be responsible for any share certificate lost or delayed in the course of delivery.

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17.	Replacement certificates

17.1

Any two or more certificates representing shares of any one class held by any member may at his request be cancelled and a single new certificate for such shares issued in lieu without charge on surrender of the original certificates for cancellation.

17.2	Any certificate representing shares of any one class held by any member may at his request be cancelled and two or more certificates for such shares may be issued instead.

17.3

If a share certificate is defaced, worn out or said to be stolen, lost or destroyed, it may be replaced on such terms as to evidence and indemnity as the Board may decide and, where it is defaced or worn out, after delivery of the old certificate to the Company.

17.4

The Board may require the payment of any exceptional out-of-pocket expenses of the Company incurred in connection with the issue of any certificates under this Article. In the case of shares held jointly by several persons, any such request as is mentioned in this Article may be made by any one of the joint holders.

18.	Lien on shares not fully paid

The Company shall have a first and paramount lien on every share, not being a fully paid share, for all amounts payable to the Company (whether presently or not) in respect of that share. The Company’s lien over a share takes priority over any third party’s interest in that share, and extends to any dividend or other money payable by the Company in respect of that share (and, if the lien is enforced and the share is sold by the Company, the proceeds of sale of that share). The Board may at any time, either generally or in any particular case, waive any lien that has arisen or declare any share to be wholly or in part exempt from the provisions of this Article.

19.	Enforcement of lien by sale

The Company may sell, in such manner as the Board may decide, any share over which the Company has a lien if a sum in respect of which the lien exists is presently payable and is not paid within fourteen (14) clear days after a notice has been served on the holder of the share or the person who is entitled by transmission to the share, demanding payment and stating that if the notice is not complied with the share may be sold. For giving effect to the sale, in the case of a certificated share, the Board may authorise some person to sign an instrument of transfer of the share sold to, or in accordance with the directions, of the buyer. In the case of an uncertificated share, the Board may require the Operator to convert the share into certificated form and after such conversion, authorise any person to sign the instrument of transfer of the share to effect the sale of the share. The buyer shall not be bound to see to the application of the purchase money, nor shall his title to the share be affected by any irregularity or invalidity in the proceedings in reference to the sale.

20.	Application of proceeds of sale

The net proceeds of any sale of shares subject to any lien, after payment of the costs, shall be applied:

(a)

first, in or towards satisfaction of so much of the amount due to the Company or of the liability or engagement (as the case may be) as is presently payable or is liable to be presently fulfilled or discharged; and

(b)

second, any residue shall be paid to the person who was entitled to the share at the time of the sale but only after the certificate for the shares sold has been surrendered to the company for cancellation, or an indemnity in a form reasonably satisfactory to the Directors has been given for any lost certificates, and subject to a like lien for debts or liabilities not presently payable as existed on the share prior to the sale.

21.	Calls

21.1

Subject to these Articles and the terms on which the shares are allotted, the Board may from time to time make calls on the members in respect of any monies unpaid on their shares (whether in respect of nominal value or premium) and not payable on a date fixed by or in accordance with the terms of issue.

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21.2

Each member shall (subject to the Company serving upon him at least fourteen (14) clear days’ notice specifying when and where payment is to be made and whether or not by instalments) pay to the Company as required by the notice the amount called on for his shares.

21.3	A call shall be deemed to have been made at the time when the resolution of the Board authorising the call was passed.

21.4	A call may be revoked or postponed, in whole or in part, as the Board may decide.

21.5	Liability to pay a call is not extinguished or transferred by transferring the shares in respect of which the call is required to be paid.

22.	Liability of joint holders

The joint holders of a share shall be jointly and severally liable to pay all calls in respect of the share.

23.	Interest on calls

If a call remains unpaid after it has become due and payable, the person from whom it is due and payable shall pay all expenses that may have been incurred by the Company by reason of such non-payment together with interest on the amount unpaid from the day it is due and payable to the time of actual payment at such rate (not exceeding the Bank of England base rate by more than five percentage points) as the Board may decide. The Board may waive payment of the interest or the expenses in whole or in part.

24.	Sums treated as calls

An amount payable in respect of a share on allotment or at any fixed date, whether in respect of nominal value or premium or as an instalment of a call, shall be deemed to be a call and if it is not paid these Articles shall apply as if that sum had become due and payable by virtue of a call.

25.	Power to differentiate

On or before the issue of shares, the Board may decide that allottees or holders of shares can be called on to pay different amounts or that they can be called on at different times.

26.	Payment of calls in advance

The Board may, if it thinks fit, receive from any member willing to advance the same, all or any part of the monies uncalled and unpaid on the shares held by him. Such payment in advance of calls shall, to the extent of the payment, extinguish the liability on the shares on which it is made. The Company may pay interest on the money paid in advance, or so much of it as exceeds the amount for the time being called upon the shares in respect of which such advance has been made, at such rate as the Board may decide. The Board may at any time repay the amount so advanced by giving at least three months’ notice in writing to such member of its intention to do so, unless before the expiration of such notice the amount so advanced shall have been called up on the shares in respect of which it was advanced.

27.	Notice if call or instalment not paid

If any member fails to pay the whole of any call (or any instalment of any call) by the date when payment is due, the Board may at any time give notice in writing to such member (or to any person entitled to the shares by transmission), requiring payment of the amount unpaid (and any accrued interest and any expenses incurred by the Company by reason of such non-payment) by a date not less than fourteen (14) clear days from the date of the notice. The notice shall name the place where the payment is to be made and state that, if the notice is not complied with, the shares in respect of which such call was made will be liable to be forfeited.

28.	Forfeiture for non-compliance

If the notice referred to in Article 27 is not complied with, any share for which it was given may be forfeited, by resolution of the Board to that effect, at any time before the payment required by the notice has been made. Such forfeiture shall include all dividends declared or other monies payable in respect of the forfeited shares and not paid before the forfeiture.

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29.	Notice after forfeiture

When any share has been forfeited, notice of the forfeiture shall be served on the holder of the share or the person entitled to such share by transmission (as the case may be) before forfeiture. An entry of such notice having been given and of the forfeiture and the date of forfeiture shall immediately be made in the Register in respect of such share. However, no forfeiture shall be invalidated by any omission to give such notice or to make such entry in the Register.

30.	Forfeiture may be annulled

The Board may annul the forfeiture of a share, at any time before any forfeited share has been cancelled or sold, re-allotted or otherwise disposed of, on the terms that payment shall be made of all calls and interest due on it and all expenses incurred in respect of the share and on such further terms (if any) as the Board shall see fit.

31.	Surrender

The Board may accept the surrender of any share liable to be forfeited and, in any event, references in these Articles to forfeiture shall include surrender.

32.	Sale of forfeited shares

32.1	A forfeited share shall become the property of the Company.

32.2	Subject to the Companies Acts, any such share may be sold, re-allotted or otherwise disposed of, on such terms and in such manner as the Board thinks fit.

32.3

The Board may, for the purposes of the disposal, authorise some person to transfer the share in question and may enter the name of the transferee in respect of the transferred share in the Register even if no share certificate is lodged and may issue a new certificate to the transferee. An instrument of transfer executed by that person shall be as effective as if it had been executed by the holder of, or the person entitled by transmission to, the share. The Company may receive the consideration (if any) given for the share on its disposal.

33.	Effect of forfeiture

A shareholder whose shares have been forfeited shall cease to be a member in respect of such forfeited shares and shall surrender the certificate for such shares to the Company for cancellation. Such shareholder shall remain liable to pay to the Company all sums which at the date of forfeiture were presently payable by him to the Company in respect of such shares with interest (not exceeding the Bank of England base rate by 2 percentage points) from the date of the forfeiture to the date of payment. The Directors may waive payment of interest wholly or in part and may enforce payment, without any reduction or allowance for the value of the shares at the time of forfeiture or for any consideration received on their disposal.

34.	Evidence of forfeiture

A statutory declaration by a Director or the Secretary that a share has been forfeited on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the share. The declaration shall (subject to the execution of an instrument of transfer if necessary) constitute a good title to the share. The person to whom the share is transferred or sold shall not be bound to see to the application of the purchase money or other consideration (if any), nor shall his title to the share be affected by any act, omission or irregularity relating to or connected with the proceedings in reference to the forfeiture or disposal of the share.

35.	Form of transfer

35.1	Subject to these Articles:

(a)	each member may transfer all or any of his shares which are in certificated form by instrument of transfer in writing in any usual form or in any form approved by the Board. Such instrument shall be

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executed by or on behalf of the transferor and (in the case of a transfer of a share which is not fully paid up) by or on behalf of the transferee. All instruments of transfer, when registered, may be retained by the Company.

(b)

each member may transfer all or any of his shares which are in uncertificated form by means of a relevant system in such manner provided for, and subject as provided in, the uncertificated securities rules. No provision of these Articles shall apply in respect of an uncertificated share to the extent that it requires or contemplates the effecting of a transfer by an instrument in writing or the production of a certificate for the share to be transferred.

35.2	The transferor of a share shall be deemed to remain the holder of the share concerned until the name of the transferee is entered in the Register in respect of it.

36.	Right to refuse registration of transfer

36.1	The Board may, in its absolute discretion, refuse to register any transfer of a share in certificated form (or renunciation of a renounceable letter of allotment) unless:

(a)	it is for a share which is fully paid up;

(b)	it is for a share upon which the Company has no lien;

(c)	it is only for one class of share;

(d)	it is in favour of a single transferee or no more than four joint transferees;

(e)	it is duly stamped or is duly certificated or otherwise shown to the satisfaction of the Board to be exempt from stamp duty (if this is required); and

(f)

it is delivered for registration to the Office (or such other place as the Board may determine), accompanied (except in the case of a transfer by a person to whom the Company is not required by law to issue a certificate and to whom a certificate has not been issued or in the case of a renunciation) by the certificate for the shares to which it relates and such other evidence as the Board may reasonably require to prove the title of the transferor (or person renouncing) and the due execution of the transfer or renunciation by him or, if the transfer or renunciation is executed by some other person on his behalf, the authority of that person to do so.

36.2

The Board shall not refuse to register any transfer or renunciation of partly paid shares which are listed on a stock exchange or securities trading platform on the grounds that they are partly paid shares in circumstances where such refusal would prevent dealings in such shares from taking place on an open and proper basis.

36.3	Transfers of shares will not be registered in the circumstances referred to in Article 76.

36.4	The Board may refuse to register a transfer of uncertificated shares in any circumstances that are allowed or required by the uncertificated securities rules and the relevant system.

37.	Notice of refusal to register a transfer

If the Board refuses to register a transfer of a share it shall notify the transferee of the refusal and the reasons for it within two months after the date on which the transfer was lodged with the Company or the instructions to the relevant system received. Any instrument of transfer which the Board refuses to register shall be returned to the person depositing it (except if there is suspected or actual fraud). All instruments of transfer which are registered may be retained by the Company.

38.	No fees on registration

No fee shall be charged for registration of a transfer or other document or instruction relating to or affecting the title to any share or for making any other entry in the Register.

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39.	Other powers in relation to transfers

Nothing in these Articles shall prevent the Board:

(a)	from recognising a renunciation of the allotment of any share by the allottee in favour of another person; or

(b)

(if empowered to do so by these Articles) from authorising any person to execute an instrument of transfer of a share and from authorising any person to transfer that share in accordance with any procedures implemented under Article 19.

40.	Transmission of shares on death

If a member dies, the survivors or survivor (where he was a joint holder), and his executors or administrators (where he was a sole or the only survivor of joint holders), shall be the only persons recognised by the Company as having any title to his shares. Nothing in these Articles shall release the estate of a deceased member from any liability for any share which has been solely or jointly held by him.

41.	Election of person entitled by transmission

41.1

Any person becoming entitled to a share because of the death or bankruptcy of a member, or otherwise by operation of law, may (on such evidence as to his title being produced as the Board may require) elect either to become registered as a member or to have some person nominated by him registered as a member. If he elects to become registered himself, he shall notify the Company to that effect. If he elects to have some other person registered, he shall execute an instrument of transfer of such share to that person. All the provisions of these Articles relating to the transfer of shares shall apply to the notice or instrument of transfer (as the case may be) as if it were an instrument of transfer executed by the member and his death, bankruptcy or other event had not occurred. Where the entitlement of a person to a share because of the death or bankruptcy of a member or otherwise by operation of law is proved to the satisfaction of the Board, the Board shall within thirty (30) days after proof cause the entitlement of that person to be noted in the Register.

41.2	A person entitled by transmission to a share in uncertificated form who elects to have some other person registered shall either:

(a)	procure that instructions are given by means of the relevant system to effect transfer of such uncertificated share to that person; or

(b)	change the uncertificated share to certificated form and execute an instrument of transfer of that certificated share to that person.

42.	Rights on transmission

Where a person becomes entitled to a share because of the death or bankruptcy of any member, or otherwise by operation of law, the rights of the holder in relation to such share shall cease. However, the person so entitled may give a good discharge for any dividends and other monies payable in respect of it and shall have the same rights to which he would be entitled if he were the holder of the share, except that he shall not be entitled to receive notice of, or to attend or vote at, any meeting of the Company or an separate meeting of the holders of any class of shares of the Company before he is registered as the holder of the share. The Board may at any time give notice requiring any such person to elect either to be registered himself or to transfer the share. If the notice is not complied with within thirty (30) days, the Board may withhold payment of all dividends and the other monies payable in respect of such share until the requirements of the notice have been complied with.

43.	Destruction of documents

43.1	The Company may destroy any:

(a)	instrument of transfer, after six years from the date on which it is registered;

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(b)	dividend mandate or any variation or cancellation of a dividend mandate or any notification of change of name or address, after two years from the date on which it is recorded;

(c)	share certificate, after one year from the date on which it is cancelled;

(d)	instrument of proxy which has been used for the purpose of voting at any time after one year has elapsed from the date of use;

(e)	instrument of proxy which has not been used for the purpose of voting at any time after a period of one month has elapsed from the end of the meeting to which the instrument of proxy relates;

(f)	Share Warrant (including coupons or tokens detailed from it) which has been cancelled at any time after seven years from the date on which it was cancelled; or

(g)	other document for which any entry in the Register is made, after six years from the date on which an entry was first made in the Register in respect of it,

provided that the Company may destroy any such type of document at a date earlier than that authorised by this Article if a copy of such document is made and retained (whether electronically, by microfilm, by digital imaging or by other similar means) until the expiration of the period applicable to the destruction of the original of such document.

43.2	It shall be conclusively presumed in favour of the Company that every:

(a)	entry in the Register purporting to have been made on the basis of a document so destroyed was duly and properly made;

(b)	instrument of transfer so destroyed was duly registered;

(c)	share certificate so destroyed was duly cancelled; and

(d)	other document so destroyed had been properly dealt with under its terms and was valid and effective according to the particulars in the records of the Company.

43.3

This Article shall only apply to the destruction of a document in good faith and without notice of any claim (regardless of the parties to it) to which the document might be relevant. Nothing in this Article shall be construed as imposing any liability on the Company in respect of the destruction of any such document other than as provided for in this Article which would not attach to the Company in the absence of this Article. References in this Article to the destruction of any document include references to the disposal of it in any manner.

43.4

References in this Article to instruments of transfer shall include, in relation to uncertificated shares, instructions and/or notifications made in accordance with the relevant system relating to the transfer of such shares.

44.	Sub-division

Any resolution authorising the Company to sub-divide its shares or any of them may determine that, as between the shares resulting from the sub-division, any of them may have any preference or advantage or be subject to any restriction as compared with the others.

45.	Fractions

45.1

Where any difficulty arises in regard to any consolidation or division, the Board may settle such difficulty as they see fit. In particular, without limitation, the Directors may sell to any person (including the Company) the shares representing the fractions for the best once reasonably obtainable and distribute the net proceeds of sale in due proportion among those members or retain such net proceeds for the benefit of the Company and:

(a)

in the case of shares in certificated form, the Board may authorise any person to execute an instrument of transfer of the shares to the purchaser or a person nominated by the purchaser and take such other steps (including the giving of directions to or on behalf of the holder, who shall be bound by them) as they think fit to effect such transfer; and

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(b)	in the case of shares in uncertificated form, the Board may:

(i)

to enable the Company to deal with the share in accordance with the provisions of this Article, require or procure any relevant person or the Operator (as applicable) to convert the share into certificated form; and

(ii)

after such conversion, authorise any person to execute an instrument of transfer of the shares to the purchaser or a person nominated by the purchaser and take such other steps (including the giving of directions to or on behalf of the holder, who shall be bound by them) as they think fit to effect the transfer.

45.2

The transferee shall not be bound to see to the application of the purchase money nor shall his title to the shares be affected by any irregularity in or invalidity of the proceedings in reference to the sale.

46.	Annual general meetings

An annual general meeting shall be held once a year, at such time (consistent with the terms of the Companies Acts) and place as may be determined by the Board.

47.	Convening of general meetings

All meetings other than annual general meetings shall be called general meetings. The Board or the chairman of the Board may, whenever it thinks fit, and shall on requisition in accordance with the Companies Acts, proceed to convene a general meeting. For all other purposes, and unless expressly provided otherwise in these Articles, the procedures for giving notice (other than as to duration) of, the conduct of, and voting at annual general meetings and all other general meetings shall be the same.

48.	Notice of general meetings

A general meeting shall be called by at least such minimum notice as is required or permitted by the Companies Acts. The period of notice shall in either case be exclusive of the day on which it is served or deemed to be served and of the day on which the meeting is to be held and shall be given to all members other than those who are not entitled to receive such notices from the Company. The Company may give such notice by any means or combination of means permitted by the Companies Acts.

49.	Contents of notice of meetings

49.1	Every notice calling a meeting shall specify;

(a)	whether the meeting shall be a physical or electronic meeting or a hybrid meeting;

(b)	in the case of a physical meeting and/or a hybrid meeting the place, date and time of the meeting,

(c)

in the case of an electronic and/or hybrid meeting, the date, time and electronic platform for the meeting, which electronic platform may vary from time to time and from meeting to meeting as the board, in its sole discretion, sees fit, and there shall appear with reasonable prominence in every such notice a statement that a member entitled to attend and vote is entitled to a proxy or (if he has more than one share) proxies to exercise all or any of his rights to attend, speak and vote and that a proxy need not be a member of the Company. Such notice shall also include the address of the website on which the information required by the Act is published, state the procedures with which members must comply in order to be able to attend and vote at the meeting (including the date by which they must comply), provide details of any forms to be used for the appointment of a proxy and state that a member has the right to ask questions at the meeting in accordance with the Act.

49.2

The notice shall specify the general nature of the business to be transacted at the meeting and shall set out the text of all resolutions to be considered by the meeting and shall state in each case whether it is proposed as an ordinary resolution or as a special resolution.

49.3	In the case of an annual general meeting, the notice shall also specify the meeting as such.

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49.4

For the purposes of determining which persons are entitled to attend or vote at a meeting and how many votes a person may cast, the Company may specify in the notice of meeting a time, not more than forty-eight (48) hours before the time fixed for the meeting (not taking into account non-working days) by which a person must be entered in the Register in order to have the right to attend or vote at the meeting or appoint a proxy to do so.

50.	Omission to give notice and non-receipt of notice

The accidental omission to give notice of any meeting or to send an instrument of proxy (where this is intended to be sent out with the notice) to, or the non-receipt of either by, any person entitled to receive the same shall not invalidate the proceedings of that meeting.

51.	Postponement of general meeting

If the Board considers that it is impracticable or unreasonable to hold a general meeting on the date or at the time or place stated in the notice calling the meeting, it may postpone or move the meeting (or do both). The Board shall take reasonable steps to ensure that notice of the date, time and place of the rearranged meeting is given to any member trying to attend the meeting at the original time and place. Notice of the date, time and place of the rearranged meeting shall, if practicable, also be placed in at least two national newspapers published in the United Kingdom. Notice of the business to be transacted at such rearranged meeting shall not be required. If a meeting is rearranged in this way, appointments of proxy are valid if they are received as required by these Articles not less than forty-eight (48) hours before the time appointed for holding the rearranged meeting and for the purpose of calculating this period, the Board can decide in their absolute discretion, not to take account of any part of a day that is not a working day. The Board may also postpone or move the rearranged meeting (or do both) under this Article.

52.	Quorum

No business shall be transacted at any general meeting unless a quorum is present. If a quorum is not present, a chairman of the meeting can still be chosen and this will not be treated as part of the business of the meeting. A quorum shall be present if both:

(a)

two qualifying persons are present at a meeting unless each is a qualifying person only because (i) he is authorised to act as the representative of a corporation in relation to the meeting, and they are representatives of the same corporation or (ii) he is appointed as proxy of a member in relation to the meeting, and they are proxies of the same member; and

(b)

those qualifying persons present together hold (or are the representative or proxy of members in relation to the meeting holding) at least one-third in number of the issued shares entitled to vote on the business to be transacted.

For the purposes of this Article 52, (A) a “qualifying person” is an individual who is a member, a person authorised to act as the representative of a member (being a corporation) in relation to the meeting or a person appointed as proxy of a member in relation to the meeting and (B) where a qualifying person is present as proxy of a member in relation to the meeting, only the shares in respect of which the proxy is authorised to exercise voting rights will be treated as held for the purposes of determining whether a quorum is present.

53.	Procedure if quorum not present

If a quorum is not present within fifteen (15) minutes (or such longer interval as the chairman in his absolute discretion thinks fit) from the time appointed for holding a general meeting, or if a quorum ceases to be present during a meeting, the meeting shall be dissolved if convened on the requisition of members. In any other case, the meeting shall stand adjourned to another day, (not being less than ten (10) clear days after the date of the original meeting), and at such time and place as the chairman (or, in default, the Board) may determine. If at such adjourned meeting a quorum is not present within fifteen (15) minutes from the time appointed for holding the meeting, the meeting shall be dissolved.

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54.	Chairman of general meeting

The chairman of the Board shall preside at every general meeting of the Company. If there is no such chairman or if at any meeting he shall not be present within five (5) minutes after the time appointed for holding the meeting, or shall be unwilling to act as chairman, the deputy chairman (if any) of the Board shall, if present and willing to act, preside at such meeting. If more than one deputy chairman is present they shall agree amongst themselves who is to take the chair or, if they cannot agree, the deputy chairman who has been in office as a Director the longest shall take the chair. If no chairman or deputy chairman shall be so present and willing to act, the Directors present shall choose one of their number to act or, if there be only one Director present, he shall be chairman if willing to act. If there be no Director present and willing to act, the members present and entitled to vote shall choose one of their number to be chairman of the meeting. Nothing in these Articles shall restrict or exclude any of the powers or rights of a chairman of a meeting which are given by law.

55.	Entitlement to attend and speak

55.1

A Director (and any other person invited by the chairman to do so) may attend and speak at any general meeting and at any separate meeting of the holders of any class of shares of the Company, whether or not he is a member.

55.2

The Board may resolve to enable persons entitled to attend a general meeting hosted on an electronic platform (such meeting being an electronic general meeting) to do so by simultaneous attendance by electronic means with no member necessarily in physical attendance at the electronic general meeting. The members or their proxies present shall be counted in the quorum for, and entitled to vote at, the general meeting in question, and that meeting shall be duly constituted and its proceedings valid if the chairman of the general meeting is satisfied that adequate facilities are available throughout the electronic general meeting to ensure that members attending the electronic general meeting who are not present together at the same place may, by electronic means, attend and speak and vote at it.

55.3	Nothing in these Articles prevents a general meeting being held both physically and electronically.

56.	Adjournments

56.1

The chairman may, with the consent of a meeting at which a quorum is present, and shall, if so directed by the meeting, adjourn any meeting from time to time (or indefinitely) and from place to place as the meeting shall determine.

56.2

Without prejudice to any other power which he may have under these Articles or at common law, the chairman may, without the need for the consent of the meeting, interrupt or adjourn any meeting from time to time and from place to place or for an indefinite period if he is of the opinion that it has become necessary to do so in order to secure the proper and orderly conduct of the meeting or to give all persons entitled to do so a reasonable opportunity of attending, speaking and voting at the meeting (where facilities at a physical meeting place and/or an electronic platform appear to the chairman to have become inadequate for the purpose) or to ensure that the business of the meeting is properly disposed of.

56.3	Meetings can be adjourned more than once, in accordance with the procedures set out in this Article.

57.	Notice of adjournment

If the meeting is adjourned indefinitely or for more than three months, notice of the adjourned meeting shall be given in the same manner as in the case of the original meeting. Except as provided in these Articles, there is no need to give notice of the adjourned meeting or of the business to be considered there.

58.	Business of adjourned meeting

No business shall be transacted at any adjourned meeting other than the business which might properly have been transacted at the meeting from which the adjournment took place.

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59.	Security arrangements and orderly conduct

59.1

The Board may direct that any person wishing to attend any meeting should provide such evidence of identity and submit to such searches or other security arrangements or restrictions as the Board shall consider appropriate in the circumstances and shall be entitled in its absolute discretion to refuse entry to any meeting to any person who fails to provide such evidence of identity or to submit to such searches or to otherwise comply with such security arrangements or restrictions.

59.2	The Board and, at any electronic general meeting, the chairman may make any arrangement and impose any requirement or restriction as is:

(a) necessary to ensure the identification of those taking part and the security of the electronic communication; and

(b) proportionate to those objectives.

In this respect, the Company is able to authorise any voting application, system or facility for electronic general meetings as it sees fit.

59.3

The chairman shall take such action or give directions as he thinks fit to promote the orderly conduct of the business of the meeting as laid down in the notice of the meeting and to ensure the security of the meeting and the safety of the people attending the meeting. The chairman’s decision on matters of procedure or arising incidentally from the business of the meeting shall be final as shall be his determination as to whether any matter is of such a nature.

60.	Overflow meeting rooms

60.1

The Board may, in accordance with this Article, make arrangements for members and proxies who are entitled to attend and participate in a general meeting, but who cannot be seated in the main meeting room where the chairman will be, to attend and take part in a general meeting in an overflow room or rooms. Any overflow room will have appropriate links to the main room and will enable audio-visual communication between the meeting rooms throughout the meeting. The Board will decide how to divide members and proxies between the main room and the overflow room. If an overflow room is used, the meeting will be treated as being held and taking place in the main meeting room and the meeting will consist of all the members and proxies who are attending both in the main meeting room and the overflow room.

60.2	Details of any arrangements for overflow rooms will be set out in the notice of the meeting but failure to do so will not invalidate the meeting.

61.	Satellite meeting places

61.1	To facilitate the organisation and administration of any general meeting, the Board may decide that the meeting shall be held at two or more locations.

61.2

For the purposes of these Articles, any general meeting of the Company taking place at two or more locations shall be treated as taking place where the chairman of the meeting presides (the principal meeting place) and any other location where that meeting takes place is referred in this Article as a satellite meeting.

61.3

A member present in person or by proxy at a satellite meeting may be counted in the quorum and may exercise all rights that they would have been able to exercise if they were present at the principal meeting place.

61.4	The Board may make and change from time to time such arrangements as they shall in their absolute discretion consider appropriate to:

(a)	ensure that all members and proxies for members wishing to attend the meeting can do so;

(b)	ensure that all persons attending the meeting are able to participate in the business of the meeting and to see and hear anyone else addressing the meeting;

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(c)	ensure the safety of persons attending the meeting and the orderly conduct of the meeting; and

(d)	restrict the numbers of members and proxies at any one location to such number as can safely and conveniently be accommodated there.

61.5

The entitlement of any member or proxy to attend a satellite meeting shall be subject to any such arrangements then in force and stated by the notice of the meeting or adjourned meeting to apply to the meeting.

61.6

If there is a failure of communication equipment or any other failure in the arrangements for participation in the meeting at more than one place, the chairman may adjourn the meeting in accordance with Article 56. Such adjournment will not affect the validity of such meeting, or any business conducted at such meeting up to the point of adjournment, or any action taken pursuant to such meeting.

61.7

A person (satellite chairman) appointed by the Board shall preside at each satellite meeting. Every satellite chairman shall carry out all requests made of him by the chairman of the meeting, may take such action as he thinks necessary to maintain the proper and orderly conduct of the satellite meeting and shall have all powers necessary or desirable for such purposes.

62.	Procedure where general meetings held at more than one place

62.1	The provisions of this Article shall apply if any general meeting is held at or adjourned to more than one place.

62.2

The notice of such a meeting or adjourned meeting shall specify the principal meeting place and the Directors shall make arrangements for simultaneous attendance and participation at the principal meeting place and at other satellite meetings by members, provided that persons attending at any particular place shall be able to see and hear and be seen and heard by means of audio visual links by persons attending the principal meeting place and at the other satellite meeting places at which the meeting is held.

62.3

The Directors may from time to time make such arrangements for the purpose of controlling the level of attendance at any such place (whether involving the issue of tickets or the imposition of some geographical or regional means of selection or otherwise) as they shall in their absolute discretion consider appropriate, and may from time to time vary any such arrangements or make new arrangements in place of them, provided that a member who is not entitled to attend, in person or by proxy, at any principal meeting place shall be entitled so to attend at one of the satellite meetings, and the entitlement of any member so to attend the meeting or adjourned meeting at such place shall be subject to any such arrangements as may from time to time be in force and by the notice of meeting or adjourned meeting stated to apply to the meeting.

62.4	For the purposes of all other provisions of these Articles, any such meeting shall be treated as being held at the principal meeting place.

62.5	If a meeting is adjourned to more than one place, not less than seven days’ notice of the adjourned meeting shall be given despite any other provision of these Articles.

63.	Amendment to resolutions

63.1

If an amendment to any resolution under consideration is proposed but is ruled out of order by the chairman of the meeting in good faith, any error in such ruling shall not invalidate the proceedings on the original resolution.

63.2

In the case of a resolution duly proposed as a special resolution, no amendment to it (other than an amendment to correct a patent error) may in any event be considered or voted on. In the case of a resolution duly proposed as an ordinary resolution no amendment to it (other than an amendment to correct a patent error) may be considered or voted on unless either at least forty-eight (48) hours prior to the time appointed for holding the meeting or adjourned meeting at which such ordinary resolution is to be proposed, notice in writing of the terms of the amendment and intention to move the same has been lodged at the Office or received in electronic form at the electronic address at which the Company has or is deemed to have agreed to receive it or the chairman of the meeting in his absolute discretion decides that it may be considered or voted on.

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64.	Withdrawal and ruling amendments out of order

With the consent of the chairman of the meeting, an amendment may be withdrawn by its proposer before it is voted on. If an amendment proposed to any resolution under consideration is ruled out of order by the chairman of the meeting, the proceedings on the resolution shall not be invalidated by any error in the ruling.

65.	Members’ resolutions

65.1

Members of the Company shall have the rights provided by the Companies Acts to have the Company circulate and give notice of a resolution which may be properly moved, and is intended to be moved, at the Company’s next annual general meeting.

65.2	Expenses of complying with these rights shall be borne in accordance with the Companies Acts.

66.	Method of voting

66.1	Any resolution put to the vote of a general meeting must be decided exclusively on a poll.

66.2	At general meetings, resolutions shall be put to the vote by the chairman of the meeting and there shall be no requirement for the resolution to be proposed or seconded by any person.

67.	Objection to error in voting

No objection shall be raised to the qualification of any voter or to the counting of, or failure to count, any vote, except at the meeting or adjourned meeting at which the vote objected to is given or tendered or at which the error occurs. Any objection or error shall be referred to the chairman of the meeting and shall only vitiate the decision of the meeting on any resolution if the chairman decides that the same is of sufficient magnitude to vitiate the resolution or may otherwise have affected the decision of the meeting. The decision of the chairman of the meeting on such matters shall be final and conclusive.

68.	Voting Procedure

68.1

Any poll on any question of adjournment shall be taken immediately. A poll on any other matter shall be taken in such manner (including the use of ballot or voting papers or tickets) and at such time and place, not more than thirty (30) days from the date of the meeting or adjourned meeting, as the chairman shall direct. The chairman may appoint scrutineers who need not be members. It is not necessary to give notice of a poll not taken immediately if the time and place at which it is to be taken are announced at the meeting. In any other case, at least seven clear days’ notice shall be given specifying the time, date and place at which the poll shall be taken. The result of the poll shall be deemed to be the resolution of the meeting at which the poll was due to be conducted.

68.2	Votes may be given in person or by proxy. A member entitled to more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

68.3

No notice need be given of a poll not taken during the meeting if the time and place at which it is to be taken are announced at the meeting. In any other case, at least seven clear days’ notice must be given specifying the time and place at which the poll is to be taken.

69.	Votes of members

69.1

Subject to Article 69.2, to the Companies Acts and to any special terms as to voting on which any shares may have been issued or may for the time being be held and to any suspension or abrogation of voting rights under these Articles, at any general meeting:

(a)

every shareholder present in person or by duly appointed proxy or corporate representative has one vote for every Share of which he is the holder or in respect of which his appointment as proxy or corporate representative has been made; and

(b)	a member, proxy or corporate representative entitled to more than one vote need not, if he votes, use all his votes or cast all the votes he uses the same way.

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69.2

If two or more persons are joint holders of a share, then in voting on any question the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders. For this purpose seniority shall be determined by the order in which the names of the holders stand in the Register.

69.3

Where in England or elsewhere a receiver or other person (by whatever name called) has been appointed by any court claiming jurisdiction in that behalf to exercise powers with respect to the property or affairs of any member on the ground (however formulated) of mental disorder, the Board may in its absolute discretion, upon or subject to production of such evidence of the appointment as the Board may require, permit such receiver or other person on behalf of such member to vote in person by proxy on behalf of such member at any general meeting or to exercise any other right conferred by membership in relation to meetings of the Company. Evidence to the satisfaction of the Board of the authority of the person claiming to exercise the right to vote shall be deposited at the Office, or at such other place as is specified in accordance with these Articles for the deposit of instruments of proxy, at least forty-eight (48) hours before the time appointed for holding the meeting or adjourned meeting at which the right to vote is to be exercised and, in default, the right to vote shall not be exercisable.

69.4	In the case of equality of votes the chairman of the meeting shall not be entitled to a casting vote.

69.5

In order that the Company may determine the members entitled to vote at any meeting of members or any adjournment thereof, and how many votes such person may cast, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed the record date for determining members entitled to vote at a meeting of members shall, unless otherwise required by law, be at the close of business on the business day preceding the day on which notice is given.

70.	No right to vote where sums overdue on shares

No member may vote at a general meeting (or any separate meeting of the holders of any class of shares), either in person or by proxy, or to exercise any other right or privilege as a member in respect of a share held by him unless:

(a)

all calls or other sums presently due and payable by him in respect of that share whether alone or jointly with any other person together with interest and expenses (if any) have been paid to the Company; or

(b)	the Board determines otherwise.

71.	Voting by Proxy

71.1

Subject to Article 71.2, an instrument appointing a proxy shall be in writing in any usual form (or in another form approved by the Board) executed under the hand of the appointor or his duly constituted attorney or, if the appointor is a corporation, under its seal or signed by a duly authorised officer or attorney or other person authorised to sign.

71.2

Subject to the Companies Acts, the Board may accept the appointment of a proxy received by electronic means on such terms and subject to such conditions as it considers fit. The appointment of a proxy received by electronic means shall not be subject to the requirements of Article 71.1.

71.3	For the purposes of Articles 71.1 and 71.2, the Board may require such reasonable evidence it considers necessary to determine:

(a)	the identity of the member and the proxy; and

(b)	where the proxy is appointed by a person acting on behalf of the member, the authority of that person to make the appointment.

71.4

A member may appoint another person as his proxy to exercise all or any of his rights to attend and to speak and to vote on a resolution or amendment of a resolution, or on other business arising, at a meeting

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or meetings of the Company. Unless the contrary is stated in it, the appointment of a proxy shall be deemed to confer authority to exercise all such rights, as the proxy thinks fit.

71.5	A proxy need not be a member.

71.6

A member may appoint more than one proxy in relation to a meeting, provided that each proxy is appointed to exercise the rights attached to different shares held by the member. When two or more valid but differing appointments of proxy are delivered or received for the same share for use at the same meeting, the one which is last validly delivered or received (regardless of its date or the date of its execution) shall be treated as replacing and revoking the other or others as regards that share. If the Company is unable to determine which appointment was last validly delivered or received, none of them shall be treated as valid in respect of that share.

71.7	Delivery or receipt of an appointment of proxy does not prevent a member attending and voting in person at the meeting or an adjournment of the meeting.

71.8

The appointment of a proxy shall (unless the contrary is stated in it) be valid for an adjournment of the meeting as well as for the meeting or meetings to which it relates. The appointment of a proxy shall be valid for 12 months from the date of execution or, in the case of an appointment of proxy delivered by electronic means, for 12 months from the date of delivery unless otherwise specified by the Board.

71.9

Subject to the Companies Acts, the Company may send a form of appointment of proxy to all or none of the persons entitled to receive notice of and to vote at a meeting. If sent, the form shall provide for three-way voting on all resolutions (other than procedural resolutions) set out in the notice of meeting.

71.10

The Company shall not be bound to enquire whether any proxy or corporate representative votes in accordance with the instructions given to him by the member he represents and if a proxy or corporate representative does not vote in accordance with the instructions of the member he represents the vote or votes cast shall nevertheless be valid for all purposes.

72.	Receipt of proxy

72.1	An instrument appointing a proxy and any reasonable evidence required by the Board in accordance with Article 71.3 shall:

(a)

subject to Articles 72.1(c) and (d), in the case of an instrument of proxy in hard copy form, delivered to the office, or another place in the United Kingdom specified in the notice convening the meeting or in the form of appointment of proxy or other accompanying document sent by the Company in relation to the meeting (a “proxy notification address”) not less than forty-eight (48) hours before the time for holding the meeting or adjourned meeting at which the person named in the form of appointment of proxy proposes to vote;

(b)	subject to Articles 72.1(c) and (d), in the case of an appointment of a proxy sent by electronic means, where the Company has given an electronic address (a “proxy notification electronic address”):

(i)	in the notice calling the meeting;

(ii)	in an instrument of proxy sent out by the Company in relation to the meeting;

(iii)	in an invitation to appoint a proxy issued by the Company in relation to the meeting; or

(iv)	on a website maintained by or on behalf of the Company on which any information relating to the meeting is required by the Act to be kept,

it shall be received at such proxy notification electronic address not less than forty-eight (48) hours before the time for holding the meeting or adjourned meeting at which the person named in the form of appointment of proxy proposes to vote.

(c)

in the case of a poll taken more than forty-eight (48) hours after it is demanded, delivered or received at a proxy notification address or a proxy notification electronic address and not less than twenty-four (24) hours before the time appointed for the holding of the adjourned meeting; or

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(d)

in the case of a poll which is not taken at the meeting but is taken forty-eight (48) hours or less thereafter, or in the case of an adjourned meeting to be held forty-eight (48) hours or less after the time fixed for holding the original meeting, received:

(i)	at a proxy notification address or a proxy notification electronic address in accordance with Articles 72.1(a) or (b);

(ii)	by the chairman of the meeting or the secretary or any Director at the meeting, as the case may be, at the original meeting; or

(iii)	at a proxy notification address or a proxy notification electronic address by such time as the chairman of the meeting may direct at the meeting.

In calculating the periods in this Article, no account shall be taken of any part of a day that is not a working day.

72.2

The Board may decide, either generally or in any particular case, to treat a proxy appointment as valid notwithstanding that the appointment or any of the information required under Article 71.3 has not been received in accordance with the requirements of this Article.

72.3

Subject to Article 72.2, if the proxy appointment and any of the information required under Article 71.3 is not received in the manner set out in Article 72.1, the appointee shall not be entitled to vote in respect of the shares in question.

72.4	Without limiting the foregoing, in relation to any uncertificated shares, the Board may from time to time:

(a)	permit appointments of a proxy by means of a communication sent in electronic form in the form of an uncertificated proxy instruction; and

(b)	permit supplements to, or amendments or revocations of, any such uncertificated proxy instruction by the same means.

The Board may in addition prescribe the method of determining the time at which any such uncertificated proxy instruction is to be treated as received by the Company or a participant acting on its behalf. The Board may treat any such uncertificated proxy instruction which purports to be or is expressed to be sent on behalf of a holder of a share as sufficient evidence of the authority of the person sending that instruction to send it on behalf of that holder.

73.	Revocation of proxy

A vote given shall be valid in the event of the death or mental disorder of the principal or the revocation of the instrument of proxy, or of the authority under which the instrument of proxy was executed, or the transfer of the share for which the instrument of proxy is given, unless notice in writing of such death, mental disorder, revocation or transfer shall have been received by the Company at the Office, or at such other place as has been appointed for the deposit of instruments of proxy, no later than the last time at which an appointment of a proxy should have been received in order for it to be valid for use at the meeting at which the vote was given.

74.	Availability of appointments of proxy

The Directors may at the expense of the Company send or make available appointments of proxy or invitations to appoint a proxy to the members by post or by electronic means or otherwise (with or without provision for their return prepaid) for use at any general meeting or at any separate class meeting, either in blank or nominating in the alternative any one or more of the Directors or any other person If for the purpose of any meeting, appointments of proxy or invitations to appoint as proxy a person or one of a number of persons specified in the invitations are issued at the Company’s expense, they shall be issued to all (and not to some only) of the members entitled to be sent a notice of the meeting and to vote at it. The accidental omission, or the failure due to circumstances beyond the Company’s control, to send or make available such an appointment of proxy or give such an invitation to, or the non-receipt thereof by, any member entitled to attend and vote at a meeting shall not invalidate the proceedings at that meeting.

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75.	Corporate representatives

75.1

A corporation (whether or not a company within the meaning of the Act) which is a member may, by resolution of its Directors or other governing body, authorise such person as it thinks fit to act as its representative (or, as the case may be, representatives) at any meeting of the Company or at any separate meeting of the holders of any class of shares.

75.2

Any person so authorised shall be entitled to exercise the same powers on behalf of the corporation (in respect of that part of the corporation’s holdings to which the authority relates) as the corporation could exercise if it were an individual member.

75.3

The corporation shall for the purposes of these Articles be deemed to be present in person and at any such meeting if a person so authorised is present at it, and all references to attendance and voting in person shall be construed accordingly.

75.4

A Director, the Secretary or some person authorised for the purpose by the Secretary may require the representative to produce a certified copy of the resolution so authorising him or such other evidence of his authority reasonably satisfactory to them before permitting him to exercise his powers.

75.5

A vote given by a corporate representative shall be valid notwithstanding that he is no longer authorised to represent the member unless notice of the revocation of appointment was delivered in writing to the Company at such place or address and by such time as is specified in Article 74 for the revocation of the appointment of a proxy.

76.	Failure to disclose interests in shares

76.1

If a member, or any other person appearing to be interested in shares held by that member, has been issued with a notice under section 793 of the Act (section 793 notice) and has failed in relation to any shares (default shares, which expression includes any shares issued after the date of such notice in right of those shares) to give the Company the information required by the section 793 notice within the prescribed period from the service of the notice, the following sanctions shall apply unless the Board determines otherwise:

(a)

the member shall not be entitled in respect of the default shares to be present or to vote (either in person or by representative or proxy) at any general meeting or at any separate meeting of the holders of any class of shares or to exercise any other right conferred by membership in relation to any such meeting; and

(b)	where the default shares represent at least 0.25% in nominal value of the issued shares of their class (calculated exclusive of any shares held as treasury shares):

(i)

any dividend or other money payable for such shares shall be withheld by the Company, which shall not have any obligation to pay interest on it, and the member shall not be entitled to elect, pursuant to Article 135, to receive shares instead of that dividend; and

(ii)

no transfer, other than an excepted transfer, of any shares held by the member shall be registered unless the member himself is not in default of supplying the required information and the member proves to the satisfaction of the Board that no person in default of supplying such information is interested in any of the shares that are the subject of the transfer.

(c)

For the purposes of ensuring Article 76.1(b)(ii) can apply to all shares held by the member, the Company may in accordance with the uncertificated securities rules, issue a written notification to the Operator requiring conversion into certificated form of any share held by the member in uncertificated form.

76.2	Where the sanctions under Article 76.1 apply in relation to any shares, they shall cease to have effect (and any dividends withheld under Article 76.1(b) shall become payable):

(a)	if the shares are transferred by means of an excepted transfer but only in respect of the shares transferred; or

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(b)

at the end of the period of seven days (or such shorter period as the Board may determine) following receipt by the Company of the information required by the section 793 notice and the Board being fully satisfied that such information is full and complete.

76.3

Where, on the basis of information obtained from a member in respect of any share held by him, the Company issues a section 793 notice to any other person, it shall at the same time send a copy of the notice to the member, but the accidental omission to do so, or the non-receipt by the member of the copy, shall not invalidate or otherwise affect the application of Article 76.1.

76.4	For the purposes of this Article:

(a)

a person, other than the member holding a share, shall be treated as appearing to be interested in that share if the member has informed the Company that the person is, or may be, so interested, or if the Company (after taking account of any information obtained from the member or, pursuant to a section 793 notice, from anyone else) knows or has reasonable cause to believe that the person is, or may be, so interested;

(b)	interested shall be construed as it is for the purpose of section 793 of the Act;

(c)	reference to a person having failed to give the Company the information required by a notice, or being in default as regards supplying such information, includes reference:

(i)	to his having failed or refused to give all of any part of it; and

(ii)	to his having given information which he knows to be false in a material particular or having recklessly given information which is false in a material particular;

(d)	prescribed period means fourteen (14) days;

(e)	excepted transfer means, in relation to any shares held by a member:

(i)	a transfer by way of or pursuant to acceptance of a takeover offer for the Company (within the meaning of section 974 of the Act); or

(ii)	a transfer in consequence of a sale made through any other stock exchange or securities trading platform on which the Company’s shares are normally traded; or

(iii)

a transfer which is shown to the satisfaction of the Board to be made in consequence of a sale of the whole of the beneficial interest in the shares to a person who is unconnected with the member and with any other person appearing to be interested in the shares.

76.5	Nothing contained in this Article shall be taken to limit the powers of the Company under section 794 of the Act.

77.	Power of sale of shares of untraced members

77.1	The Company shall be entitled to sell at the best price reasonably obtainable any share of a member, or any share to which a person is entitled by transmission, if and provided that:

(a)

during the period of twelve (12) years before the date of sending of the notice referred to in Article 77.1(b) no cheque, order or warrant in respect of such share sent by the Company through the post in a pre-paid envelope addressed to the member or to the person entitled by transmission to the share, at his address on the Register or other last known address given by the member or person to which cheques, orders or warrants in respect of such share are to be sent has been cashed and the Company has received no communications in respect of such share from such member or person entitled, provided that during such period of twelve (12) years the Company has paid at least three cash dividends (whether interim or final) and no such dividend has been claimed by the person entitled to it;

(b)	on or after expiry of the said period of twelve (12) years, the Company has given notice of its intention to sell such share by sending a notice to the member or person entitled by transmission to

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the share at his address on the Register or other last known address given by the member or person entitled by transmission to the share and before sending such a notice to the member or other person entitled by transmission, the Company must have used reasonable efforts to trace the member or other person entitled, engaging, if considered appropriate, a professional asset reunification company or other tracing agent and/or giving notice of its intention to sell the share by advertisement in a national newspaper and in a newspaper circulating in the area of the address of the member or person entitled by transmission to the share shown in the Register; and

(c)

during the further period of three months following the date of such notice and prior to the exercise of the power of sale the Company has not received any communication in respect of such share from the member or person entitled by transmission.

77.2	To give effect to any sale of shares under this Article:

(a)

in the case of a share in certificated form, the Board may authorise any person to execute an instrument of transfer of the share to the purchaser or a person nominated by the purchaser and take such other steps (including the giving of directions to or on behalf of the holder, who shall be bound by them) as it thinks fit to effect the transfer. The Board may authorise some person to transfer the shares in question and may enter the name of the transferee in respect of the transferred shares in the Register even if no share certificate has been lodged for such shares and may issue a new certificate to the transferee. An instrument of transfer executed by that person shall be as effective as if it had been executed by the holder of, or the person entitled by transmission to, the shares.

(b)	in the case of a share in uncertificated form, the Directors may:

(i)

to enable the Company to deal with the share in accordance with the provisions of this Article, require or procure any relevant person or the Operator (as applicable) to convert the share into certificated form; and

(ii)

after such conversion authorise any person to execute an instrument of transfer of the shares to the purchase or person nominated by the purchaser and take such other steps (including the giving of directions to or on behalf of the holder, who shall be bound by them) as it thinks fit to effect the transfer.

77.3

The buyer shall not be bound to see to the application of the purchase monies, nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings in reference to the sale. If the shares are in uncertificated form, in accordance with the uncertificated securities rules, the Board may issue a written notification to the Operator requiring the conversion of the share to certificated form.

77.4

If during the period of twelve (12) years referred to in Article 77.1, or during any period ending on the date when all the requirements of Articles 77.1(a) to 77.1(d) have been satisfied, any additional shares have been issued in respect of those held at the beginning of, or previously so issued during, any such period and all the requirements of Articles 77.1(b) to 77.1(d) have been satisfied in regard to such additional shares, the Company shall also be entitled to sell the additional shares.

78.	Application of proceeds of sale of shares of untraced members

The Company shall account to the member or other person entitled to the share for the net proceeds of a sale under Article 77 by carrying all monies relating to such sale to a separate account. The Company shall be deemed to be a debtor to, and not a trustee for, such member or other person in respect of such monies. Monies carried to such separate account may either be employed in the business of the Company or invested in such investments as the Board may think fit. No interest shall be payable to such member or other person in respect of such monies and the Company does not have to account for any money earned on them.

79.	Number of Directors

Unless otherwise determined by the Company by ordinary resolution, the number of Directors (other than any alternate Directors) shall be at least two and not more than fifteen (15).

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80.	Power of Company to appoint Directors

Subject to these Articles and the Companies Acts, the Company may by ordinary resolution appoint a person who is willing to act to be a Director, either to fill a vacancy or as an addition to the existing Board but the total number of Directors shall not exceed any maximum number fixed in accordance with these Articles.

81.	Power of Board to appoint Directors

Subject to these Articles, the Board shall have power at any time to appoint any person who is willing to act as a Director, either to fill a vacancy or as an addition to the existing Board but the total number of Directors shall not exceed any maximum number fixed in accordance with these Articles.

82.	Eligibility of new Directors

82.1	No person, other than a retiring Director (by rotation or otherwise), shall be appointed or re-appointed a Director at any general meeting unless:

(a)	he is recommended by the Board; or

(b)

at least seven but not more than forty-two (42) clear days before the date appointed for the meeting the Company has received notice from a member (other than the person proposed) entitled to vote at the meeting of his intention to propose a resolution for the appointment or re-appointment of that person, stating the particulars which would, if he were so appointed or re-appointed, be required to be included in the Company’s register of Directors and a notice executed by that person of his willingness to be appointed or re-appointed, is lodged at the Office.

82.2	A Director need not be a member of the Company.

83.	Classes and retirement of Directors

83.1

At every annual general meeting of the Company, any Director who has been appointed by the Board since the last annual general meeting, or who held office at the time of the two preceding annual general meetings and who did not retire at either of them, or who has held office with the Company (other than as a Director holding an executive position) for a continuous period of nine years or more at the date of such annual general meeting, shall retire from office and may offer himself for re-appointment by the members. A Director who retires at an annual general meeting may, if willing to act, be re-appointed at it.

83.2	Notwithstanding the foregoing provision, each Director shall serve until the earlier of their death, resignation or removal.

84.	Deemed re-appointment

84.1

A Director who retires at an annual general meeting shall (unless he is removed from office or his office is vacated in accordance with these Articles) retain office until the close of the meeting at which he retires or (if earlier) when a resolution is passed at that meeting not to fill the vacancy or to elect another person in his place or the resolution to re-appoint him is put to the meeting and lost.

84.2

If the Company, at any meeting at which a Director retires in accordance with these Articles does not fill the office vacated by such Director, the retiring Director, if willing to act, shall be deemed to be re-appointed unless at that meeting a resolution is passed not to fill the vacancy or elect another person in his place or unless the resolution to re-appoint him is put to the meeting and lost.

85.	Procedure if insufficient Directors appointed

85.1	If:

(a)

at the annual general meeting in any year any resolution or resolutions for the appointment or re-appointment of the persons eligible for appointment or re-appointment as Directors are put to the meeting and lost; and

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(b)	at the end of that meeting the number of Directors is fewer than any minimum number of Directors required under Article 79.

All retiring Directors who stood for re-appointment at that meeting (Retiring Directors) shall be deemed to have been re-appointed as Directors and shall remain in office but the Retiring Directors may only act for the purpose of filling vacancies, convening general meetings of the Company and performing such duties as are essential to maintain the Company as a going concern, and not for any other purpose.

85.2

The Retiring Directors shall convene a general meeting as soon as reasonably practicable following the meeting referred to in Article 85.1 and they shall retire from office at that meeting. If at the end of any meeting convened under this Article the number of Directors is fewer than any minimum number of Directors required under Article 79, the provisions of this Article shall also apply to that meeting.

86.	Removal of Directors

In addition to any power of removal conferred by the Companies Acts, the Company may by special resolution, or by ordinary resolution of which special notice has been given in accordance with section 312 of the Act, remove a Director before the expiry of his period of office (without prejudice to a claim for damages for breach of contract or otherwise) and may (subject to these Articles) by ordinary resolution appoint another person who is willing to act to be a Director in his place.

87.	Vacation of office by Director

87.1	Without prejudice to the provisions for retirement (by rotation or otherwise) contained in these Articles, the office of a Director shall be vacated if:

(a)	he resigns by notice in writing delivered to the Secretary at the Office or at an address specified by the Company for the purposes of communication by electronic means or tendered at a Board meeting;

(b)

he offers to resign by notice in writing delivered to the Secretary at the Office or at an address specified by the Company for the purposes of communication by electronic means or tendered at a Board meeting and the Board resolves to accept such offer;

(c)

he is requested to resign by all of the other Directors by notice in writing addressed to him at his address as shown in the register of Directors (without prejudice to any claim for damages which he may have for breach of any contract between him and the Company);

(d)

he ceases to be a Director by virtue of any provision of the Companies Acts, is removed from office pursuant to these Articles or the Act or becomes prohibited by law or the rules of any stock exchange from being a Director;

(e)	he becomes bankrupt or makes an arrangement or composition with his creditors generally;

(f)

a registered medical practitioner who is treating that person gives a written opinion to the Company stating that person has become physically or mentally incapable of acting as a Director and may remain so for more than three months, or he is or has been suffering from mental or physical ill health and the Board resolves that his office be vacated; or

(g)

he is absent (whether or not his alternate Director appointed by him attends), without the permission of the Board, from Board meetings for six consecutive months and a notice is served on him personally, or at his residential address provided to the Company under section 165 of the Act signed by all the other Directors stating that he shall cease to be a Director with immediate effect (and such notice may consist of several copies each signed by one or more Directors).

87.2	If the office of a Director is vacated for any reason, he shall cease to be a member of any committee or sub-committee of the Board.

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88.	Resolution as to vacancy conclusive

A resolution of the Board declaring a Director to have vacated office under the terms of Article 88 shall be conclusive as to the fact and ground of vacation stated in the resolution.

89.	Appointment of alternate Directors

89.1

Each Director may appoint any person (including another Director) to be his alternate and may at his discretion remove an alternate Director so appointed. Any appointment or removal of an alternate Director must be by written notice delivered to the Office or at an address specified by the Company for the purposes of communication by electronic means or tendered at a Board meeting or in any other manner approved by the Board. The appointment requires the approval of the Board unless it has been previously approved or the appointee is another Director.

89.2	An alternate Director must provide the particulars, and sign any form for public filing required by the Companies Acts relating to his appointment.

90.	Alternate Directors’ participation in Board meetings

90.1

Every alternate Director is (subject to his giving to the Company an address within the United Kingdom at which notices may be served on him (and, if applicable, an address in relation to which electronic communications may be received by him)) entitled to receive notice of all meetings of the Board and all committees of the Board of which his appointor is a member and, in his appointor’s absence, to attend and vote at such meetings and to exercise all the powers, rights, duties and authorities of his appointor. Each person acting as an alternate Director shall have a separate vote at Board meetings for each Director for whom he acts as alternate Director in addition to his own vote if he is also a Director, but he shall count as only one for the purpose of determining whether a quorum is present.

90.2

Signature by an alternate Director of any resolution in writing of the Board or a committee of the Board will, unless the notice of his appointment provides otherwise, be as effective as signature by his appointor.

91.	Alternate Director responsible for own acts

Each person acting as an alternate Director will be an officer of the Company, will alone be responsible to the Company for his own acts and defaults and will not be deemed to be the agent of the Director appointing him.

92.	Interests of alternate Director

An alternate Director is entitled to contract and be interested in and benefit from contracts or arrangements with the Company, to be repaid expenses and to be indemnified to the same extent as if he were a Director. However, he is not entitled to receive from the Company any fees for his services as alternate, except such part (if any) of the fee payable to his appointor as such appointor may by written notice to the Company direct.

93.	Revocation of alternate Director

An alternate Director will cease to be an alternate Director:

(a)	if his appointor revokes his appointment; or

(b)	if he resigns his office by notice in writing to the Company; or

(c)

if his appointor ceases for any reason to be a Director, provided that if any Director retires but is re-appointed or deemed to be re-appointed at the same meeting, any valid appointment of an alternate Director which was in force immediately before his retirement shall remain in force; or

(d)	if any event happens in relation to him which, if he were a Director otherwise appointed, would cause him to vacate his office.

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94.	Directors’ fees

Each of the Directors may be paid a fee at such rate as may from time to time be determined by the Board. However, the aggregate of all fees payable to the Directors (other than amounts payable under any other provision of these Articles) must not exceed £2,000,000 a year or such higher amount as may from time to time be decided by ordinary resolution of the Company. Any fees payable under this Article shall be distinct from any salary, remuneration or other amounts payable to a Director under any other provisions of these Articles and shall accrue from day to day.

95.	Expenses

Each Director may be paid his reasonable travelling, hotel and other expenses properly incurred by him in or about the performance of his duties as Director, including any expenses incurred in attending meetings of the Board or any committee of the Board or general meetings or separate meetings of the holders of any class of shares or debentures of the Company. Subject to the Act, the Directors shall have the power to make arrangements to provide a Director with funds to meet expenditure incurred or to be incurred by him for the purposes of the Company or for the purpose of enabling him to perform his duties as an officer of the Company or to enable him to avoid incurring any such expenditure.

96.	Additional remuneration

If by arrangement with the Board any Director shall perform or render any special duties or services outside his ordinary duties as a Director and not in his capacity as a holder of employment or executive office, he may be paid such reasonable additional remuneration (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine.

97.	Remuneration of executive Directors

The salary or remuneration of any Director appointed to hold any employment or executive office in accordance with these Articles may be either a fixed sum of money, or may altogether or in part be governed by business done or profits made or otherwise determined by the Board, and may be in addition to or instead of any fee payable to him for his services as Director under these Articles.

98.	Pensions and other benefits

98.1

The Board may exercise all the powers of the Company to provide pensions or other retirement or superannuation benefits and to provide death or disability benefits or other allowances or gratuities (whether by insurance or otherwise) for any person who is or has at any time been a Director or employee of:

(a)	the Company;

(b)	any company which is or was a holding company or a subsidiary undertaking of the Company;

(c)	any company which is or was allied to or associated with the Company or a subsidiary undertaking or holding company of the Company; or

(d)	a predecessor in business of the Company or of any holding company or subsidiary undertaking of the Company.

and, in each case, for any member of his family (including a spouse or former spouse) and any person who is or was dependent on him.

98.2

The Board may establish, maintain, subscribe and contribute to any scheme, institution, association, club, trust or fund and pay premiums and, subject to the Companies Acts, lend money or make payments to, guarantee or give an indemnity in respect of, or give any financial or other assistance in connection with any of the matters set out in Article 99.1. The Board may procure any of such matters to be done by the Company either alone or in conjunction with any other person. Any Director or former Director shall be entitled to receive and retain for his own benefit any pension or other benefit provided under this Article and shall not have to account for it to the Company. The receipt of any such benefit will not disqualify any person from being or becoming a Director of the Company.

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99.	Powers of the Board

99.1

Subject to the Companies Acts, these Articles and to any directions given by special resolution of the Company, the business of the Company will be managed by the Board, which may exercise all the powers of the Company, whether relating to the management of the business or not.

99.2

No alteration of these Articles and no such direction given by the Company shall invalidate any prior act of the Board which would have been valid if such alteration had not been made or such direction had not been given. Provisions contained elsewhere in these Articles as to any specific power of the Board shall not be deemed to limit the general powers given by this Article.

100.	Powers of Directors if less than minimum number

If the number of Directors is less than the minimum prescribed in Article 79 or decided by the Company by ordinary resolution, the remaining Director or Directors may act only for the purposes of appointing an additional Director or Directors to make up that minimum or convening a general meeting of the Company for the purpose of making such appointment. If no Director or Directors is or are able or willing to act, two members may convene a general meeting for the purpose of appointing Directors. An additional Director appointed in this way holds office (subject to these Articles) only until the dissolution of the next annual general meeting after his appointment unless he is reappointed during the annual general meeting.

101.	Powers of executive Directors

The Board or any committee authorised by the Board may:

(a)

delegate or entrust to and confer on any Director holding executive office (including a Chief Executive or Managing Director) such of its powers, authorities and discretions (with power to sub-delegate) for such time, on such terms and subject to such conditions as it thinks fit; and

(b)	revoke, withdraw, alter or vary all or any of such powers.

102.	Delegation to committees

102.1

The Board may delegate any of its powers, authorities and discretions (with power to sub-delegate) for such time on such terms and subject to such conditions as it thinks fit to any committee consisting of one or more Directors and (if thought fit) one or more other persons provided that:

(a)	a majority of the members of a committee shall be Directors; and

(b)	no resolution of a committee shall be effective unless a majority of those present when it is passed are Directors or alternate Directors.

102.2

The Board may confer such powers either collaterally with, or to the exclusion of and in substitution for, all or any of the powers of the Board in that respect and may revoke, withdraw, alter or vary any such powers and discharge any such committee in whole or in part. Insofar as any power, authority or discretion is so delegated, any reference in these Articles to the exercise by the Board of such power, authority or discretion shall be construed as if it were a reference to the exercise of such power, authority or discretion by such committee.

103.	Local management

103.1

The Board may establish any local or divisional boards or agencies for managing any of the affairs of the Company in any specified locality, either in the United Kingdom or elsewhere, and appoint any persons to be members of such local or divisional board, or any managers or agents, and may fix their remuneration.

103.2

The Board may delegate to any local or divisional board, manager or agent so appointed any of its powers, authorities and discretions (with power to sub-delegate) and may authorise the members of any such local or divisional board, or any of them, to fill any vacancies and to act notwithstanding vacancies. Any such appointment or delegation under this Article may be made, on such terms and conditions as the Board may think fit. The Board may confer such powers either collaterally with, or to the exclusion of and in

30

substitution for, all or any of the powers of the Board, and the Board may remove any person so appointed and may annul or vary all or any of such powers, but no person dealing in good faith and without notice of any such annulment or variation shall be affected by it.

103.3

Subject to any terms and conditions expressly imposed by the Board, the proceedings of any local or divisional board or agency with two or more members shall be governed by such of these Articles as regulate the proceedings of the Board, so far as they are capable of applying.

104.	Power of attorney

The Board may, by power of attorney or otherwise, appoint any person or persons to be the agent or attorney of the Company and may delegate to any such person or persons any of its powers, authorities and discretions (with power to sub-delegate), in each case for such purposes and for such time, on such terms (including as to remuneration) and conditions as it thinks fit. The Board may confer such powers either collaterally with, or to the exclusion of and in substitution for, all or any of the powers of the Board in that respect and may revoke, withdraw, alter or vary any of such powers.

105.	Exercise of voting power

The Board may exercise or cause to be exercised the voting power conferred by the shares in any other company held or owned by the Company, or any power of appointment to be exercised by the Company, in such manner as it thinks fit (including the exercise of the voting power or power of appointment in favour of the appointment of any Director as a Director or other officer or employee of such company or in favour of the payment of remuneration to the Directors, officers or employees of such company).

106.	Provision for employees on cessation of business

The Board may, by resolution, sanction the exercise of the power to make provision for the benefit of persons employed or formerly employed by the Company or any of its subsidiary undertakings, in connection with the cessation or the transfer to any person of the whole or part of the undertaking of the Company or that subsidiary undertaking, but any such resolution shall not be sufficient for payments to or for the benefit of Directors, former Directors or shadow Directors.

107.	Overseas registers

Subject to the Companies Acts, the Company may keep an overseas, local or other register and the Board may make and vary such regulations as it thinks fit respecting the keeping of any such register.

108.	Borrowing powers

108.1	Subject to these Articles and the Companies Acts, the Board may exercise all the powers of the Company to:

(a)	borrow money;

(b)	indemnify and guarantee;

(c)	mortgage or charge all or any part of the undertaking, property and assets (present and future) and uncalled capital of the Company;

(d)	create and issue debentures and other securities; and

(e)	give security either outright or as collateral security for any debt, liability or obligation of the Company or of any third party.

108.2

The Board shall restrict the borrowings of the Company and exercise all voting and other rights or powers of control exercisable by the Company in relation to its subsidiary undertakings (if any) so as to secure (as regards the subsidiary undertakings, so far as by such exercise they can secure) that the aggregate of the amounts borrowed by the Group and remaining outstanding at any time (excluding intra-Group borrowings) shall not without the previous sanction of an ordinary resolution of the Company exceed an

31

amount equal to £100,000,000. The limit in this Article may be varied, increased, reduced or relaxed (temporarily or permanently) or the same replaced with a fixed monetary cap at any time and from time to time with the sanction of an ordinary resolution of Shareholders.

108.3	For the purpose of this Article:

(a)	Group means the Company and its subsidiary undertakings for the time being;

(b)	relevant balance sheet means the most recent audited consolidated balance sheet of the Group at the relevant time;

(c)	minority proportion means a proportion equal to the proportion of the issued share capital of a partly-owned subsidiary undertaking which is not attributable to a member of the Group.

108.4	Borrowings shall be deemed to include the following except in so far as otherwise taken into account:

(a)	the nominal amount of any issued and paid up share capital (other than equity share capital) of any subsidiary undertaking of the Company owned otherwise than by a member of the Group;

(b)

the nominal amount of any other issued and paid up share capital and the principal amount of any debentures or borrowed moneys which is not at the relevant time beneficially owned by a member of the Group, the redemption or repayment of which is the subject of a guarantee or indemnity by a member of the Group or which any member of the Group may be required to buy;

(c)	the principal amount of any debenture (whether secured or unsecured) of a member of the Group beneficially owned otherwise than by a member of the Group;

(d)	the outstanding amount raised by acceptances by any bank or accepting house under any acceptance credit opened by or on behalf of any member of the Group;

(e)	the minority proportion of moneys borrowed by a member of the Group and owing to a partly-owned subsidiary undertaking.

108.5	Borrowings shall not include and shall be deemed not to include:

(a)

borrowings incurred by any member of the Group for the purpose of repaying within six months of the borrowing the whole or any part (with or without premium) of any borrowings of that or other member of the Group then outstanding, pending their application for such purpose within such period;

(b)	the minority proportion of moneys borrowed by a partly owned subsidiary undertaking and not owing to another member of the Group.

108.6

When the aggregate principal amount of borrowings required to be taken into account on any particular date is being ascertained, any particular borrowing then outstanding which is denominated or repayable in a currency other than sterling shall be notionally converted into sterling at the rate of exchange prevailing in London on the last business day before that date or, if it would result in a lower figure, at the rate of exchange prevailing in London on the last business day six months before that date. For these purposes the rate of exchange shall be taken to be the spot rate in London recommended by a London clearing bank, selected by the Board, as being the most appropriate rate for the purchase by the company of the currency in question for sterling on the day in question.

108.7

A certificate or report by the auditors of the Company as to the amount of any borrowings or to the effect that the limit imposed by this Article has not been or will not be exceeded at any particular time or times, shall be conclusive evidence of such amount or fact for the purposes of this Article. Nevertheless the Board may at any time rely on a bona fide estimate of the aggregate of the borrowings. If, in consequence, the limit on borrowings set out in this Article is inadvertently exceeded, the amount of borrowings equal to the excess may be disregarded for ninety (90) days after the date on which by reason of a determination of the auditors of the Company or otherwise the Board becomes aware that such a situation has or may have arisen.

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108.8

No person dealing with the Company or any of its subsidiary undertakings shall be concerned to see or enquire whether the said limit is observed and no debt incurred or security given in excess of such limit shall be invalid or ineffectual unless the lender or recipient of the security had, at the time the debt was incurred or security given, express notice that the said limit had been or would be exceeded.

109.	Board meetings

109.1	The Board can decide when and where to have meetings and how they will be conducted. They may also adjourn meetings.

109.2	A Board meeting can be called by any Director. The Secretary must call a Board meeting if asked to do so by a Director.

110.	Notice of Board meetings

110.1

Notice of a Board meeting shall be deemed to be duly given to a Director if it is given to him personally or by word of mouth or given in writing or by electronic means to him at his last known address or any other address given by him to the Company for that purpose.

110.2

A Director may waive the requirement that notice be given to him of any Board meeting, either prospectively or retrospectively and any retrospective waiver shall not affect the validity of the meeting or of any business conducted at the meeting.

111.	Quorum

111.1

The quorum necessary for the transaction of business may be determined by the Board and until otherwise determined shall be two persons, each being a Director or an alternate Director. A duly convened meeting of the Board at which a quorum is present shall be competent to exercise all or any of the authorities, powers, and discretions for the time being vested in or exercisable by the Board.

111.2

If a Director ceases to be a Director at a Board meeting, he can continue to be present and to act as a Director and be counted in the quorum until the end of the meeting if no other Director objects and if otherwise a quorum of Directors would not be present.

112.	Chairman

112.1

The Board may appoint one or more of its body as chairman or joint chairman and one or more of its body as deputy chairman of its meetings and may determine the period for which he is or they are to hold office and may at any time remove him or them from office.

112.2

If no such chairman or deputy chairman is elected, or if at any meeting neither a chairman nor a deputy chairman is present within ten (10) minutes of the time appointed for holding the same, the Directors present shall choose one of their number to be chairman of such meeting. In the event two or more joint chairmen or, in the absence of a chairman, two or more deputy chairman being present, the joint chairman or deputy chairman to act as chairman of the meeting shall be decided by those Directors present.

113.	Voting

Questions arising at any Board meeting shall be determined by a majority of votes. In the case of an equality of votes the chairman of that meeting shall have a second or casting vote (unless he is not entitled to vote on the resolution in question).

114.	Participation by telephone or other form of communication

114.1

Any Director or his alternate may validly participate in a meeting of the Board or a committee of the Board through the medium of conference telephone or any other form of communications equipment (whether in use when these Articles are adopted or developed subsequently), provided that all persons participating in the meeting are able to hear and speak to each other throughout such meeting.

114.2

A person so participating by telephone or other communication shall be deemed to be present in person at the meeting and shall be counted in a quorum and entitled to vote. Such a meeting shall be deemed to take

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place where the largest group of those participating is assembled or, if there is no group which is larger than any other group, where the chairman of the meeting then is.

114.3

A resolution passed at any meeting held in the above manner, and signed by the chairman of the meeting, shall be as valid and effectual as if it had been passed at a meeting of the Board (or committee, as the case may be) duly convened and held.

115.	Resolution in writing

115.1

A resolution in writing signed or confirmed electronically by all the Directors for the time being entitled to receive notice of a Board meeting and to vote on the resolution and not being less than a quorum (or by all the members of a committee of the Board for the time being entitled to receive notice of such committee meeting and to vote on the resolution and not being less than a quorum of that committee), shall be as valid and effective for all purposes as a resolution duly passed at a meeting of the Board (or committee, as the case may be).

115.2	Such a resolution may consist of several documents or electronic communications in the same form each signed or authenticated by one or more of the Directors or members of the relevant committee.

116.	Proceedings of committees

All committees of the Board shall, in the exercise of the powers delegated to them and in the transaction of business, conform with any mode of proceedings and regulations which the Board may prescribe and subject to this shall be governed by such of these Articles as regulate the proceedings of the Board as are capable of applying.

117.	Minutes of proceedings

117.1	The Board shall keep minutes of all shareholder meetings, all Board meetings and meetings of committees of the Board. The minutes must include the names of the Directors present.

117.2

Any such minutes, if purporting to be signed by the chairman of the meeting at which the proceedings were held or by the chairman of the next meeting or the Secretary, shall be evidence of the matters stated in such minutes without any further proof.

118.	Validity of proceedings

All acts done by a meeting of the Board, or of a committee of the Board, or by any person acting as a Director, alternate Director or member of a committee shall be valid even if it is discovered afterwards that there was some defect in the appointment of any person or persons acting, or that they or any of them were or was disqualified from holding office or not entitled to vote, or had in any way vacated their or his office.

119.	Transactions or other arrangements with the company

119.1

Subject to the Companies Acts and provided he has declared the nature and extent of his interest in accordance with the requirements of the Companies Acts, a Director who is in any way, whether directly or indirectly, interested in an existing or proposed transaction or arrangement with the Company may:

(a)	be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is otherwise (directly or indirectly) interested;

(b)

act by himself or through his firm in a professional capacity for the Company (otherwise than as auditor) and he or his firm shall be entitled to remuneration for professional services as if he were not a Director;

(c)

be or become a Director or other officer of, or employed by, or a party to a transaction or arrangement with, or otherwise interested in, any body corporate in which the Company is otherwise (directly or indirectly) interested; and

(d)

hold any office or place of profit with the Company (except as auditor) in conjunction with his office of Director for such period and upon such terms, including as to remuneration as the Board may decide.

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119.2

A Director shall not, save as he may otherwise agree, be accountable to the Company for any benefit which he derives from any such contract, transaction or arrangement or from any such office or employment or from any interest in any such body corporate and no such contract, transaction or arrangement shall be liable to be avoided on the grounds of any such interest or benefit nor shall the receipt of any such remuneration or other benefit constitute a breach of his duty under section 176 of the Act.

120.	Authorisation of Directors’ conflicts of interest

120.1

The Board may, in accordance with the requirements set out in this Article, authorise any matter or situation proposed to them by any Director which would, if not authorised, involve a Director (an Interested Director) breaching his duty under the Act to avoid conflicts of interest.

120.2

A Director seeking authorisation in respect of a conflict of interest shall declare to the Board the nature and extent of his interest in a conflict of interest as soon as is reasonably practicable. The Director shall provide the Board with such details of the matter as are necessary for the Board to decide how to address the conflict of interest together with such additional information as may be requested by the Board.

120.3	Any authorisation under this Article will be effective only if:

(a)

to the extent permitted by the Act, the matter in question shall have been proposed by any Director for consideration in the same way that any other matter may be proposed to the Directors under the provisions of these Articles;

(b)	any requirement as to the quorum for consideration of the relevant matter is met without counting the Interested Director and any other interested Director; and

(c)	the matter is agreed to without the Interested Director voting or would be agreed to if the Interested Director’s and any other interested Director’s vote is not counted.

120.4

Any authorisation of a conflict of interest under this Article must be recorded in writing (but the authority shall be effective whether or not the terms are so recorded) and may (whether at the time of giving the authorisation or subsequently):

(a)	extend to any actual or potential conflict of interest which may reasonably be expected to arise out of the matter or situation so authorised;

(b)

provide that the Interested Director be excluded from the receipt of documents and information and the participation in discussions (whether at meetings of the Directors or otherwise) related to the conflict of interest;

(c)	impose upon the Interested Director such other terms for the purposes of dealing with the conflict of interest as the Directors think fit;

(d)

provide that, where the Interested Director obtains, or has obtained (through his involvement in the conflict of interest and otherwise than through his position as a Director) information that is confidential to a third party, he will not be obliged to disclose that information to the Company, or to use it in relation to the Company’s affairs where to do so would amount to a breach of that confidence; and

(e)

permit the Interested Director to absent himself from the discussion of matters relating to the conflict of interest at any meeting of the Directors and be excused from reviewing papers prepared by, or for, the Directors to the extent they relate to such matters.

120.5

Where the Directors authorise a conflict of interest, the Interested Director will be obliged to conduct himself in accordance with any terms and conditions imposed by the Directors in relation to the conflict of interest.

120.6

The Directors may revoke or vary such authorisation at any time, but this will not affect anything done by the Interested Director, prior to such revocation or variation, in accordance with the terms of such authorisation.

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120.7

A Director is not required, by reason of being a Director (or because of the fiduciary relationship established by reason of being a Director), to account to the Company for any remuneration, profit or other benefit which he derives from or in connection with a relationship involving a conflict of interest which has been authorised by the Directors or by the Company in general meeting (subject in each case to any terms, limits or conditions attaching to that authorisation) and no contract shall be liable to be avoided on such grounds.

120.8

If he has disclosed to the Board the nature and extent of his interest to the extent required by the Companies Acts, a Director is not required, by reason of being a Director (or because of the fiduciary relationship established by reason of being a Director), to account to the Company for any remuneration or other benefit which he derives from or in connection with:

(a)	being a party to, or otherwise interested in, any transaction or arrangement with:

(i)	the Company or in which the Company is interested; or

(ii)	a body corporate in which the Company is interested;

(b)

acting (otherwise than as auditor) alone or through his organisation in a professional capacity for the Company (and he or that organisation is entitled to remuneration for professional services as if he were not a Director); or

(c)	being a director or other officer of, or employed by, or otherwise interested in any other body corporate in which the Company is interested.

120.9	A Director’s receipt of any remuneration or other benefit referred to in Article 120.7 or 120.8 does not constitute an infringement of his duty under the Companies Acts.

120.10	A transaction or arrangement referred to in Article 120.7 or 120.8 is not liable to be avoided on the ground of any remuneration, benefit or interest referred to in that Article.

121.	Directors’ permitted interests

121.1

A Director cannot vote or be counted in the quorum on any resolution relating to any transaction or arrangement with the Company in which he has an interest and which may reasonably be regarded as likely to give rise to a conflict of interest but can vote (and be counted in the quorum) on the following:

(a)

giving him any security, guarantee or indemnity for any money or any liability which he, or any other person, has lent or obligations he or any other person has undertaken at the request, or for the benefit, of the Company or any of its subsidiary undertakings;

(b)

giving any security, guarantee or indemnity to any other person for a debt or obligation which is owed by the Company or any of its subsidiary undertakings, to that other person if the Director has taken responsibility for some or all of that debt or obligation. The Director can take this responsibility by giving a guarantee, indemnity or security;

(c)

a proposal or contract relating to an offer of any shares or debentures or other securities for subscription or purchase by the Company or any of its subsidiary undertakings, if the Director takes part because he is a holder of shares, debentures or other securities, or if he takes part in the underwriting or sub-underwriting of the offer;

(d)

any arrangement for the benefit of employees of the Company or any of its subsidiary undertakings which only gives him benefits which are also generally given to employees to whom the arrangement relates;

(e)

any arrangement involving any other company if the Director (together with any person connected with the Director) has an interest of any kind in that company (including an interest by holding any position in that company or by being a shareholder of that company). This does not apply if he knows that he has a Relevant Interest.

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(f)	a contract relating to insurance which the Company can buy or renew for the benefit of the Directors or a group of people which includes Directors; and

(g)

a contract relating to a pension, superannuation or similar scheme or a retirement, death, disability benefits scheme or employees’ share scheme which gives the Director benefits which are also generally given to the employees to whom the scheme relates.

121.2

A Director cannot vote or be counted in the quorum on a resolution relating to his own appointment or the settlement or variation of the terms of his appointment to an office or place of profit with the Company or any other company in which the Company has an interest.

121.3

Where the Directors are considering proposals about the appointment, or the settlement or variation of the terms or the termination of the appointment of two or more Directors to other offices or places of profit with the Company or any company in which the Company has an interest, a separate resolution may be put in relation to each Director and in that case each of the Directors concerned shall be entitled to vote and be counted in the quorum in respect of each resolution unless it concerns his own appointment or the settlement or variation of the terms or the termination of his own appointment or the appointment of another Director to an office or place of profit with a company in which the Company has an interest and the Director seeking to vote or be counted in the quorum has a Relevant Interest in it.

121.4

A company shall be deemed to be one in which the Director has a Relevant Interest if and so long as (but only if and so long as) he is to his knowledge (either directly or indirectly) the holder of or beneficially interested in one per cent or more of any class of the equity share capital of that company (calculated exclusive of any shares of that class in that company held as treasury shares) or of the voting rights available to members of that company. In relation to an alternate Director, an interest of his appointor shall be treated as an interest of the alternate Director without prejudice to any interest which the alternate Director has otherwise. Where a company in which a Director has Relevant Interest is interested in a contract, he also shall be deemed interested in that contract.

121.5

If a question arises at a Board meeting about whether a Director (other than the chairman of the meeting) has an interest which is likely to give rise to a conflict of interest, or whether he can vote or be counted in the quorum, and the Director does not agree to abstain from voting on the issue or not to be counted in the quorum, the question must be referred to the chairman of the meeting. The chairman’s ruling about the relevant Director is final and conclusive, unless the nature and extent of the Director’s interests have not been fairly disclosed to the Directors. If the question arises about the chairman of the meeting, the question must be directed to the Directors. The chairman cannot vote on the question but can be counted in the quorum. The Directors’ resolution about the chairman is final and conclusive, unless the nature and extent of the chairman’s interests have not been fairly disclosed to the Directors.

122.	General

For the purposes of Articles 118 to 121 inclusive (which shall apply equally to alternate Directors):

122.1	An interest of a person who is connected (which word shall have the meaning given to it by section 252 of the Act) with a Director shall be treated as an interest of the Director.

122.2	A contract includes references to any proposed contract and to any transaction or arrangement or proposed transaction or arrangement whether or not consulting a contract.

122.3	A conflict of interest includes a conflict of interest and duty and a conflict of duties.

122.4

Subject to the Companies Acts, the Company may by ordinary resolution suspend or relax the provisions of Articles 118 to 121 to any extent or ratify any contract not properly authorised by reason of a contravention of any of the provisions of Articles 118 to 121.

123.	Power to authenticate documents

Any Director, the Secretary or any person appointed by the Board for the purpose shall have power to authenticate any documents affecting the constitution of the Company and any resolution passed by the

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Company or the Board or any committee, and any books, records, documents and accounts relating to the business of the Company, and to certify copies or extracts as true copies or extracts. Where any books, records, documents or accounts are not at the Office, the local manager or other officer of the Company who has their custody shall be deemed to be a person appointed by the Board for this purpose. A document purporting to be a copy of a resolution, or an extract from the minutes of a meeting, of the Company or the Board or any committee which is so certified shall be conclusive evidence in favour of all persons dealing with the Company that such resolution has been duly passed or, as the case may be, that any minute so extracted is a true and accurate record of proceedings at a duly constituted meeting.

124.	Use of seals

124.1	The Board shall provide for the safe custody of the Seal. A Seal shall not be used without the authority of the Board or of a committee of the Board so authorised.

124.2

Subject as otherwise provided in these Articles, every document which is sealed using the Seal must be signed by at least one authorised person in the presence of a witness who attests the signature. An authorised person for this purpose is any Director, the Secretary or any other person authorised by the Directors for the purpose of signing documents to which the Seal is applied.

124.3

The Seal shall be used only for sealing securities issued by the Company and documents creating or evidencing securities so issued. Any such securities or documents sealed with the Seal shall not require to be signed unless the Board decides otherwise or the law otherwise requires.

124.4

The Board may decide who will sign an instrument to which a Seal is affixed (or in the case of a share certificate, on which the Seal may be printed) either generally or in relation to a particular instrument or type of instrument and may also determine either generally or in a particular case that a signature may be dispensed with or affixed by mechanical means.

125.	Declaration of dividends

Subject to the Act and these Articles, the Company may by ordinary resolution declare dividends to be paid to members according to their respective rights and interests in the profits of the Company. However, no dividend shall exceed the amount recommended by the Board.

126.	Interim dividends

126.1

Subject to the Act, the Board may declare and pay such interim dividends (including any dividend at a fixed rate) as appears to the Board to be justified by the profits of the Company available for distribution. If the Board acts in good faith, it shall not incur any liability to the holders of shares for any loss that they may suffer by the lawful payment of any interim dividend on any other class of shares ranking with or after those shares.

126.2

If the share capital is divided into different classes, the Board may pay interim dividends on shares which confer deferred or non-preferred rights with regard to dividend as well as on shares which confer preferential rights with regard to dividend, but no interim dividend shall be paid on shares carrying deferred or non-preferred rights if, at the time of payment, any preferential dividend is in arrears.

126.3

The Board may also pay at intervals settled by them any dividend payable at a fixed rate if it appears to them that the profits available for distribution justify the payment. If the Directors act in good faith they shall not incur any liability to the holders of shares conferring preferred rights for any loss they may suffer by the lawful payment of a dividend on any shares having deferred or non-preferred rights.

127.	Calculation and currency of dividends

Except as provided otherwise by the rights attached to shares, all dividends:

(a)	shall be declared and paid accordingly to the amounts paid up (otherwise than in advance of calls) on the shares on which the dividend is paid;

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(b)

shall be apportioned and paid proportionately to the amounts paid up on the shares during any portion or portions of the period in respect of which the dividend is paid, but if any share is issued on terms that it shall rank for dividend as from a particular date, it shall rank for dividend accordingly; and

(c)	may be declared or paid in any currency. The Board may decide the rate of exchange for any currency conversions that may be required and how any costs involved are to be met.

128.	Amounts due on shares can be deducted from dividends

The Board may deduct from any dividend or other money payable to any person on or in respect of a share all such sums as may be due from him to the Company on account of calls or otherwise in relation to the shares of the Company. Sums so deducted can be used to pay amounts owing to the Company in respect of the shares.

129.	Dividends not in cash

The Board may, by ordinary resolution of the Company direct, or in the case of an interim dividend may without the authority of an ordinary resolution direct, that payment of any dividend declared may be satisfied wholly or partly by the distribution of assets, and in particular of paid up shares or debentures of any other company, or in any one or more of such ways. Where any difficulty arises regarding such distribution, the Board may settle it as it thinks fit. In particular, the Board may:

(a)	issue fractional certificates (or ignore fractions);

(b)

fix the value for distribution of such assets or any part of them and determine that cash payments may be made to any members on the footing of the values so fixed, in order to adjust the rights of members; and

(c)	vest any such assets in trustees on trust for the person entitled to the dividend.

130.	No interest on dividends

Unless otherwise provided by the rights attached to the share, no dividend or other monies payable by the Company or in respect of a share shall bear interest as against the Company.

131.	Method of payment

131.1

The Company may pay any dividend, interest or other sum payable in respect of a share wholly or partly in cash or by direct debit, bank transfer, cheque, dividend warrant, or money order or by any other method, including by electronic means, as the Board may consider appropriate. For uncertificated shares, any payment may be made by means of the relevant system (subject always to the facilities and requirements of the relevant system) and such payment may be made by the Company or any person on its behalf by sending an instruction to the operator of the relevant system to credit the cash memorandum account of the holder or joint holders of such shares or, if permitted by the Company, of such person as the holder or joint holders may in writing direct.

131.2

The Company may send such payment by post or other delivery service (or by such means offered by the Company as the member or person entitled to it may agree in writing) to the registered address of the member or person entitled to it (or, if two or more persons are holders of the share or are jointly entitled to it because of the death or bankruptcy of the member or otherwise by operation of law, to the registered address of such of those persons as is first named in the Register) or to such person and such address as such member or person may direct in writing.

131.3

Every cheque, warrant, order or other form of payment is sent at the risk of the person entitled to the money represented by it, shall be made payable to the person or persons entitled, or to such other person as the person or persons entitled may direct in writing. Payment of the cheque, warrant, order or other form of payment (including transmission of funds through a bank transfer or other funds transfer system or by such other electronic means as permitted by these Articles or in accordance with the facilities and requirements

39

of the relevant system concerned) shall be good discharge to the Company. If any such cheque, warrant, order or other form of payment has or shall be alleged to have been lost, stolen or destroyed the Company shall not be responsible.

131.4	Any joint holder or other person jointly entitled to a share may give an effective receipt for any dividend or other monies payable in respect of such share.

131.5

The Board may, at its discretion, make provisions to enable any member as the Board shall determine to receive duly declared dividends in a currency or currencies other than sterling. For the purposes of the calculation of the amount receivable in respect of any dividend, the rate of exchange to be used to determine the foreign currency equivalent of any sum payable as a dividend shall be such rate or rates and the payment shall be on such terms and conditions as the Board may in its absolute discretion determine

131.6	In respect of the payment of any dividend or other sum which is a distribution, the Board may decide, and notify recipients, that:

(a)	one or more of the means described in this Article will be used for payment and a recipient may elect to receive the payment by one of the means so notified in the manner prescribed by the Directors;

(b)	one or more of such means will be used for the payment unless a recipient elects otherwise in the manner prescribed by the Directors; or

(c)	one or more of such means will be used for the payment and that recipients will not be able to elect otherwise,

the Board may for this purpose decide that different methods of payment may apply to different recipients or groups of recipients.

131.7

All cheques, warrants and similar financial instruments are sent, and payment in any other way is made, at the risk of the person who is entitled to the money and the Company will not be responsible for a payment which is lost, rejected or delayed. The Company can rely on a receipt for a dividend or other money paid in relation to a share from any one of the joint recipients on behalf of all of them. The Company is treated as having paid a dividend if the cheque, warrant or similar financial instrument is cleared or if a payment is made using a relevant system or inter-bank transfer or other electronic means.

131.8

Subject to the rights attaching to any shares, any dividends or other monies payable on or in respect of a share may be declared or paid in such currency or currencies and using such exchange rate or such date for determining the value or currency conversions as the Directors may determine.

132.	Uncashed dividends

If cheques, warrants or orders for dividends or other sums payable in respect of a share sent by the Company to the person entitled to them are returned to the Company or left uncashed on two consecutive occasions or, following one occasion, reasonable enquires have failed to establish any new address to be used for the purpose, the Company does not have to send any dividends or other monies payable in respect of that share due to that person until he notifies the Company of an address to be used for the purpose. If any such cheque, warrant or order has or is alleged to have been lost, stolen or destroyed, the Directors may, on request of the person entitled to it, issue a replacement cheque, warrant or order subject to compliance with such conditions as to evidence and indemnity and the payment of out of pocket expenses of the Company in connection with the request as the Directors may think fit.

133.	Unclaimed dividends

All dividends, interest or other sums payable and unclaimed for 12 months after having become payable may be invested or otherwise made use of by the Board for the benefit of the Company until claimed. The Company shall not be a trustee in respect of such unclaimed dividends and will not be liable to pay interest on it. All dividends that remain unclaimed for twelve (12) years after they were first declared or became due for payment shall (if the Board so resolves) be forfeited and shall cease to remain owing by the Company.

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134.	Scrip dividends

134.1

Subject to the Act, the Board may, by ordinary resolution of the Company and subject to such terms and conditions as the Board may determine, offer to any holders of shares (excluding any member holding shares as treasury shares) the right to elect to receive shares, credited as fully paid, instead of cash in respect of the whole (or some part, to be determined by the Board) of any dividend specified by the ordinary resolution. The following provisions shall apply:

(a)

the said resolution may specify a particular dividend, or may specify all or any dividends declared within a specified period or periods but such period may not end later than the fifth anniversary of the date of the meeting at which the ordinary resolution is passed;

(b)

the entitlement of each holder of shares to new shares shall be such that the relevant value of the entitlement shall be as nearly as possible equal to (but not greater than) the cash amount (disregarding any tax credit) of the dividend that such holder would have received by way of dividend. For this purpose relevant value shall be calculated by reference to the average of the middle market quotations for the shares on any stock exchange on which the shares are traded or any other publication of a recognised investment exchange showing quotations for the Company’s shares), for the day on which the shares are first quoted “ex” the relevant dividend and the four subsequent dealing days, or in such other manner as the Board may determine on such basis as it considers to be fair and reasonable. A certificate or report by the Company’s auditors as to the amount of the relevant value in respect of any dividend shall be conclusive evidence of that amount;

(c)

no fractions of a share shall be allotted. The Board may make such provisions as it thinks fit for any fractional entitlements including provisions where, in whole or in part, the benefit accrues to the Company and/or under which fractional entitlements are accrued and/or retained and in each case accumulated on behalf of any member and such accruals or retentions are applied to the allotment by way of bonus to or cash subscription on behalf of any member of fully paid shares and/or provisions where cash payments may be made to members in respect of their fractional entitlements;

(d)

the Board shall, after determining the basis of allotment, notify the holders of shares in writing of the right of election offered to them, and specify the procedure to be followed and place at which, and the latest time by which, elections must be lodged in order to be effective. No such notice need to be given to holders of shares who have previously given election mandates in accordance with this Article and whose mandates have not been revoked. The accidental omission to give notice of any right of election to, or the non-receipt (even if the Company becomes aware of such non-receipt) of any such notice by, any holder of shares entitled to the same shall neither invalidate any offer of an election nor give rise to any claim, suit or action;

(e)

The Board may on any occasion decide that rights of election shall only be made available subject to such exclusions, restrictions or other arrangements as they shall in their absolute discretion deem necessary or desirable in order to comply with legal or practical problems under the laws of, or the requirements of any recognised regulatory body or stock exchange in, any territory;

(f)

the Board shall not proceed with any election unless the company has sufficient reserves or funds that may be capitalised, and the Board has authority to allot sufficient shares, to give effect to it after the basis of the allotment is determined;

(g)

the Board may exclude from any offer or make other arrangements in relation to any holders of shares where the Board considers that the making of the offer to them or in respect of such shares would or might involve the contravention of the laws of any territory or that for any other reason the offer should not be made to them or in respect of such shares;

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(h)

Unless the Board decides otherwise or the rules of a relevant system require otherwise, any new shares which a holder has elected to receive instead of cash in respect of some or all of his dividend will be:

(i)	shares in uncertificated form if the corresponding elected shares were uncertificated shares on the record date for that dividend; and

(ii)	shares in certificated form if the corresponding elected shares were shares in certificated form on the record date for that dividend;

(i)

the Board may establish or vary a procedure for election mandates in respect of future rights of election and may determine that every duly effected election in respect of any shares shall be binding on every successor in title to the holder;

(j)

the dividend (or that part of the dividend in respect of which a right of election has been offered) shall not be payable on shares in respect of which an election has been duly made (elected shares) and instead additional shares shall be allotted to the holders of the elected shares on the basis of allotment determined as stated above. For such purpose the Board may capitalise, out of any amount for the time being standing to the credit of any reserve or fund (including any share premium account or capital redemption reserve) or of any of the profits which could otherwise have been applied in paying dividends in cash as the Board may determine, a sum equal to the aggregate nominal amount of the additional shares to be allotted on such basis and apply it in paying up in full the appropriate number of unissued shares for allotment and distribution to the holders of the elected shares on such basis. The Board may do all acts and things considered necessary or expedient to give effect to any such capitalisation;

(k)

the Board may decide how any costs relating to the new shares available in place of a cash dividend will be met, including to deduct an amount from the entitlement of a holder of shares under this Article;

(l)

the additional shares so allotted shall rank pari passu in all respects with each other and with the fully paid shares in issue on the record date for the dividend in respect of which the right of election has been offered, except that they will not rank for any dividend or other distribution or other entitlement which has been declared, paid or made by reference to such record date;

(m)

the Board may terminate, suspend, or amend any offer of the right to elect to receive shares in lieu of any cash dividend at any time and generally may implement any scrip dividend scheme on such terms and conditions as the Board may determine and take such other action as the Board may deem necessary or desirable in respect of any such scheme; and

(n)

The Board may do all acts and things which they consider necessary or expedient to give effect to any such capitalisation, and may authorise any person to enter on behalf of all the members interested into an agreement with the Company providing for such capitalisation and incidental matters and any agreement so made shall be binding on all concerned.

135.	Capitalisation of reserves

135.1	The Board may, with the authority of an ordinary resolution of the Company:

(a)

subject as provided in this Article, resolve to capitalise any undivided profits of the Company not required for paying any preferential dividend (whether or not they are available for distribution) or any sum standing to the credit of any reserve or fund of the Company which is available for distribution or standing to the credit of the share premium account of capital redemption reserve or other undistributable reserve;

(b)

appropriate the sum resolved to be capitalised to the members in proportion to the nominal amounts of the shares (whether or not fully paid) held by them respectively which would entitle them to participate in a distribution of that sum if the shares were fully paid and the sum were then

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distributable and were distributed by way of dividend and apply such sum on their behalf either in or towards paying up the amounts, if any, for the time being unpaid on any shares held by them respectively, or in paying up in full unissued shares or debentures of the Company of a nominal amount equal to that sum, and allot the shares or debentures credited as fully paid to those members or as they may direct, in those proportions, or partly in one way and partly in the other, provided that:

(i)

the share premium account, the capital redemption reserve, any other undistributable reserve and any profits which are not available for distribution may, for the purposes of this Article, only be applied in paying up in full shares to be allotted to members credited as fully paid;

(ii)

the Company will also be entitled to participate in the relevant distribution in relation to any shares of the relevant class held by it as treasury shares and the proportionate entitlement of the relevant class of members to the distribution will be calculated accordingly; and

(iii)

in a case where any sum is applied in paying amounts for the time being unpaid on any shares of the Company or in paying up in full debentures of the Company, the amount of the net assets of the Company at that time in not less than the aggregate of the called up share capital of the Company and its undistributable reserves as shown in the latest audited accounts of the Company or such other accounts as may be relevant and would not be reduced below that aggregate by the payment of it;

(c)

resolve that any shares so allotted to any member in respect of a holding by him of any partly paid shares shall, so long as such shares remain partly paid, rank for dividends only to the extent that such partly paid shares rank for dividends;

(d)

make such provision by the issue of fractional certificates (or by ignoring fractions or by accruing the benefit of it to the Company rather than to the members concerned) or by payment in cash or otherwise as it thinks fit in the case of shares or debentures becoming distributable in fractions;

(e)	authorise any person to enter on behalf of such members concerned into an agreement with the Company providing for either:

(i)	the allotment to them respectively, credited as fully paid up, of any shares or debentures to which they may be entitled on such capitalisation; or

(ii)

the payment up by the Company on behalf of such members by the application of their respective proportions of the reserves or profits resolved to be capitalised, of the amounts or any part of the amounts remaining unpaid on their existing shares, (any agreement made under such authority being effective and binding on all such members); and

(f)	generally do all acts and things required to give effect to such resolution.

135.2

Where, pursuant to an employees’ share scheme (within the meaning of section 1166 of the Act) or any similar scheme under which participation is extended to non-executive Directors or consultants providing services to the Company or any of its subsidiaries:

(a)

the Company has granted options to subscribe for shares on terms which provide (inter alia) for adjustments to the subscription price payable on the exercise of such options or to the number of shares to be allotted upon such exercise in the event of any increase or reduction in or other reorganisation of the Company’s issued share capital and an otherwise appropriate adjustment would result in the subscription price for any share being less than its nominal value, then the Board may, on the exercise of any of the options concerned and payment of the subscription price which would have applied had such adjustment been made, capitalise any such profits or other sum as is mentioned in Article 135.1(a) to the extent necessary to pay up the unpaid balance of the nominal value of the shares which fall to be allotted on the exercise of such options and apply such amount in paying up such balance and allot shares fully paid accordingly;

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(b)

the Company has granted (or assumed liability to satisfy) rights to subscribe for shares (whether in the form of stock options, stock units, restricted stock, stock appreciation rights, performance shares and units, dividend equivalent rights or otherwise) then the Board may, in connection with the issue of shares, capitalise any such profits or other sum as is mentioned in Article 135.1 to the extent necessary to pay up the unpaid balance of the nominal value of the shares which fall to be issued in connection with such rights to subscribe and apply such amount in paying up such balance and allot shares fully paid accordingly; and

(c)	the provisions of Article 135.1(a) to (f) shall apply with the necessary alterations to this Article.

136.	Record dates

136.1

Notwithstanding any other provision of these Articles but without prejudice to the rights attached to any shares and subject always to the Act, the Company or the Board may by resolution specify any date (record date) as the date at the close of business (or such other time as the Board may determine) on which persons registered as the holders of shares or other securities shall be entitled to receipt of any dividend, distribution, interest, allotment, issue, notice, information, document or circular. Such record date may be before, on or after the date on which the dividend, distribution, interest, allotment, issue, notice, information, document or circular is declared, made, paid, given, or served.

136.2

In the absence of a record date being fixed, entitlement to any dividend, distribution, interest, allotment, issue, notice, information, document or circular shall be determined by reference to the date on which the dividend is declared, the distribution allotment or issue is made or the notice, information, document or circular made, given or served.

137.	Inspection of records

No member (other than a Director) shall have any right to inspect any accounting record or other document of the Company unless he is authorised to do so by law, by order of a court of competent jurisdiction, by the Board or by ordinary resolution of the Company.

138.	Account to be sent to members

138.1

In respect of each financial year, a copy of the Company’s annual accounts, the strategic report, the Directors’ report, the Directors’ remuneration report, the auditor’s report on those accounts and on the auditable part of the Directors’ remuneration report shall be sent or supplied to:

(a)	Every member (whether or not entitled to receive notices of general meetings);

(b)	Every holder of debentures (whether or not entitled to receive notice of general meetings); and

(c)	Every other person who is entitle to receive notice of general meetings,

not less than twenty-one (21) clear days before the date of the meeting at which copies of those documents are to be laid in accordance with the Act.

138.2	This Article does not require copies of the documents to which it applies to be sent or supplied to:

(a)	A member or holder of debentures of whose address the Company is unaware; or

(b)	More than one of the joint holders of shares or debentures.

138.3

The Board may determine that persons entitled to receive a copy of the Company’s annual accounts, the strategic report, the Directors’ report, the Directors’ remuneration report, the auditor’s report on those accounts and on the auditable part of the Directors’ remuneration report are those persons entered on the Register at the close of business on a day determined by the Board, provided that the day determined by the Board may not be more than twenty-one (21) days before the day that the relevant copies are being sent.

138.4

Where permitted by the Act, a strategic report with supplementary material in the form and containing the information prescribed by the Act may be sent or supplied to a person so electing in place of the documents required to be sent or supplied by Article 138.

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139.	Service of Notices

139.1	The Company can send, deliver or serve any notice or other document, including a share certificate, to or on a member:

(a)	personally;

(b)	by sending it through the postal system addressed to the member at his registered address or by leaving it at that address addressed to the member;

(c)	through a relevant system, where the notice or document relates to uncertificated shares;

(d)	where appropriate, by sending or supplying it in electronic form to an address notified by the member to the Company for that purpose;

(e)	where appropriate, by making it available on a website and notifying the member of its availability in accordance with this Article; or

(f)	by any other means authorised in writing by the member.

139.2	In the case of joint holders of a share:

(a)

service, sending or supply of any notice, document or other information on or to one of the joint holders shall for all purposes be deemed a sufficient service on, sending or supplying to all the joint holders; and

(b)

anything to be agreed or specified in relation to any notice, document or other information to be served on, sent or supplied to them may be agreed or specified by any one of the joint holders and the agreement or specification of the first named in the Register shall be accepted to the exclusion of that of the other joint holders.

139.3

Where a member (or, in the case of a joint holders, the person first named in the Register) has a registered address outside the United Kingdom but has notified the Company of an address within the United Kingdom at which notices, documents or other information may be given to him or has given to the Company an address for the purposes of communications by electronic means at which notices, documents or other information may be served, sent or supplied to him, he shall be entitled to have notices served, sent or supplied to him at such address or, where applicable, the Company may make them available on a website and notify the holder of that address. Otherwise no such member shall be entitled to receive any notice, document or other information from the Company.

139.4

If on three consecutive occasions any notice, document or other information has been sent to any member at his registered address or his address for the service of notices (by electronic means or otherwise) but has been returned undelivered, such member shall not be entitled to receive notices, documents or other information from the Company until he shall have communicated with the Company and supplied in writing a new registered address or address within the United Kingdom for the service of notices or has informed the Company of an address for the service of notices and the sending or supply of documents and other information in electronic form. For these purposes, any notice, document or other information served, sent or supplied by post shall be treated as returned undelivered if the notice, document or other information is served, sent or supplied back to the Company (or its agents) and a notice, document or other information served, sent or supplied in electronic form shall be treated as returned undelivered if the Company (or its agents) receives notification that the notice, document or other information was not delivered to the address to which it was served, sent or supplied.

139.5	The Company may at any time and in its sole discretion choose to serve, send or supply notices, documents or other information in hard copy form alone to some or all of the members.

140.	Hard copy form

140.1

Any document, information or notice is validly sent or supplied by the Company in hard copy form if it is handed to the intended recipient or sent or supplied by hand or through the post in a prepaid envelope:

(a)	to an address specified for the purpose by the intended recipient;

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(b)	if the intended recipient is a company, to its registered office;

(c)	to the address shown in the Company’s Register;

(d)	to any address to which any provision of the Companies Acts authorises it to be sent or supplied; or

(e)	if the Company is unable to obtain an address falling within paragraphs (a) to (d), to the last address known to the Company of the intended recipient.

141.	Electronic form

141.1	Any document, information or notice is validly sent or supplied by the Company in electronic form:

(a)	to a person if that person has agreed (generally or specifically) that the document, information or notice may be sent or supplied in that form and has not revoked that agreement; or

(b)	to a company that is deemed to have so agreed by the Companies Acts.

142.	Electronic means

142.1	Any document, information or notice is validly sent or supplied by the Company by electronic means if it is sent or supplied:

(a)	to an address specified for the purpose by the intended recipient (generally or specifically); or

(b)	where the intended recipient is a company, to an address deemed by the Companies Acts to have been so specified.

143.	Website

143.1	Any document, information or notice is validly sent or supplied by the Company to a person by being made available on a website if:

(a)

the person has agreed (generally or specifically) that the document, information or notice may be sent or supplied to him in that manner, or he is taken to have so agreed under Schedule 5 of the Act, and in either case he has not revoked that agreement:

(b)	the Company has notified the intended recipient of:

(i)	the presence of the document, information or notice on the website;

(ii)	the address of the website;

(iii)	the place on the website where it may be accessed;

(iv)	how to access the document, information or notice; and

(v)

any other information prescribed by the Companies Acts or any other provisions of law including, when the document, information or notice is a notice of meeting, that fact, the place, date and time of the meeting and whether the meeting is an annual general meeting; and

(c)

the document, information or notice is available on the website throughout the period specified by any applicable provision of the Companies Acts or, if no such period is specified, the period of twenty-eight (28) days starting on the date on which the notification referred to in paragraph (b) above is sent to the relevant person.

144.	Sending or supplying any Document, information or notice by any other means

Any document, information or notice that is sent or supplied otherwise than in hard copy form or electronic form or by means of a website is validly sent or supplied if it is sent or supplied in a form or manner that has been agreed by the intended recipient.

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145.	Presence at meeting evidence in itself of receipt of notice

A member present either in person or by proxy, or in the case of a corporate member by a duly authorised representative, at any meeting of the Company or of the holders of any class of Shares shall be deemed to have received notice of the meeting and, where required, of the purposes for which it was called.

146.	Notice on person entitled by transmission

The Company may give notice to the person entitled to a share because of the death or bankruptcy of a member or otherwise by operation of law, by sending or delivering it in any manner authorised by these Articles for the giving of notice to a member, addressed to that person by name, or by the title of representative of the deceased or trustee of the bankrupt or representative by operation of law or by any like description, at the address (if any) within the United Kingdom supplied for the purpose by the person claimed to be so entitled or to which notices may be sent in electronic form. Until such an address has been so supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy or operation of law had not occurred. This shall apply whether or not the Company has notice of the death or bankruptcy or other event.

147.	Record date for service

Any notice, document or other information may be served, sent or supplied by the Company by reference to the register as it stands at any time not more than fifteen (15) days before the date of service, sending or supplying. No change in the register after that time shall invalidate that service, sending or supply. Where any notice, document or other information is served on, sent or supplied to any person in respect of a share in accordance with these Articles, no person deriving any title or interest in that share shall be entitled to any further service, sending or supplying of that notice, document or other information.

148.	Evidence of service

148.1

Any notice, document or other information, addressed to a member at his registered address or address for service in the United Kingdom shall, if served, sent or supplied by first class post, be deemed to have been served or delivered on the day after the day when it was put in the post (or, where second class post is employed, on the second day after the day when it was put in the post). Proof that an envelope containing the notice, document or other information was properly addressed and put into the post as a prepaid letter shall be conclusive evidence that the notice was given.

148.2

Any notice, document or other information not served, sent or supplied by post but delivered or left at a registered address or address for service in the United Kingdom (other than an address for the purposes of communications by electronic means) shall be deemed to have been served or delivered on the day on which it was so delivered or left.

148.3

Any notice, document or other information, if served, sent or supplied by electronic means shall be deemed to have been received on the day on which the electronic communication was sent by or on behalf of the Company notwithstanding that the Company subsequently sends such notice, document or other information in hard copy form by post. Any notice, document or other information made available on a website shall be deemed to have been received on the day on which the notice, document or other information was first made available on the website or, if later, when a notice of availability is received or deemed to have been received pursuant to this Article. Proof that the notice, document or other information was properly addressed shall be conclusive evidence that the notice by electronic means was given.

148.4

Any notice, document or other information served, sent or supplied by the Company by means of a relevant system shall be deemed to have been received when the Company or any sponsoring system-participant acting on its behalf sends the issuer-instruction relating to the notice, document or other information.

148.5

Any notice, document or other information served, sent or supplied by the Company by any other means authorised in writing by the member concerned shall be deemed to have been received when the Company has carried out the action it has been authorised to take for that purpose.

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149.	Notice when post not available

If at any time by reason of the suspension, interruption or curtailment of postal services within the United Kingdom the Company is unable effectively to convene a general meeting by notices sent through the post, the Company need only give notice of a general meeting to those members with whom the Company can communicate by electronic means and who have provided the Company with an address for this purpose. The Company shall also advertise the notice in at least one national newspaper published in the United Kingdom and make it available on its website from the date of such advertisement until the conclusion of the meeting or any adjournment of it. In any such case the Company shall send confirmatory copies of the notice by post to those members to whom notice cannot be given by electronic means if, at least seven days prior to the meeting, the posting of notices to addresses throughout the United Kingdom again becomes practicable.

150.	Validation of documents in electronic form

150.1	Where a document is required under these Articles to be signed by a member or any other person, if the document is in electronic form, then in order to be valid the document must:

(a)

incorporate the electronic signature, or personal identification details (which may be details previously allocated by the Company), of that member or other person, in such form as the Board may approve; or

(b)	be accompanied by such other evidence as the Board may require in order to be satisfied that the document is genuine.

150.2

The Company may designate mechanisms for validating any such document and a document not validated by the use of any such mechanisms shall be deemed as having not been received by the Company In the case of any document or information relating to a meeting, an instrument of proxy or invitation to appoint a proxy, any validation requirements shall be specified in the relevant notice of meeting in accordance with Articles 49 and 72.

151.	Winding Up

If the Company is wound up and subject to the rights and restrictions attached to any share or classes of shares, the liquidator may, with the sanction of a special resolution and any other sanction required by law, divide among the members in specie the whole or any part of the assets of the Company and may, for that purpose, value any assets and determine how the division shall be carried out as between the members or different classes of members. The liquidator may, with the like sanction, vest the whole or any part of the assets in trustees upon such trusts for the benefit of the members as he may with the like sanction determine, but no member shall be compelled to accept any assets upon which there is a liability.

152.	Indemnity and insurance

152.1	In this Article:

(a)	companies are associated if one is a subsidiary of the other or both are subsidiaries of the same body corporate;

(b)

a relevant officer means any Director or other officer or former Director or other officer of the Company or an associated company (including any company which is a trustee of an occupational pension scheme (as defined by section 235(6) of the Act), but excluding in each case any person engaged by the Company (or associated company) as auditor (whether or not he is also a Director or other officer), to the extent he acts in his capacity as auditor); and

(c)

relevant loss means any loss or liability which has been or may be incurred by a relevant officer in connection with that relevant officer’s duties or powers in relation to the company, any associated company or any pension fund or employees’ share scheme of the company or associated company.

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152.2	Subject to Article 152.3, but without prejudice to any indemnity to which a relevant officer is otherwise entitled:

(a)

each relevant officer shall be indemnified out of the Company’s assets against all relevant loss and in relation to the Company’s (or any associated company’s) activities as trustee of an occupational pension scheme (as defined in section 235(6) of the Act), including any liability incurred by him in defending any civil or criminal proceedings, in which judgment is given in his favour or in which he is acquitted or the proceedings are otherwise disposed of without any finding or admission of any material breach of duty on his part or in connection with any application in which the court grants him, in his capacity as a relevant officer, relief from liability for negligence, default, breach of duty or breach of trust in relation to the Company’s (or any associated company’s) affairs; and

(b)

the Company may provide any relevant officer with funds to meet expenditure incurred or to be incurred by him in connection with any proceedings or application referred to in Article 152.2(a) and otherwise may take any action to enable any such relevant officer to avoid incurring such expenditure.

152.3	This Article does not authorise any indemnity which would be prohibited or rendered void by any provision of the Companies Acts or by any other provision of law.

152.4	The Directors may decide to purchase and maintain insurance, at the expense of the Company, for the benefit of any relevant officer in respect of any relevant loss.

152.5

Where a relevant officer is indemnified against a liability in accordance with this Article, the indemnity extends to each cost, charge, loss, expense and liability incurred by him in relation to that liability.

153.	Exclusive jurisdiction

153.1

Unless the Company consents in writing to the selection of an alternative forum in the United States of America, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the U.S. Securities Act of 1933, as amended (the Securities Act).

153.2

Save in respect of any cause of action arising under the Securities Act, by subscribing for or acquiring shares, the member submits all disputes between him or herself and the Company or the Directors to the exclusive jurisdiction of the English courts.

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Annual General Meeting The Voting Instructions must be signed, completed and received at the indicated address prior to 10:00 A.M. (New York City time) on December 11, 2023 for action to be taken. 2023 VOTING INSTRUCTIONS AMERICAN DEPOSITARY SHARES Renalytix plc (the “Company”) ADS CUSIP No.: 75973T101.* ADS Record Date: November 10, 2023. Meeting Specifics: Annual General Meeting to be held on Friday, December 15, 2023 at 3:30 P.M. (GMT) as an in-person meeting at 6 Stratton Street Mayfair, London W1J 8LD. Meeting Agenda: Please refer to the Company’s Notice of Annual General Meeting and other relevant documents on the Company’s website: https://investors.renalytix.com/news-and-events/documents-and-presentations. Depositary: Citibank, N.A. Deposit Agreement: Deposit Agreement, dated as of July 21, 2020. Deposited Securities: Ordinary shares, nominal value Ł0.0025 per share, of the Company. Custodian: Citibank, N.A. (London). *ADS CUSIP No. is provided as a convenience only and without any liability for accuracy. The undersigned holder, as of the ADS Record Date, of the American Depositary Share(s) issued under the Deposit Agreement (“ADSs”) and identified above, acknowledges receipt of a copy of the Depositary’s Notice of Annual General Meeting and hereby authorizes and directs the Depositary to cause to be voted at the Meeting (and any adjournment or postponement thereof) the Deposited Securities represented by the ADSs in the manner indicated on the reverse side hereof. All capitalized terms not defined herein shall have the meaning given to such term in the Deposit Agreement. The information with respect to the Meeting and the ADS Voting Instructions contained herein and in any related materials may change after the date hereof as a result of a change in circumstances (e.g., an adjournment or cancellation of the Meeting, and change in manner of holding the Meeting). The Company intends to announce any changes and updates only on its website https://investors.renalytix.com/news-and-events/documents-and-presentations. We encourage you to check the referenced Company website for any updates to the information with respect to the Meeting and the ADS Voting Instructions as it is not expected that any additional information will be distributed to you via mail or email. Voting instructions may be given only in respect of a number of ADSs representing an integral number of Deposited Securities. Upon the timely receipt from a Holder of ADSs as of the ADS Record Date of voting instructions in the manner specified by the Depositary, the Depositary shall endeavor, insofar as practicable and permitted under any applicable law, the provisions of the Deposit Agreement, the Articles of Association of the Company and the provisions of the Deposited Securities, to vote, or cause the Custodian to vote, the Deposited Securities (in person or by proxy) represented by such Holder’s ADSs in accordance with the voting instructions received from the Holder of the ADSs. If the Depositary does not receive voting instructions from a Holder as of the ADS Record Date on or before the date established by the Depositary for such purpose, such Holder shall be deemed, and the Depositary shall deem such Holder, to have instructed the Depositary to give a discretionary proxy to a person designated by the Company to vote the Deposited Securities; provided, however, that no such discretionary proxy shall be given by the Depositary with respect to any matter to be voted upon as to which the Company informs the Depositary that (i) the Company does not wish such proxy to be given, (ii) substantial opposition exists, or (iii) the rights of holders of Deposited Securities may be adversely affected. Deposited Securities represented by ADSs for which no timely voting instructions are received by the Depositary from the Holder shall not be voted (except as otherwise contemplated in the Deposit Agreement). Neither the Depositary nor the Custodian shall under any circumstances exercise any discretion as to voting and neither the Depositary nor the Custodian shall vote, attempt to exercise the right to vote, or in any way make use of, for purposes of establishing a quorum or otherwise, the Deposited Securities represented by ADSs, except pursuant to and in accordance with the voting instructions timely received from Holders or as otherwise contemplated in the Deposit Agreement. If the Depositary timely receives voting instructions from a Holder which fail to specify the manner in which the Depositary is to vote the Deposited Securities represented by such Holder’s ADSs, the Depositary will deem such Holder to have instructed the Depositary to vote in favor of the items set forth in such voting instructions. Please indicate on the reverse side hereof how the Deposited Securities are to be voted. The Voting Instructions must be marked, signed and returned on time in order to be counted. By signing on the reverse side hereof, the undersigned represents to the Depositary and the Company that the undersigned is duly authorized to give the voting instructions contained therein.

ORDINARY RESOLUTIONS 1. Receipt and adoption of the Company’s U.K. statutory annual accounts and reports 2. Approval of the Company’s Directors’ Remuneration Report 3. Re-appointment of Catherine Coste to the Board of Directors 4. Re-appointment of Chirag Parikh to the Board of Directors 5. Ratification of the selection of Ernst & Young LLP, a Delaware limited liability partnership, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024 6. Re-appointment of Messrs PKF Littlejohn LLP, a United Kingdom entity, as U.K. statutory auditors of the Company, to hold office until the conclusion of the next annual general meeting of shareholders 7. Authorization for the Board of Directors to determine the auditors’ remuneration for the fiscal year ending June 30, 2024 8. Authorization for the Board of Directors to (i) allot shares or to grant rights to subscribe for or convert any security into shares up to a maximum aggregate nominal amount of Ł85,251.39 and (ii) allot further equity securities up to an aggregate nominal amount of Ł81,191.80 in connection with a preemptive offer in favour of shareholders SPECIAL RESOLUTIONS 9. Authorizing the Board of Directors to allot equity securities for cash in connection with a pre-emptive offer and otherwise up to a maximum aggregate nominal amount of Ł85,251.39 pursuant to the authorization in Resolution 8 as if U.K. statutory pre-emption rights did not apply 10. Authorization of share repurchases on the London Stock Exchange 11. Adoption of new articles of association The Board of Directors recommends a FOR vote for all resolutions. A Issues Renalytix plc Resolutions For Against Abstain For Against Abstain Resolution 1 Resolution 7 Resolution 2 Resolution 8 Resolution 3 Resolution 9 Resolution 4 Resolution 10 Resolution 5 Resolution 11 Resolution 6 B Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed. If this Voting Instructions Card is signed and timely returned to the Depositary but no specific direction as to voting is marked above as to an issue, the undersigned shall be deemed to have directed the Depositary to give voting instructions “FOR” the unmarked issue. If these Voting Instructions are signed and timely returned to the Depositary but multiple specific directions as to voting are marked above as to an issue, the undersigned shall be deemed to have directed the Depositary to give an “ABSTAIN” voting instruction for such issue. Please be sure to sign and date this Voting Instructions Card. Please sign your name to the Voting Instructions exactly as printed. When signing in a fiduciary or representative capacity, give full title as such. Where more than one owner, each MUST sign. A Voting Instructions Card executed by a corporation should be in the full name of a duly authorized officer with full title as such. Signature 1—Please keep signature within the line Signature 2—Please keep signature within the line Date (mm/dd/yyyy)